Dreyfus New York Tax Exempt Funds

Prospectus October 1, 2011

Dreyfus New York AMT-Free Municipal Money Market Fund (DNYXX)
Dreyfus New York Tax Exempt Bond Fund, Inc. (DRNYX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summaries

Dreyfus New York AMT-Free Municipal Money Market Fund	1
Dreyfus New York Tax Exempt Bond Fund, Inc.	4
Fund Details

Goal and Approach	7
Investment Risks	8
Management	10
Shareholder Guide

Buying and Selling Shares	12
General Policies	14
Distributions and Taxes	15
Services for Fund Investors	16
Financial Highlights	18
For More Information

See back cover.

Fund Summary

Dreyfus New York AMT-Free Municipal Money Market Fund
Investment Objective

The fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50
Other expenses (including shareholder services fees)	.19
Total annual fund operating expenses	.69

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements designed to help it maintain a stable share price of $1.00. To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and New York state and New York city personal income taxes. The fund also seeks to provide income exempt from the federal alternative minimum tax.

The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal, New York state and New York city income taxes, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York state or New York city municipal obligations are not available for investment.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table shows the average annual total returns of the fund's shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q2, 2007: 0.78% Worst Quarter Q4, 2010: 0.00%
The fund's year-to-date total return as of 6/30/11 was 0.00%.

Average Annual Total Returns as of 12/31/10
1 Year	5 Years	10 Years
0.00%	1.58%	1.39%
For the fund's current yield, call toll free 1-800-DREYFUS.

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid to you will be exempt from federal, New York state and New York city personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

Dreyfus New York Tax Exempt Bond Fund, Inc.

Investment Objective

The fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.60
Other expenses (including shareholder services fees)*	.14
Total annual fund operating expenses	.74

*Other expense includes interest expense associated with the fund's investment in inverse floaters. Not shown in the table is the additional income generated by these investments which was approximately the same as the interest expense.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 8.75% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. The fund invests at least 80% of its assets in municipal bonds rated investment grade (Baa/BBB or higher) or the unrated equivalent as determined by The Dreyfus Corporation. For additional yield, the fund may invest up to 20% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by The Dreyfus Corporation.

The dollar-weighted average maturity of the fund’s portfolio normally exceeds ten years, but the fund may invest without regard to maturity.

The portfolio managers focus on identifying undervalued sectors. To select municipal bonds for the fund, the portfolio managers use fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trade among various sectors, based on their apparent relative values.

Although the fund seeks to provide income exempt from federal, New York state and New York city income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable obligations.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the funds share price.

• Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. To the extent the fund invests in high yield ("junk") bonds, its portfolio is subject to heightened credit risk.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q3, 2009: 7.48% Worst Quarter Q4, 2010: -4.75%
The fund's year-to-date total return as of 6/30/11 was 4.03%.

After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/10)
	1 Year	5 Years	10 Years
Fund returns before taxes	1.81%	3.50%	4.10%
Fund returns after taxes on distributions	1.81%	3.48%	4.04%
Fund returns after taxes on distributions and sale of fund shares	2.58%	3.57%	4.10%
Barclays Capital Municipal Bond Index reflects no deduction for fees, expenses or taxes	2.38%	4.09%	4.83%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. Thomas Casey and David Belton have served as the fund's co-primary portfolio managers since December 2009. Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation, and Mr. Belton is the Head of Municipal Bond Research at Standish. Messrs. Casey and Belton are also employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and New York state and New York city income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

Dreyfus New York AMT-Free Municipal Money Market Fund

The fund seeks to provide as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city personal income taxes. The fund also seeks to provide income exempt from the federal alternative minimum tax. The fund’s investments include municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund also may invest in high-quality, short term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invest solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less. The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund’s portfolio is 120 days.

Although the fund seeks to provide income exempt from federal, New York state and New York city personal income taxes, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York state or New York city municipal obligations are not available for investment. In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from meeting its investment objective.

Dreyfus New York Tax Exempt Bond Fund, Inc.

The fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes.

The fund invests at least 80% of its assets in municipal bonds rated, at the time of purchase, investment grade (Baa/BBB or higher), or the unrated equivalent as determined by The Dreyfus Corporation. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by The Dreyfus Corporation.

The dollar-weighted average maturity of the fund’s portfolio normally exceeds ten years, but the fund may invest without regard to maturity. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

The portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

• Actively trading among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Although the fund seeks to provide income exempt from federal, New York state and New York city personal income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable bonds and municipal bonds that pay income exempt only from federal income tax, including when the portfolio managers believe acceptable New York municipal bonds are not available for investment.

The fund may, but is not required to, use derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters, as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

The fund also may make forward commitments in which the fund agrees to buy and sell a security in the future at a price agreed upon today.

Investment Risks

Dreyfus New York AMT-Free Municipal Money Market Fund

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high-quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Dreyfus New York Tax Exempt Fund, Inc.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. Although the fund invests primarily in investment grade bonds, the fund may invest to a limited extent in high yield bonds. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund is subject to the following additional risks.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Market sector risk. The fund may significantly overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Certain derivatives may cause taxable income.

• Leverage risk. The use of leverage, such as lending portfolios securities, entering into futures contracts, investing in inverse floaters, and engaging in forward commitment transactions, may cause taxable income and may magnify the fund's gains or losses.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities or money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $272 billion in 192 mutual fund portfolios. For the past fiscal year, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund, Inc. each paid Dreyfus a management fee at an annual rate of 0.21% and 0.60%, respectively, of the fund's average daily net assets. A discussion regarding the basis for the board's approving each fund's management agreement with Dreyfus is available in the fund's semi-annual report for the six months ended November 30, 2010. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team. It has $26.3 trillion in assets under custody and administration and $1.3 trillion in assets under management, services $11.8 trillion in outstanding debt and processes global payments averaging $1.7 trillion per day. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Thomas Casey and David Belton have been co-primary portfolio managers of the Dreyfus New York Tax Exempt Bond Fund, Inc. since December 2009. Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, where he has been employed since July 1993. Mr. Belton is the Head of Municipal Bond Research at Standish, where he has been employed since November 1997. Mr. Casey and Mr. Belton manage a number of other state-specific municipal bond funds for Dreyfus, where Mr. Casey has been employed since April 2009 and Mr. Belton has been employed since December 2009.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Buying and Selling Shares

You pay no sales charges to invest in shares of the fund. Your price for shares is the net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans.

Money market fund investments are valued based on amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Money market funds use the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality, liquidity and diversification requirements to help it maintain the $1.00 per share price. Because the fund seeks tax exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans. When calculating NAV, money market funds compare the NAV using amortized cost to their NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55299

Boston, MA 02205-5299

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to:

The Dreyfus Family of Funds

P.O. Box 105

Newark, NJ 07101-0105

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-DREYFUS (outside the U.S. 516-794-5452) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-DREYFUS (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $2,500 and $100, respectively. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds (or selling the shares in the case of a money market fund) for up to eight business days following the purchase of those shares

• the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares of a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55263

Boston, MA 02205-5263

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-DREYFUS (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS (outside the U.S. 516-794-5452) for instructions to establish the Dreyfus Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

If you invest through a financial intermediary (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative or the SAI.

The fund reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the money market fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved polices and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

The bond fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs, approved in writing by Dreyfus, generally are not considered to be frequent trading.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in nonaffiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain financial intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary, please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent that the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

To offset the relatively higher costs of servicing smaller accounts, the Money Market Fund charges regular accounts with balances below $2,000 annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and New York state and New York city personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.  For New York state personal income tax purposes, distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from New York state and New York city income taxes. Distributions that are federally taxable as ordinary income or capital gains are generally subject to state personal income taxes.

High portfolio turnover (Dreyfus New York Tax Exempt Bond Fund only) and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-DREYFUS.

Dreyfus Automatic Asset Builder®  permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Checkwriting Privilege

You may write redemption checks against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-DREYFUS. Certain requests require the services of a representative.

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

Dreyfus New York AMT-Free Municipal Money Market Fund Year Ended May 31,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.001	.011	.026	.030
Distributions:
Dividends from investment income--net	(.000)[a]	(.001)	(.011)	(.026)	(.030)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.05	1.15	2.62	3.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69	.66	.68	.65	.68
Ratio of net expenses to average net assets	.40	.47	.67	.65	.68
Ratio of net investment income to average net assets	.00[b]	.06	1.11	2.57	2.99
Net Assets, end of period ($ x 1,000)	222,450	263,226	341,319	272,327	231,195
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

Dreyfus New York Tax Exempt Bond Fund, Inc.	Year Ended May 31,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	14.84	14.18	14.44	14.64	14.58
Investment Operations:
Investment income--net[a]	.58	.58	.58	.57	.58
Net realized and unrealized gain (loss) on investments	(.27)	.65	(.25)	(.17)	.07
Total from Investment Operations	.31	1.23	.33	.40	.65
Distributions:
Dividends from investment income--net	(.58)	(.57)	(.57)	(.57)	(.58)
Dividends from net realized gain on investments	-	-	(.02)	(.03)	(.01)
Total Distributions	(.58)	(.57)	(.59)	(.60)	(.59)
Net asset value, end of period	14.57	14.84	14.18	14.44	14.64
Total Return (%)	2.15	8.86	2.48	2.82	4.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.73	.76	.78	.81
Ratio of net expenses to average net assets	.74	.73	.75	.78	.80
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.01	.02	.06	.09
Ratio of net investment income to average net assets	3.94	3.97	4.15	3.97	3.92
Portfolio Turnover Rate	8.75	11.35	16.88	42.55	30.27
Net Assets, end of period ($ x 1,000)	1,345,101	1,430,008	1,371,586	1,465,596	1,241,717
[a]Based on average shares outstanding at each month end.

NOTES

NOTES

NOTES

For More Information

Dreyfus New York AMT-Free Municipal Money Market Fund

SEC file number: 811-5160

Dreyfus New York Tax Exempt Bond Fund, Inc.
SEC file number: 811-3726

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Obtain Information

By telephone. Call 1-800-DREYFUS

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation NYTEFP1011

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2011, as revised or amended October 1, 2011

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (1-516-794-5452 outside the U.S.).

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI. All classes of a fund have the same fiscal year end and prospectus date. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Bond Funds, Inc.	DBF
Dreyfus Municipal Bond Fund	DMBF	DRTAX	August 31st	January 1st
Dreyfus Connecticut Municipal Money Market Fund, Inc	DCMMMF	DRCXX	November 30th	April 1st
Dreyfus Intermediate Municipal Bond Fund, Inc.	DIMBF	DITEX	May 31st	October 1st
Dreyfus Massachusetts Municipal Money Market Fund	DMMMMF	DMAXX	November 30th	April 1st
Dreyfus Municipal Funds, Inc.	DMF
Dreyfus AMT-Free Municipal Bond Fund	DAFMBF	Class A/DMUAX	August 31st	January 1st
Class B/DMUBX
Class C/DMUCX
Class I/DMBIX
Class Z/DRMBX
Dreyfus BASIC Municipal Money Market Fund	DBMMMF	DBMXX	August 31st	January 1st
Dreyfus BASIC New Jersey Municipal Money Market Fund	DBNJMMMF	DBJXX	August 31st	January 1st
Dreyfus High Yield Municipal Bond Fund	DHYMBF	Class A/DHYAX	August 31st	January 1st
Class C/DHYCX
Class I/DYBIX
Class Z/DHMBX
Dreyfus Municipal Money Market Fund, Inc.	DMMMF	DTEXX	May 31st	October 1st
Dreyfus New Jersey Municipal Money Market Fund, Inc.	DNJMMMF	DNJXX	November 30th	April 1st
Dreyfus New York AMT-Free Municipal Money Market Fund	DNYAMTMF	DNYXX	May 31st	October 1st
Dreyfus New York Tax Exempt Bond Fund, Inc.	DNYTEBF	DRNYX	May 31st	October 1st
Dreyfus Pennsylvania Municipal Money Market Fund	DPMMMF	DPAXX	November 30th	April 1st

GRP3-SAI-1011

Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.	DPCAMTMBF
Dreyfus California AMT-Free Municipal Bond Fund	DCAMTMBF	Class A/DCAAX	May 31st	October 1st
Class B/DCABX
Class C/DCACX
Class I/DCMIX
Class Z/DRCAX
Dreyfus Premier GNMA Fund, Inc.	DPGNMAF
Dreyfus GNMA Fund	DGNMA	Class A/GPGAX	April 30th	September 1st
Class B/GPGBX
Class C/GPNCX
Class Z/DRGMX
Dreyfus Stock Funds, Inc.	DSF
Dreyfus International Equity Fund	DIEF	Class A/DIEAX	September 30	February 1st
Class B/DIEBX
Class C/DIECX
Class I/DIERX
Dreyfus Small Cap Equity Fund	DSCEF	Class A/DSEAX	September 30	February 1st
Class B/DSEBX
Class C/DSECX
Class I/DSERX
Strategic Funds, Inc.	SF
Dreyfus Active MidCap Fund	DAMCF	Class A/DNLDX	December 31st	May 1st
Class B/DNLBX
Class C/DNLCX
Class I/DNLRX
Dreyfus Conservative Allocation Fund	DCAF	SCALX	August 31st	January 1st
Dreyfus Growth Allocation Fund	DGAF	SGALX	August 31st	January 1st
Dreyfus Moderate Allocation Fund	DMAF	SMDAX	August 31st	January 1st
Dreyfus Select Managers Large Cap Growth Fund	DSMLCGF	Class A/DSLAX	May 31st	October 1st
Class C/DSLCX
Class I/DSLIX
Dreyfus Select Managers Small Cap Growth Fund	DSMSCGF	Class A/DSGAX	May 31st	October 1st
Class C/DSGCX
Class I/DSGIX
Dreyfus Select Managers Small Cap Value Fund	DSMSCVF	Class A/DMVAX	November 30th	April 1st
Class C/DMECX
Class I/DMVIX
Dreyfus U.S. Equity Fund	DUSEF	Class A/DPUAX	November 30th	April 1st
Class C/DPUCX
Class I/DPUIX
Global Stock Fund	GSF	Class A/DGLAX	November 30th	April 1st
Class C/DGLCX
Class I/DGLRX
International Stock Fund	ISF	Class A/DISAX	November 30th	April 1st
Class C/DISCX
Class I/DISRX

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year for funds with fiscal years ended April 30th and May 31st, and "last fiscal year" means the fiscal year ended in the immediately preceding calendar year for funds with other fiscal years.

TABLE OF CONTENTS

PART I

PART II

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE	II-53
EXPENSE LIMITATIONS	II-54
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	II-55
RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES	II-55
California	II-55
New York	II-81

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Purchase of Institutional Money Funds	III-1
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
Class A	III-3
Class B	III-6
Class C	III-6
Class I	III-7
All Other Share Classes	III-7
Converting Shares	III-7
Frequent Purchases and Exchanges (non-money market funds only)	III-7
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Redemption Fee	III-8
Contingent Deferred Sales Charge - Multi-Class Funds	III-9
Redemption Through an Authorized Entity	III-11
Checkwriting Privilege	III-12
Wire Redemption Privilege	III-12
Redemption through Compatible Automated Facilities	III-12
Dreyfus TeleTransfer Privilege	III-13
Reinvestment Privilege	III-13
Share Certificates; Signatures	III-13
Redemption Commitment	III-13
Suspension of Redemptions	III-13
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-14
Exchanges	III-14
Dreyfus Automatic Asset Builder®	III-16
Dreyfus Government Direct Deposit Privilege	III-16
Dreyfus Payroll Savings Plan	III-16
Dreyfus Dividend Options	III-16
Automatic Withdrawal Plan	III-17
Monthly or Quarterly Distribution Plans	III-17
Letter of Intent - Class A Shares	III-17
Corporate Pension/Profit-Sharing and Retirement Plans	III-18
ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	III-18
ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	III-19
All Funds other than Money Market Funds	III-19
Equity Securities	III-19
Common Stock	III-19
Preferred Stock	III-20
Convertible Securities	III-20
Warrants	III-21

Fixed-Income Securities	III-21
U.S. Government Securities	III-22
Corporate Debt Securities	III-22
Ratings of Securities	III-22
High Yield and Lower-Rated Securities	III-22
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-23
Inflation-Indexed Securities	III-24
Variable and Floating Rate Securities	III-24
Participation Interests and Assignments	III-25
Mortgage-Related Securities	III-26
Asset-Backed Securities	III-30
Collateralized Debt Obligations	III-30
Municipal Securities	III-30
Taxable Investments (municipal or other tax-exempt funds only)	III-35
Funding Agreements	III-36
Real Estate Investment Trusts (REITs)	III-36
Money Market Instruments	III-36
Bank Obligations	III-36
Repurchase Agreements	III-37
Commercial Paper	III-37
Foreign Securities	III-38
Emerging Markets	III-38
Brazil	III-39
Certain Asian Emerging Market Countries	III-40
India	III-40
Depositary Receipts and New York Shares	III-42
Sovereign Debt Obligations	III-42
Brady Bonds	III-43
Eurodollar and Yankee Dollar Investments	III-43
Investment Companies	III-44
Exchange-Traded Funds (ETFs)	III-44
Exchange-Traded Notes	III-44
Derivatives	III-45
Futures Transactions	III-46
Options	III-47
Swap Transactions	III-48
Credit Linked Securities	III-49
Credit Derivatives	III-49
Structured Notes and Hybrid Instruments	III-50
Participatory Notes	III-50
Custodial Receipts	III-50
Combined Transactions	III-51
Future Developments	III-51
Foreign Currency Transactions	III-51
Commodities	III-51
Short-Selling	III-52
Lending Portfolio Securities	III-52
Borrowing Money	III-52
Borrowing Money for Leverage	III-53
Reverse Repurchase Agreements	III-53
Forward Commitments	III-53
Forward Roll Transactions	III-53
Illiquid Securities	III-54
Non-Diversified Status	III-54
Investments in the Technology Sector	III-54
Investments in the Real Estate Sector	III-54

Investments in the Natural Resources Sector	III-55
Money Market Funds	III-55
Ratings of Securities	III-56
U.S. Treasury Securities	III-56
U.S. Government Securities	III-56
Repurchase Agreements	III-56
Bank Obligations	III-57
Floating and Variable Rate Obligations	III-58
Participation Interests	III-58
Asset-Backed Securities	III-58
Commercial Paper	III-59
Foreign Bank Securities; Foreign Government Obligations and Securities; Securities of Supranational Entities	III-59
Municipal Securities	III-59
State Specific Funds	III-60
Derivative Products	III-60
Stand-By Commitments	III-61
Taxable Investments (municipal or other tax-exempt funds only)	III-61
Illiquid Securities	III-61
Borrowing Money	III-61
Reverse Repurchase Agreements	III-61
Forward Commitments	III-62
Interfund Borrowing and Lending Program	III-62
Lending Portfolio Securities	III-62
RATING CATEGORIES	III-63
S&P	III-63
Moody's	III-65
Fitch	III-67
DBRS	III-69
ADDITIONAL INFORMATION ABOUT THE BOARD	III-71
Boards' Oversight Role in Management	III-71
Board Composition and Leadership Structure	III-71
Additional Information About the Boards and Their Committees	III-71
MANAGEMENT ARRANGEMENTS	III-72
The Manager	III-72
Administrator	III-72
Sub-Advisers	III-72
Portfolio Allocation Manager	III-73
Portfolio Managers and Portfolio Manager Compensation	III-73
Certain Conflicts of Interest with Other Accounts	III-79
Distributor	III-80
Transfer and Dividend Disbursing Agent and Custodian	III-81
DETERMINATION OF NET ASSET VALUE	III-81
Valuation of Portfolio Securities (funds other than money market funds)	III-81
Valuation of Portfolio Securities (money market funds only)	III-82
Calculation of Net Asset Value	III-82
NYSE and Transfer Agent Closings	III-83
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-83
Funds Other Than Money Market Funds	III-83
TAXATION	III-83
Taxation of the Funds	III-83
Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)	III-85
Sale, Exchange or Redemption of Shares	III-86

PFICs	III-87
Non-U.S. Taxes	III-88
Foreign Currency Transactions	III-88
Financial Products	III-88
Payments with Respect to Securities Loans	III-89
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities	III-89
Inflation-Indexed Treasury Securities	III-89
Certain Higher-Risk and High Yield Securities	III-89
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-89
Investing in Mortgage Entities	III-90
Fund Subsidiary (Dreyfus Dynamic Alternatives Fund only)	III-90
Tax-Exempt Shareholders	III-91
Backup Withholding	III-91
Foreign (Non-U.S.) Shareholders	III-91
The Hiring Incentives to Restore Employment Act	III-92
Possible Legislative Changes	III-93
Other Tax Matters	III-93
PORTFOLIO TRANSACTIONS	III-94
Trading the Funds' Portfolio Securities	III-94
Soft Dollars	III-96
IPO Allocations	III-97
Disclosure of Portfolio Holdings	III-97
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS	III-98
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS	III-99
Massachusetts Business Trusts	III-99
Fund Shares and Voting Rights	III-99
GLOSSARY	III-100

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 200 Park Avenue, New York, New York 10166.

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and business, Director (2005 – 2009)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

David W. Burke 1936 Board Member	Corporate Director and Trustee	N/A

William Hodding Carter III 1935 Board Member	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006 – present) President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998 – 2006)	N/A
Gordon J. Davis 1941 Board Member	Partner in the law firm of Dewey & LeBoeuf LLP	Consolidated Edison, Inc., a utility company, Director (1997 – present) Phoenix Companies, Inc., a life insurance company, Director (2000 – present)

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joni Evans 1942 Board Member

Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications

Principal, Joni Evans Ltd. (publishing)

Senior Vice President of the William Morris Agency (1994 – 2006)

N/A
Ehud Houminer 1940 Board Member	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet Inc., an electronics distributor, Director (1993 – present)
Richard C. Leone 1940 Board Member	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	N/A
Hans C. Mautner 1937 Board Member

President – International Division and an Advisory Director of Simon Property Group, a real estate investment company

Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999 – present)

N/A
Robin A. Melvin 1963 Board Member	Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – present)	N/A
Burton N. Wallack 1950 Board Member	President and Co-owner of Wallack Management Company, a real estate management company	N/A
John E. Zuccotti 1937 Board Member	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Emeritus Chairman of the Real Estate Board of New York	Wellpoint, Inc., a health benefits company, Director (2005 – present)

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	David W. Burke	Hodding Carter, III	Gordon J. Davis	Joni Evans	Ehud Houminer

DBF	1995	1994	1988	2006	2006	1994
DCMMMF	1995	1994	2006	1995	1991	2006
DIMBF	1995	1980	1988	2006	2006	1994
DMMMMF	1995	1994	2006	1995	1991	2006
DMF	1995	1994	2006	1995	1985	2006
DMMMF	1995	1994	1988	2006	2006	1994
DNJMMMF	1995	1994	2006	1995	1991	2006
DNYAMTMF	1995	1994	2006	1995	1985	2006
DNYTEBF	1995	1994	2006	1995	1985	2006
DPMMMF	1995	1994	2006	1995	1991	2006
DPCAMTMBF	1995	1994	2006	1995	1985	2006
DPGNMAF	1995	1994	2006	1995	1985	2006
DSF	2003	2003	2003	2006	2006	2003
SF	1995	1994	1988	2006	2006	1994

Fund	Richard Leone	Hans C. Mautner	Robin Melvin	Burton N. Wallack	John E. Zuccotti

DBF	1976	1978	1995	2006	1977
DCMMMF	2006	2006	2006	1991	2006
DIMBF	1980	1980	1995	2006	1980
DMMMMF	2006	2006	2006	1991	2006
DMF	2006	2006	2006	1991	2006
DMMMF	1980	1980	1995	2006	1980
DNJMMMF	2006	2006	2006	1991	2006
DNYAMTMF	2006	2006	2006	1991	2006
DNYTEBF	2006	2006	2006	1991	2006
DPMMMF	2006	2006	2006	1991	2006
DPCAMTMBF	2006	2006	2006	1991	2006
DPGNMAF	2006	2006	2006	1991	2006
DSF	2003	2003	2003	2006	2003
SF	1984	1984	1995	2006	1984

Each board member has been a Dreyfus Family of Funds board member for over fifteen years. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their own independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the board have significant experience advising funds and fund board members. The board and its committees have the ability to engage other experts as appropriate. The board evaluates its performance on an annual basis.

• Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

• David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy. In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts. Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

• William Hodding Carter III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration. Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill. Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

• Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters. Prior to joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

• Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006. Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

• Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers. Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.). Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

• Richard C. Leone – Mr. Leone currently serves as President of the Century Foundation (formerly named the Twentieth Century Fund), a non-profit public policy research foundation. Prior to that, Mr. Leone served as

Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey. Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon Read and Co., an investment banking firm. He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.

• Hans C. Mautner – Mr. Mautner is President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited. Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères. In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

• Robin A. Melvin – Ms. Melvin is currently a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances. In that role she also manages the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

• Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

• John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development. Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission. In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.), and as Chairman of the board of directors of Brookfield Financial Properties, Inc. since 1996.

Committee Meetings

The boards' audit, nominating, compensation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Pricing

DBF	4	0	1	0
DCMMMF	4	1	1	0
DIMBF	4	0	1	0
DMMMMF	4	1	1	0
DMF	4	1	1	0
DMMMF	4	0	1	0
DNJMMMF	4	1	1	0
DNYAMTMF	4	0	1	0
DNYTEBF	4	0	1	0
DPMMMF	4	1	1	0
DPCAMTMBF	4	0	1	0
DPGNMAF	4	1	0	0
DSF	4	1	1	0
SF (5/31 fiscal year end)	0	0	0	0
SF (8/31 fiscal year end)	4	1	1	0
SF (11/30 fiscal year end)	4	1	1	0
SF (12/31 fiscal year end)	4	1	1	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, 2010.

Fund	Joseph S. DiMartino	David W. Burke	Hodding Carter, III	Gordon J. Davis	Joni Evans	Ehud Houminer

DMBF	None	None	None	None	None	None
DCMMMF	None	None	None	None	None	None
DIMBF	None	None	None	None	None	None
DMMMMF	None	None	None	None	None	None
DAFMBF	None	None	None	None	None	None
DBMMMF	$1 - $10,000	None	None	None	None	None
DBNJMMMF	$1 - $10,000	None	None	None	None	None
DHYMBF	None	None	None	None	None	None
DMMMF	None	None	None	None	None	None
DNJMMMF	None	None	None	None	None	None
DNYAMTMF	None	None	None	None	None	None
DNYTEBF	None	None	None	None	None	None
DPMMMF	None	None	None	None	None	None
DCAMTMBF	None	None	None	None	None	None
DGNMAF	None	None	None	None	None	None
DIEF	None	None	None	None	None	None
DSCEF	None	None	None	None	None	None

Fund	Joseph S. DiMartino	David W. Burke	Hodding Carter, III	Gordon J. Davis	Joni Evans	Ehud Houminer

DAMCF	None	None	None	None	None	$1 - $10,000
DCAF	None	None	None	None	None	None
GSF	None	None	None	None	Over $100,000	$10,001 - $50,000
DGAF	None	None	None	None	None	None
ISF	None	None	None	None	None	None
DMAF	None	None	None	None	None	None
DSMLCGF	None	None	None	None	None	None
DSMSCGF	None	None	None	None	None	None
DSMSCVF	None	None	None	None	None	$10,001 - $50,000
DUSEF	None	None	None	None	None	None

Aggregate holdings of funds in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	Over $100,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000	Over $100,000

Fund	Richard Leone	Hans C. Mautner	Robin Melvin	Burton N. Wallack	John E. Zuccotti

DMBF	$50,001 - $100,000	Over $100,000	None	None	None
DCMMMF	None	None	None	None	None
DIMBF	None	None	None	None	None
DMMMMF	None	None	None	None	None
DAFMBF	None	None	None	None	None
DBMMMF	None	None	None	None	None
DBNJMMMF	None	None	None	None	None
DHYMBF	None	None	None	None	None
DMMMF	$50,001 - $100,000	None	None	None	$1 - $10,000
DNJMMMF	None	None	None	None	None
DNYAMTMF	None	None	None	None	None
DNYTEBF	None	None	None	None	None
DPMMMF	None	None	None	None	None
DCAMTMBF	None	None	None	None	None
DGNMAF	None	None	None	None	None
DIEF	None	None	$10,001 - $50,000	None	None
DSCEF	None	None	None	None	None

Fund	Richard Leone	Hans C. Mautner	Robin Melvin	Burton N. Wallack	John E. Zuccotti

DAMCF	None	None	None	None	Over $100,000
DCAF	None	None	None	None	None
GSF	None	None	$10,001 - $50,000	None	None
DGAF	None	None	None	None	None
ISF	None	None	None	None	None
DMAF	None	None	None	None	None
DSMLCGF	None	None	None	None	None
DSMSCGF	None	None	None	None	None
DSMSCVF	None	None	$10,001 - $50,000	None	None
DUSEF	None	None	None	None	None

Aggregate holdings of funds in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000

Board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding on September 12, 2011.

As of December 31, 2010, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Currently, the funds pay each board member their respective allocated portions of an annual retainer of $65,000, and a fee of $7,500 for each regularly scheduled board meeting attended, $7,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Boards receives an additional 25% of such compensation. The funds also reimburse each board member for travel and out-of-pocket expenses in connection with attending board or committee meetings. Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees and expenses* received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member (the number of portfolios of such funds is set forth in parentheses under each board member's total compensation) during 2010, were as follows:

Fund	Joseph S. DiMartino	David W. Burke	Hodding Carter, III	Gordon J. Davis	Joni Evans	Arnold Hiatt+

DBF	$18,223	$14,693	$14,693	$14,693	$14,693	$5,026
DCMMMF	$1,343	$1,074	$1,042	$1,074	$1,074	$336
DIMBF	$9,068	$7,258	$7,258	$7,258	$7,258	$2,030
DMMMMF	$1,895	$1,515	1,469	$1,515	$1,515	$440
DMMMF	$5,123	$4,100	$4,100	$4,100	$4,100	$1,133
DNJMMMF	$4,085	$3,227	$3,178	$3,227	$3,227	$1,027
DNYAMTMF	$2,550	$2,035	$2,035	$2,035	$2,035	$580
DNYTEBF	$14,587	$11,667	$11,667	$11,667	$11,667	$3,293
DPMMMF	$2,192	$1,755	$1,704	$1,755	$1,755	$546
DPCAMTMBF	$13,187	$10,547	$10,547	$10,547	$10,547	$3,014
DPGNMAF	$7,879	$6,306	$6,306	$6,306	$6,306	$1,781
DSF	$2,997	$2,314	$2,314	$2,314	$2,314	$834
SF (5/31 fiscal year end)	$526	$421	$421	$421	$421	$62
SF (8/31 fiscal year end)	$120	$95	$95	$95	$95	$33
SF (11/30 fiscal year end)
SF (12/31 fiscal year end)	$4,482	$3,585	$3,585	$3,585	$3,585	$967
Total compensation from the funds and fund complex (**)	$1,060,250 (175)	$491,500 (92)	$105,500 (30)	$179,500 (45)	$106,000 (30)	$26,500 (30)

Fund	Ehud Houminer	Richard Leone	Hans C. Mautner	Robin Melvin	Burton N. Wallack	John E. Zuccotti

DBF	$14,443	$14,693	$13,588	$14,443	$14,693	$14,443
DCMMMF	$1,074	$1,074	$986	$1,074	$1,074	$1,042
DIMBF	$7,258	$7,258	$7,258	$7,258	$7,258	$7,222
DMMMMF	$1,515	$1,515	$1,389	$1,515	$1,515	$1,469
DMMMF	$4,100	$4,100	$4,100	$4,100	$4,100	$4,080
DNJMMMF	$3,227	$3,227	$3,013	$3,227	$3,227	$3,178
DNYAMTMF	$2,035	$2,035	$2,035	$2,035	$2,035	$2,026
DNYTEBF	$11,667	$11,667	$11,667	$11,667	$11,667	$11,611
DPMMMF	$1,755	$1,755	$1,607	$1,755	$1,755	$1,704
DPCAMTMBF	$10,547	$10,547	$10,547	$10,547	$10,547	$10,497
DPGNMAF	$6,306	$6,306	$6,306	$6,306	$6,306	$6,276
DSF	$2,301	$2,314	$2,128	$2,314	$2,314	$2,314
SF (5/31 fiscal year end)	$354	$354	$354	$421	$421	$308
SF (8/31 fiscal year end)	$95	$95	$87	$95	$95	$95
SF (11/30 fiscal year end)
SF (12/31 fiscal year end)	$3,585	$3,585	$3,316	$3,585	$3,585	$3,585
Total compensation from the funds and fund complex (**)	$242,000 (63)	$105,000 (30)	$97,500 (30)	$143,750 (39)	$106,500 (30)	$105,000 (30)

* Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of the Boards and expenses reimbursed to board members for attending board meetings, which in the aggregate amounted to $52,711 for the calendar year ended December 31, 2010.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member serves.

+ Emeritus board member since May 26, 2007.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Bradley J. Skapyak 1958 President 2010	Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, head of the Investment Accounting and Support Department of the Manager	75(167)
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of the Manager	76 (192)
Michael A. Rosenberg 1960 Vice President and Secretary 2005	Assistant General Counsel of BNY Mellon	76 (192)
Kiesha Astwood 1973 Vice President and Assistant Secretary 2010	Counsel of BNY Mellon	76 (192)
James Bitetto 1966 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	76 (192)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	76 (192)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	76 (192)
Kathleen DeNicholas 1974 Vice President and Assistant Secretary 2010	Senior Counsel of BNY Mellon	76 (192)
Janette E. Farragher 1962 Vice President and Assistant Secretary 2005	Assistant General Counsel of BNY Mellon	76 (192)
John B. Hammalian 1963 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	76 (192)
M. Cristina Meiser 1970 Vice President and Assistant Secretary 2010	Senior Counsel of BNY Mellon	76 (192)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Robert M. Mullery 1952 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	76 (192)
Jeff Prusnofsky 1965 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	76 (192)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager	76 (192)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of the Manager	76 (192)
Robert S. Robol 1964 Assistant Treasurer 2005	Senior Accounting Manager – Fixed Income Funds of the Manager	76 (192)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of the Manager	76 (192)
Robert Svagna 1967 Assistant Treasurer 2002	Senior Accounting Manager – Equity Funds of the Manager	76 (192)
Stephen J. Storen 1954 Anti-Money Laundering Compliance Officer 2011	Anti-Money Laundering Compliance Officer of the Distributor	72 (188)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of the Manager and the Dreyfus Family of Funds	76 (192)

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION
(not applicable to money market funds)

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DMBF	N/A
DIMBF	James Welch
DAFMBF	N/A
DHYMBF	N/A
DNYTEBF	Steven Harvey, James WelcharveyHarvey,
DCAMTMBF	N/A
DGNMAF	Peter Vaream
DIEF	N/A
DSCEF	N/A
DAMCF	N/A
DCAF	N/A
GSF	N/A
DGAF	N/A
ISF	N/A
DMAF	N/A
DSMLCGF	N/A
DSMSCGF	N/A
DSMSCVF	N/A
DUSEF	N/A

The following table lists, for the funds other than the money market funds, the number and types of accounts advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of end of the last fiscal year of the funds they manage, unless otherwise indicated:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Jordan D. Alexander	0	N/A	1	$9.1M	6	$31.5M
Steven M. Barry	34	$16.5B	1	$20.0M	265	$9.9B
Robert Bayston	5	$1.2B	3	$63.9M	39	$3.3B
David Belton	4	$2.0B	None	N/A	None	N/A
Leah R. Bennett	1	$10.6M	10	$124.6M	274	$379.1M
Mark A. Bogar	14	$5.1B	6	$278.2M	12	$438.2M
C. Wesley Boggs	21	$7.5B	11	$891M	80	$7.0B
Stephanie Brandaleone	3	$1.2B	2	$147.8M	73	$1.1B
Jeffrey Burger	3	$1.4B	None	None	None	N/A
Thomas Casey	3	$1.8B	None	None	137	$1.8B
Warren Chiang	21	$7.5B	11	$891M	80	$7.0B
Ian Clark	5	$1.9B	64	$14.4B	116	$25.6B
Joseph M. Corrado	3	$1.2B	2	$147.8M	23	$1.1B
Amy S. Croen	3	$719.3M	0	$0	440	$1.4B
Andrew S. Cupps	0	$0M	5	$34.2M	32	$539.7M
Paul Disdier	7	$333.0M	None	N/A	None	N/A
Philip W. Dobrzynski	3	$309.0M	6	$120.0M	196	$2.3B
Dana L. Feick	3	$309.0M	6	$120.0M	196	$2.3B
Sean P. Fitzgibbon	14	$5.1B	6	$278.2M	12	$438.5M
Stephen A. Friscia, Jr	0	N/A	1	$9.1M	6	$31.5M
Steven Harvey	5	$2.2B	1	$293.1M	217	$2.1B
Jane Henderson	5	$1.9B	64	$14.4B	116	$25.6B
Richard Hoey	7	$333M	None	N/A	None	N/A
Timothy Leahy	10	$3.4M	None	N/A	124	$3.8B
Roy Leckie	5	$1.9B	64	$14.4B	116	$25.6B
Roger E. King	1	$10.6M	10	$124.6M	274	$379.1M
Charlie Macquaker	5	$1.9B	64	$14.4B	116	$25.6B
Alvin W. Marley	1	$25.2M	0	N/A	51	$884.9M
Daniel Marques	None	None	None	None	49	$799M
Brian L. Massey	None	None	None	None	133	$981M
Rick D. Moulton	3	$309.0M	6	$120.0M	196	$2.3B
Silas A. Myers	None	None	None	None	133	$981M
Benjamin H. Nahum	2	$178M	1	$5M	144	$765M
Catherine C. Nicholas	1	$24.0M	2	$85.0M	24	$410.0M
Rodger Nisbet	5	$1.9B	64	$14.4B	116	$25.6B
Frank H. Reichel, III	2	$113M	0	$0	66	$2.0B
Michelle J. Picard	3	$719.3M	0	$0	440	$1.4B
William A. Priebe	3	$719.3M	0	$0	440	$1.4B
William Scott Priebe	3	$719.3M	0	$0	440	$1.4B
Christopher E. Sheldon	9	$348M	None	$389M	11	$459M
David Shell	32	$14.7B	1	$20.0M	265	$9.9B
Keith L. Stransky	8	$621M	6	0	4	$234.8M
Pat H. Swanson	0	N/A	10	$124.6M	274	$379.1M
Mark A. Thompson	3	$309.0M	6	$120.0M	196	$2.3B
Edward R. Walter	3	$1.2B	2	$147.8M	23	$1.1B
John B. Walthausen	1	$186M	0	$0	66	$195.0M
James Welch	12	$7.1B	1	$499.0M	139	$266.5M

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Jordan D. Alexander	None	N/A	N/A
Steven M. Barry	Other Accounts	10	1.4B
Robert Bayston	None	N/A	N/A
David Belton	None	N/A	N/A
Leah R. Bennett	None	N/A	N/A
Mark A. Bogar	Other Accounts	1	$25.6M
C. Wesley Boggs	Registered Investment Company	1	$4.5B
C. Wesley Boggs	Pooled Investment Vehicles	1	$31M
C. Wesley Boggs	Other Accounts	18	$2.4B
Stephanie Brandaleone	None	N/A	N/A
Jeffrey Burger	None	N/A	N/A
Thomas Casey	None	N/A	N/A
Warren Chiang	Registered Investment Company	1	$4.5B
Warren Chiang	Pooled Investment Vehicles	1	$31M
Warren Chiang	Other Accounts	18	$2.4B
Ian Clark	Other Accounts	7	$2.9B
Joseph M. Corrado	None	N/A	N/A
Amy S. Croen	None	N/A	N/A
Andrew S. Cupps	Other Accounts	3	$97.3M
Andrew S. Cupps	Pooled Investment Vehicles	2	$21.6M
Paul Disdier	None	N/A	N/A
Philip W. Dobrzynski	Other Accounts	4	$8M
Dana L. Feick	Other Accounts	4	$8M
Sean P. Fitzgibbon	Other Accounts	1	$25.6M
Stephen A. Friscia, Jr	None	N/A	N/A
Steven Harvey	None	N/A	N/A
Jane Henderson	Other Accounts	7	$2.9B
Richard Hoey	None	N/A	N/A
Timothy Leahy	Other Accounts	5	239M
Roy Leckie	Other Accounts	7	$2.9B
Roger E. King	None	N/A	N/A
Charlie Macquaker	Other Accounts	7	$2.9B
Alvin W. Marley	None	N/A	N/A
Daniel Marques	None	N/A	N/A
Brian L. Massey	Other Accounts	1	$34.0M
Rick D. Moulton	Other Accounts	4	$8M
Silas A. Myers	Other Accounts	1	$34.0M
Benjamin H. Nahum	None	N/A	N/A
Catherine C. Nicholas	Pooled Investment Vehicles	4	$4.0M
Rodger Nisbet	Other Accounts	7	$2.9B

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Frank H. Reichel, III	Other Accounts	1	$61M
Michelle J. Picard	None	N/A	N/A
William A. Priebe	None	N/A	N/A
William Scott Priebe	None	N/A	N/A
Christopher E. Sheldon	None	N/A	N/A
David Shell	Other Accounts	10	1.4B
Keith L. Stransky	None	N/A	N/A
Pat H. Swanson	None	N/A	N/A
Mark A. Thompson	Other Accounts	4	$8M
Edward R. Walter	None	N/A	N/A
John B. Walthausen	None	N/A	N/A
James Welch	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Jordan D. Alexander	DSMSCVF	None
Steven M. Barry	DSMLCGF	None
Robert Bayston	DGNMA	None
David Belton	DNYTEBF	None
Leah R. Bennett	DSMSCGF	None
Mark A. Bogar	DIEF	None
C. Wesley Boggs	DAMCF	None
Stephanie Brandaleone	DSCEF	None
Jeffrey Burger	DCAMTMBF	None
Thomas Casey	DNYTEBF	None
Warren Chiang	DAMCF	None
Ian Clark	DUSEF, GSF and ISF	None
Joseph M. Corrado	DSCEF	None
Amy S. Croen	DSMSCGF	None
Andrew S. Cupps	DSMSCGF and DSMLCGF	None
Paul Disdier	DCAF, DGAF and DMAF	None
Philip W. Dobrzynski	DSMSCGF	None
Dana L. Feick	DSMSCGF	None
Sean P. Fitzgibbon	DIEF	None
Stephen A. Friscia, Jr	DSMSCVF	None
Steven Harvey	DAFMBF and DIMBF	None
Jane Henderson	DUSEF, GSF and ISF	None
Richard Hoey	DCAF, DGAF and DMAF	None
Timothy Leahy	DSMLCGF	None
Roy Leckie	DUSEF, GSF and ISF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Jordan D. Alexander	DSMSCVF	None
Roger E. King	DSMSCGF	None
Charlie Macquaker	DUSEF, GSF and ISF	None
Alvin W. Marley	DSMSCVF	None
Daniel Marques	DMBF	None
Brian L. Massey	DSMLCGF	None
Rick D. Moulton	DSMSCGF	None
Silas A. Myers	DSMLCGF	None
Benjamin H. Nahum	DSMSCVF	None
Catherine C. Nicholas	DSMSCGF	None
Rodger Nisbet	DUSEF, GSF and ISF	None
Frank H. Reichel, III	DSMSCVF	None
Michelle J. Picard	DSMSCGF	None
William A. Priebe	DSMSCGF	None
William Scott Priebe	DSMSCGF	None
Christopher E. Sheldon	DCAF, DGAF and DMAF	None
David Shell	DSMLCGF	None
Keith L. Stransky	DCAF, DGAF and DMAF	None
Pat H. Swanson	DSMSCGF	None
Mark A. Thompson	DSMSCGF	None
Edward R. Walter	DSCEF	None
John B. Walthausen	DSMSCVF	None
James Welch	DMBF, DHYMBF, DAFMBF and DCAMTMBF	None

MANAGER'S AND SUB-ADVISERS' COMPENSATION

For each fund's last three fiscal years, the management fees payable by the fund, the amounts waived by the Manager and the net fees paid by the fund were as follows:

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DCAMTMBF	$7,464,650	$0	$7,464,650	$8,001,581	$0	$8,001,581	$8,027,052	$0	$8,027,052
DGNMAF	$4,499,608	$0	$4,499,608	$4,538,641	$0	$4,538,641	$4,350,791	$210,179	$4,140,612
DIMBF	$5,212,337	$0	$5,212,337	$4,901,105	$19,114	$4,881,991	$4,705,841	$106,618	$4,599,223
DMMMF	$2,468,395	$1,706,603	$761,792	$3,433,005	$1,123,927	$2,309,078	$5,141,353	$0	$5,141,353
DNYAMTMF	$1,180,527	$674,260	$506,267	$1,559,977	$584,743	$975,234	$1,530,110	$0	$1,530,110
DNYTEBF	$8,284,761	$0	$8,284,761	$8,396,606	$0	$8,396,606	$8,184,224	$0	$8,184,224
DSMLCGF[a]	$49,854	$49,854	$0	-	-	-	-	-	-
DSMSCGF[a]	$396,776	$292,208	$104,568	-	-	-	-	-	-

	2010 Fiscal Year			2009 Fiscal Year			2008 Fiscal Year
Fund	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DMBF	$10,693,666	$0	$10,693,666	$10,150,844	$124	$10,150,720	$11,435,071	$0	$11,435,071
DCMMMF	$626,643	$430,007	$196,636	$1,051,162	$129,587	$921,575	$1,091,050	$4,249	$1,086,801
DMMMMF	$908,916	$531,633	$377,283	$1,239,452	$107,148	$1,132,304	$1,107,607	$0	$1,107,607
DAFMBF	$2,858,028	$1,254,970	$1,603,058	$1,917,702	$993,574	$1,254,970	$2,088,912	$1,032,311	$1,056,601
DBMMMF	$1,260,625	$424,989	$835,636	$1,638,597	$662,273	$976,324	$1,766,949	$519,431	$1,247,518
DBNJMMMF	$459,325	$216,476	$242,849	$538,958	$299,358	$239,600	$521,780	$237,624	$284,156
DHYMBF	$1,326,373	$0	$1,326,373	$1,170,078	$50	$1,170,028	$1,252,950	$0	$1,252,950
DNJMMMF	$1,919,146	$560,768	$1,358,378	$2,606,764	$174,761	$2,432,003	$2,681,510	$0	$2,681,510
DPMMMF	$1,054,852	$372,319	$682,533	$1,462,171	$60,534	$1,401,637	$1,444,387	$0	$1,444,387
DIEF[b]	$1,135,374	$638,317	$497,057	$813,446	$0	$813,446	$2,296,000	$0	$2,296,000
DSCEF[b]	$1,277,737	$177,610	$1,100,127	$748,243	$0	$748,243	$514,272	$0	$514,272
DAMCF	$3,344,821	$196,772	$3,148,049	$3,196,911	$426,184	$2,770,727	$5,845,744	$35,707	$5,810,037
DCAF[c]	-	-	-	-	-	-	-	-	-
DGAF[c]	-	-	-	-	-	-	-	-	-
DMAF[c]	-	-	-	-	-	-	-	-	-
DSMSCV	$1,644,081	$27,373	$1,616,708	$177,133[d]	$177,133[d]	-	-	-	-
DUSEF	$349,427	$0	$349,427	$33,093	$33,093	$0	$16,986[e]	$16,986[e]	$0
GSF	$2,981,750	$0	$2,981,750	$1,469,094	$563	$1,468,531	$436	$18,395	$418,598
ISF	$4,806,388	$0	$4,806,388	$1,760,753	$1,331	$1,759,422	$1,016,432	$425	$1,016,007

a From July 1, 2010 (commencement of operations) through May 31, 2011.

b TBCAM serves as the investment adviser to each fund. As compensation for Dreyfus' services as administrator, each fund has agreed to pay Dreyfus a monthly administration fee at the annual rate of 0.10% of the value of the fund's average daily net assets. For the fiscal years ended September 30, 2008, 2009 and 2010, the administration fees paid by Dreyfus International Equity Fund to Dreyfus, as administrator, were $287,000, $101,681 and $141,922, respectively. For the fiscal years ended September 30, 2008, 2009 and 2010, the administration fees paid by Dreyfus Small Cap Equity Fund to Dreyfus, as administrator, were $64,284, $95,530 and $159,717, respectively.

c The Manager receives no compensation for its management services to the funds. However, certain Underlying Funds pay management fees to the Manager or its affiliates.

d From December 17, 2008 (commencement of operations) through November 30, 2009.

e  From May 30, 2008 (commencement of operations) through November 30, 2008.

The contractual fee rates paid by the Manager a fund's Sub-Adviser(s), if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund’s average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

DSMLCGF*	All Sub-Advisers	0.325%	0.325%
DSMSCGF*	All Sub-Advisers	0.40%	0.40%
DSMSCVF*	All Sub-Advisers	0.40%	0.40%
DUSEF	Walter Scott	0.40%	0.40%
GSF	Walter Scott	0.41%	0.41%
ISF	Walter Scott	0.41%	0.41%

 * Under the Portfolio Allocation Agreement, the Manager has agreed to pay EACM, out of the fee the Manager receives from each fund, a monthly fee at the annual rate of 0.10% of the value of the fund's average daily net assets. The fee rate shown is the aggregate of fees to be paid by the Manager to the Sub-Advisers.

For a fund's last three fiscal years, the fees payable by the Manager to the fund's Sub-Adviser(s), if any, the amounts waived by the Sub-Adviser(s) and the net fees paid were as follows:

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund/Sub-Adviser	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DSMLCGF* (CCM)	$9,778	$0	$9,778	-	-	-	-	-	-
DSMLCGF* (GSAM)	$9,057	$0	$9,057	-	-	-	-	-	-
DSMLCGF* (Mar Vista)	$4,471	$0	$4,471	-	-	-	-	-	-
DSMSCGF* (CCM)	$55,861	$0	$55,861	-	-	-	-	-	-
DSMSCGF* (Geneva)	$52,557	$0	$52,557	-	-	-	-	-	-
DSMSCGF* (King)	$0	$0	$0	-	-	-	-	-	-
DSMSCGF* (Nicholas)	$0	$0	$0	-	-	-	-	-	-
DSMSCGF* (Riverbridge)	$67,928	$0	$67,928	-	-	-	-	-	-
DSMSCVF	-	-	-	-	-	-	-	-	-
DUSEF	-	-	-	-	-	-	-	-	-
GSF	-	-	-	-	-	-	-	-	-
ISF	-	-	-	-	-	-	-	-	-

*From July 1, 2010 (commencement of operations) through May 31, 2011.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the three last fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2011 Fiscal Year	2010 Fiscal Year	2009 Fiscal Year

DGNMAF	Total commissions (A shares)	$37,104	$18,519	$14,856
	Commission amount retained	$29,905	$12,293	$10,323
	Total CDSCs	$8,686	$15,399	$20,664
	CDSC amount retained	$8,686	$15,399	$20,664

DCAMTMBF	Total commissions (A shares)	$12,495	$34,757	$45,976
	Commission amount retained	$8,339	$21,450	$14,386
	Total CDSCs	$2,525	$26,880	$8,654
	CDSC amount retained	$2,525	$26,880	$8,654

DSMLCGF	Total commissions (A shares)	N/A	-	-
	Commission amount retained	N/A	-	-
	Total CDSCs	N/A	-	-
	CDSC amount retained	N/A	-	-

DSMSCGF	Total commissions (A shares)	$3,077	-	-
	Commission amount retained	$1,069	-	-
	Total CDSCs	N/A	-	-
	CDSC amount retained	N/A	-	-

Fund		2010 Fiscal Year	2009 Fiscal Year	2008 Fiscal Year

DAFMBF	Total commissions (A shares)	$40,927	$24,110	$6,584
	Commission amount retained	$16,260	$17,444	$2,217
	Total CDSCs	$12,739	$6,115	$1,309
	CDSC amount retained	$12,739	$6,115	$1,309

DHYMBF	Total commissions (A shares)	$18,928	$98,839	$45,712
	Commission amount retained	$18,748	$26,255	$42,287
	Total CDSCs	$5,943	$23,424	$6,281
	CDSC amount retained	$5,943	$23,424	$6,281

DIEF	Total commissions (A shares)	$3,211	$8,517	$22,998
	Commission amount retained	$1,690	$1,649	$18,566
	Total CDSCs	$14,563	$24,097	$34,270
	CDSC amount retained	$14,563	$24,097	$34,270

DSCEF	Total commissions (A shares)	$11,259	$29,428	$9,886
	Commission amount retained	$9,562	$9,379	$3,673
	Total CDSCs	$7,613	$8,461	$8,400
	CDSC amount retained	$7,613	$8,461	$8,400

DAMCF	Total commissions (A shares)	$25,402	$39,616	$40,014
	Commission amount retained	$5,830	$4,626	$17,939
	Total CDSCs	$14,094	$8,064	$31,709
	CDSC amount retained	$14,094	$8,064	$31,709

DSMSCVF	Total commissions (A shares)	$515	$20	$50
	Commission amount retained	$24	$20	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DUSEF	Total commissions (A shares)	$172	$30	$138
	Commission amount retained	$38	$0	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0
GSF	Total commissions (A shares)	$24,289	$4,440	$5,762
	Commission amount retained	$23,277	$4,348	$946
	Total CDSCs	$5,077	$0	$0
	CDSC amount retained	$5,077	$0	$0

ISF	Total commissions (A shares)	$65,356	$3,087	$4,041
	Commission amount retained	$39,426	$2,645	$288
	Total CDSCs	$3,439	$0	$104
	CDSC amount retained	$3,439	$0	$104

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans," for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Service Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

DMBF	Shareholder Services Plan	N/A	$949,636	N/A	N/A	$949,636

DCMMMF	Shareholder Services Plan	N/A	$49,005	N/A	N/A	$49,005

DIMBF	Shareholder Services Plan	N/A	$518,383	N/A	N/A	$518,383

DMMMMF	Shareholder Services Plan	N/A	$46,395	N/A	N/A	$46,395

DAFMBF	Distribution Plan	Class B	$8,369	N/A	N/A	$8,369
		Class C	$153,965	N/A	N/A	$153,965
	Shareholder Services Plan	Class A	$529,590	N/A	N/A	$529,590
		Class B	$4,185	N/A	N/A	$4,185
		Class C	$51,321	N/A	N/A	$51,321
		Class Z	$105,659	N/A	N/A	$105,659

DBMMMF	Shareholder Services Plan	N/A	$97,229	N/A	N/A	$97,229

DBNJMMMF	Shareholder Services Plan	N/A	$44,836	N/A	N/A	$44,836

DHYMBF	Distribution Plan	Class C	$236,111	N/A	N/A	$236,111
	Service Plan	Class Z	$96,496	N/A	N/A	$96,496
	Shareholder Services Plan	Class A	$165,617	N/A	N/A	$165,617
		Class C	$78,704	N/A	N/A	$78,704

DMMMF	Shareholder Services Plan	N/A	$236,337	N/A	N/A	$236,337

DNJMMMF	Shareholder Services Plan	N/A	$160,200	N/A	N/A	$160,200

DNYAMTMF	Shareholder Services Plan	N/A	$154,196	N/A	N/A	$154,196

DNYTEBF	Shareholder Services Plan	N/A	$745,008	N/A	N/A	$745,008

DPMMMF	Shareholder Services Plan	N/A	$25,948	N/A	N/A	$25,948

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Service Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

DCAMTMBF	Distribution Plan	Class B	$3,726	N/A	N/A	$3,726
		Class C	$73,800	N/A	N/A	$73,800
	Shareholder Services Plan	Class A	$291,486	N/A	N/A	$291,486
		Class B	$1,863	N/A	N/A	$1,863
		Class C	$24,600	N/A	N/A	$24,600
		Class Z	$411,725	N/A	N/A	$411,725

DGNMAF	Distribution Plan	Class B	$8,276	N/A	N/A	$8,276
		Class C	$187,667	N/A	N/A	$187,667
	Service Plan	Class Z	$809,285	$3,820	N/A	$813,105
	Shareholder Services Plan	Class A	$219,949	N/A	N/A	$219,949
		Class B	$4,138	N/A	N/A	$4,138
		Class C	$62,556	N/A	N/A	$62,556

DIEF	Distribution Plan	Class B	$20,234	N/A	N/A	$20,234
		Class C	$70,840	N/A	N/A	$70,840
	Shareholder Services Plan	Class A	$167,369	N/A	N/A	$167,369
		Class B	$6,745	N/A	N/A	$6,745
		Class C	$23,613	N/A	N/A	$23,613

DSCEF	Distribution Plan	Class B	$20,464	N/A	N/A	$20,464
		Class C	$108,975	N/A	N/A	$108,975
	Shareholder Services Plan	Class A	$161,829	N/A	N/A	$161,829
		Class B	$6,821	N/A	N/A	$6,821
		Class C	$36,325	N/A	N/A	$36,325

DAMCF	Distribution Plan	Class B	$22,539	N/A	N/A	$22,539
		Class C	$60,628	N/A	N/A	$60,628
	Shareholder Services Plan	Class A	$1,075,339	N/A	N/A	$1,075,339
		Class B	$8,777	N/A	N/A	$8,777
		Class C	$20,209	N/A	N/A	$20,209

DCAF	Shareholder Services Plan	N/A	$9,604	N/A	$739	$8,865

DGAF	Shareholder Services Plan	N/A	$8,200	N/A	$1,110	$7,090

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Service Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

DMAF	Shareholder Services Plan	N/A	$14,496	N/A	$1,544	$12,952

DSMLCGF	Distribution Plan	Class C	$8,266	N/A	N/A	$8,266
	Shareholder Services Plan	Class A	$2,788	N/A	N/A	$2,788
		Class C	$2,756	N/A	N/A	$2,756

DSMSCGF	Distribution Plan	Class C	$8,190	N/A	N/A	$8,190
	Shareholder Services Plan	Class A	$2,913	N/A	N/A	$2,913
		Class C	$2,730	N/A	N/A	$2,730

DSMSCVF	Distribution Plan	Class C	$6,397	N/A	N/A	$6,397
	Shareholder Services Plan	Class A	$18,033	N/A	N/A	$18,033
		Class C	$2,132	N/A	N/A	$2,132

DUSEF	Distribution Plan	Class C	$3,659	N/A	N/A	$3,659
	Shareholder Services Plan	Class A	$9,257	N/A	N/A	$9,257
		Class C	$1,219	N/A	N/A	$1,219

GSF	Distribution Plan	Class C	$48,024	N/A	N/A	$48,024
	Shareholder Services Plan	Class A	$57,248	N/A	N/A	$57,248
		Class C	$16,008	N/A	N/A	$16,008

ISF	Distribution Plan	Class C	$44,941	N/A	N/A	$44,941
	Shareholder Services Plan	Class A	$152,323	N/A	N/A	$152,323
		Class C	$14,980	N/A	N/A	$14,980

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	NAV per share	Sales Charge as a Percentage of Offering Price	Per Share Sales Charge as a Percentage of NAV Per Share	Per Share Offering Price to Public

DAFMBF	$13.81	4.50% of offering price (4.71% of NAV per share)	$0.65	$14.46
DHYMBF	$11.74	4.50% of offering price (4.71% of NAV per share)	$0.55	$12.29
DCAMTMBF	$14.12	4.50% of offering price (4.71% of NAV per share)	$0.67	$14.79
DGNMAF	$15.67	4.50% of offering price (4.71% of NAV per share)	$0.74	$16.41
DIEF	$26.30	5.75% of offering price (6.10% of NAV per share)	$1.60	$27.90
DSCEF	$25.23	5.75% of offering price (6.10% of NAV per share)	$1.54	$26.77
DAMCF	$32.85	5.75% of offering price (6.10% of NAV per share)	$2.00	$34.85
DSMLCGF	$16.24	5.75% of offering price (6.10% of NAV per share)	$0.99	$17.23
DSMSCGF	$18,36	5.75% of offering price (6.10% of NAV per share)	$1.12	$19.48
DSMSCVF	$19.63	5.75% of offering price (6.10% of NAV per share)	$1.20	$20.83
DUSEF	$12.83	5.75% of offering price (6.10% of NAV per share)	$0.78	$13.61
GSF	$12.99	5.75% of offering price (6.10% of NAV per share)	$0.79	$13.78
ISF	$12.83	5.75% of offering price (6.10% of NAV per share)	$0.78	$13.61

RATINGS OF MUNICIPAL BONDS

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:

Fitch	Moody's	S&P	DMBF	DIMBF	DAFMBF	DHYMBF	DNYTEBF	DCAMTMBF
AAA	Aaa	AAA	38.0%	35.7%	34.3%	7.5%	36.7%	18.6%
AA	Aa	AA	26.2%	35.3%	21.1%	1.2%	31.5%	32.1%
A	A	A	18.4%	20.9%	25.7%	13.7%	20.0%	32.5%
BBB	Baa	BBB	11.4%	5.4%	8.2%	38.1%	8.6%	14.1%
BB	Ba	BB	1.7%	0.6%	2.4%	10.8%	1.0%	-
B	B	B	1.1%	-	0.2%	1.7%	0.5%	-
CCC	Caa	CCC	0.2%	-	-	2.5%	-	-
CC	Ca	CC	-	-	-	0.1%	-	-
F-1/F-1+	VMIG 1/MIG 1/P-1	SP-1/A-1	0.4%(1)	0.4%(3)	0.4%	0.5%	0.4%	0.5%(8)
Not Rated	Not Rated	Not Rated	2.6%(2)	1.7%(4)	7.7%(5)	23.9%(6)	1.3%(7)	2.2%(9)
Total			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)Includes tax exempt notes rated in one of the two highest rating categories by a Rating Agency. These securities, together with Municipal Bonds rated A or better by a Rating Agency, are taken into account at the time of purchase for purposes of determining that the fund’s portfolio meets the 75% minimum quality standard.

(2)Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.4%); Aa/AA (0.4%); A/A (0.2%); Baa/BBB (0.3%) and Ba/BB (0.3%).

(3)Included in these categories are tax exempt notes rated within the two highest grades by a Rating Agency. These securities, together with Municipal Bonds rated A or better by a Rating Agency, are taken into account at the time of purchase for purposes of determining that the fund's portfolio meets the 80% minimum quality standard.

(4)Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (0.5%); A/A (0.4%); Baa/BBB (0.1%); Ba/BB (0.6%) and (C/D 0.1%).

(5) Those securities which are not rated, have been determined by the Manager to be of comparable quality to securities rated in the following rating categories: Aaa/AAA (1.2%); A/A (0.7%); Baa/BBB (2.7%); Ba/BB (2.6%) and B/B (0.5%).

(6) Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aa/AA (0.1%); A/A (0.4%); Baa/BBB (6.7%); Ba/BB (11.8%) and B/B (4.9%).

(7) Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (0.2%); Aa/AA (0.2%), Baa/BBB (0.8%) and Ba/BB (0.1%).

(8)Included in these categories are tax exempt notes rated within the two highest grades by a Rating Agency. These securities, together with Municipal Bonds rated Baa or better by a Rating Agency, are taken into account at the time of purchase for purposes of determining that the fund's portfolio meets the 80% minimum quality standard.

(9)Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.8%); A/A (1.2%) and BBB/Baa (0.2%).

RATINGS OF MUNICIPAL OBLIGATIONS

(money market funds)

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Obligations was as follows:

Fitch	Moody's	S&P	DCMMMF	DMMMMF	DBMMMF	DBNJMMMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A1+/A1	89.9%	92.1%	87.8%	55.2%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A2+/A2	0.4%	0.7%	-	-
AAA/AA	Aaa/Aa	AAA/AA	2.5%	1.7%	4.5%	12.7%
Not Rated	Not Rated	Not Rated	7.2%*	5.5%*	7.7%*	32.1%*
Total			100.0%	100.0%	100.0%	100.0%

Fitch	Moody's	S&P	DMMMF	DNJMMMF	DNYAMTMF	DPMMMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A1+/A1	89.4%	66.3%	79.0%	73.6%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A2+/A2	-	-	0.3%	0.4%
AAA/AA	Aaa/Aa	AAA/AA	8.1%	8.3%	3.9%	5.9%
Not Rated	Not Rated	Not Rated	2.5%*	25.4%*	16.8%*	20.1%*
Total			100.0%	100.0%	100.0%	100.0%

*Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the F-1/MIG 1/SP-1/rating category.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DMBF	N/A	N/A

DCMMMF	N/A	N/A

DIMBF	N/A	N/A

DMMMMF	N/A	N/A

DAFMBF	N/A	N/A

DBMMMF	N/A	N/A

DBNJMMMF	N/A	N/A

DHYMBF	N/A	N/A

DMMMF	N/A	N/A

DNJMMMF	N/A	N/A

DNYAMTMF	N/A	N/A

DNYTEBF	J.P. Morgan Securities Inc.	$8,274,000

DPMMMF	N/A	N/A

DCAMTMBF	N/A	N/A

DGNMAF	Bank of America NA	$108,000

DIEF	Credit Suisse Securities (USA) Inc.	$1,646,000

DSCEF	Raymond James & Associates, Inc.	$1,627,000

DAMCF	N/A	N/A

DCAF	N/A	N/A

DGAF	N/A	N/A

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DMAF	N/A	N/A

DSMLCGF	J.P. Morgan Securities Inc.	$24,000

DSMSCGF	N/A	N/A

DSMSCVF	N/A	N/A

DUSEF	N/A	N/A

GSF	HSBC Securities (USA) Inc.	$7,406,000

ISF	HSBC Securities (USA) Inc.	$15,684,000

COMMISSIONS

The aggregate amounts of commissions paid by each fund for brokerage commissions and spreads or concessions on principal transactions (none of which were paid to affiliates) for its last three fiscal years were as follows:

Fund	2011 Fiscal Year		2010 Fiscal Year	2009 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DCAMTMBF	N/A	N/A	N/A	N/A	N/A	N/A
DGNMA	$44,952	$0	$34,847	$0	$49,364	$0
DIMBF	N/A	N/A	N/A	N/A	N/A	N/A
DMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DNYAMTMF	N/A	N/A	N/A	N/A	N/A	N/A
DNYTEBF	N/A	N/A	N/A	N/A	N/A	N/A
DSMLCGF	$9,918	$62	N/A	N/A	N/A	N/A
DSMSCGF	$188,354	$11,555	N/A	N/A	N/A	N/A

Fund	2010 Fiscal Year		2009 Fiscal Year		2008 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DMBF	N/A	N/A	N/A	N/A	N/A	N/A
DCMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DMMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DAFMBF	N/A	N/A	N/A	N/A	N/A	N/A
DBMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DBNJMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DHYMBF	N/A	N/A	N/A	N/A	N/A	N/A
DNJMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DPMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DIEF	$256,361	$0	$415,609	$0	$943,449	$0
DSCEF	$419,699	$183,191	$323,068	$0	$154,471	$0
DAMCF	$784,621	$0	$952,080	$28,771	$1,293,368	$0
DCAF	N/A	N/A	N/A	N/A	N/A	N/A
DGAF	N/A	N/A	N/A	N/A	N/A	N/A

Fund	2010 Fiscal Year		2009 Fiscal Year		2008 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DMAF	N/A	N/A	N/A	N/A	N/A	N/A
DSMSCVF	$500,451	$16,439	$166,785	$2,992	N/A	N/A
DUSEF	$157,808	$0	$172,663	$0	$5,714	$0
GSF	$471,123	$0	$243,374	$0	$103,691	$0
ISF	$138,251	$0	$3,979	$0	$157,184	$0

The following table provides an explanation of any material difference in the commissions or spreads/concessions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DMBF	N/A
DCMMMF	N/A
DIMBF	N/A
DMMMMF	N/A
DAFMBF	N/A
DBMMMF	N/A
DBNJMMMF	N/A
DHYMBF	N/A
DMMMF	N/A
DNJMMMF	N/A
DNYAMTMF	N/A
DNYTEBF	N/A
DPMMMF	N/A
DCAMTMBF	N/A
DGNMA	N/A
DIEF	N/A
DSCEF	N/A
DAMCF	N/A
DCAF	N/A
DGAF	N/A
DMAF	N/A
DSMLCGF	N/A
DSMSCGF	N/A
DSMSCVF	The fund's assets have increased significantly since its commencement of operations in fiscal year 2009.
DUSEF	N/A
GSF	N/A
ISF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions and concessions related to such transactions were as follows:

Fund	Transactions	Related Commissions/Concessions

DMBF	N/A	N/A
DCMMMF	N/A	N/A
DIMBF	N/A	N/A
DMMMMF	N/A	N/A

Fund	Transactions	Related Commissions/Concessions

DAFMBF	N/A	N/A
DBMMMF	N/A	N/A
DBNJMMMF	N/A	N/A
DHYMBF	N/A	N/A
DMMMF	N/A	N/A
DNJMMMF	N/A	N/A
DNYAMTMF	N/A	N/A
DNYTEBF	N/A	N/A
DPMMMF	N/A	N/A
DCAMTMBF	N/A	N/A
DGNMA	N/A	N/A
DIEF	N/A	N/A
DSCEF	N/A	N/A
DAMCF	N/A	N/A
DCAF	N/A	N/A
DGAF	N/A	N/A
DMAF	N/A	N/A
DSMLCGF	N/A	N/A
DSMSCGF	N/A	N/A
DSMSCVF	N/A	N/A
DUSEF	N/A	N/A
GSF	N/A	N/A
ISF	N/A	N/A

PORTFOLIO TURNOVER VARIATION(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DMBF	N/A
DIMBF	N/A
DAFMBF	N/A
DHYMBF	N/A
DNYTEBF	N/A
DCAMTMBF	N/A
DGNMA	N/A
DIEF	N/A
DSCEF	N/A
DAMCF	N/A
DCAF	N/A
DGAF	N/A
DMAF	N/A
DSMLCGF	N/A
DSMSCGF	N/A
DSMSCVF	N/A
DUSEF	N/A
GSF	N/A
ISF	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class.

Date	Fund	Class	Name & Address	Percent Owned

December 11, 2010	DMBF	N/A	None	0%

March 3, 2011	DCMMMF	N/A	Janney Montgomery Scott LLC 1801Market Street Philadelphia, PA 19103	14.5262%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.0271%

			Stifel, Nicolaus & Co. Inc. 500 North Broadway Saint Louis, MO 63102-2110	5.42641%

September 12, 2011	DIMBF	N/A	None	0%

September 12, 2011	DMMMF	N/A	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	22.3618%

			Robert W Baird &CO P.O. Box 672 Milwaukee, WI 53201-0672	11.1743%

			Bost & Co P.O. Box 534005 Pittsburgh, PA 15253-4005	10.3600%

			Janney Montgomery Scott LLC 1801 Market St, Philadelphia, PA 19103-1628	6.6982%

March 3, 2011	DMMMMF		Saturn & Co 1200 Crown Colony Drive Quincy MA 02169-0938	45.5295%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.6379%

			Saving Institute Bank & Trust Co., 80 west, Ste 201 Rutland, VT05701-3588	7.2744%

Date	Fund	Class	Name & Address	Percent Owned

			Stifel, Nicolaus & Co. Inc. 500 North Broadway Saint Louis, MO 63102-2110	5.9908%

December 7, 2010	DAMTMBF	Class A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.5164%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.9441%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	8.5693%

			Merrill Lynch 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246	7.5946%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	5.4696%

			Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001-2402	5.0653%

		Class B	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	17.3949%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.6696%

			Merrill Lynch 4800 Deer Lake Drive East – 2nd Floor Jacksonville, FL 32246	11.5350%

			Jason L. Finkle & Patricia M. Finkle Ann Arbor, MI	8.6430%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.3943%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	6.0024%

Date	Fund	Class	Name & Address	Percent Owned

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	5.6099%

		Class C	Merrill Lynch 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246	28.7491%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	11.1047%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	9.4595%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.4622%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	7.2006%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.5551%

			Citigroup Global Markets, Inc. 333 West 34th Street - 3rd Floor New York, NY 10001-2402	5.2691%

		Class I	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060

			Merrill Lynch 4800 Deer Lake Drive East – 2nd Floor Jacksonville, FL 32246

December 7, 2010	DBMMMF	N/A	Robert P. Garritano Steamboat Springs, CO	10.3429%

			Thomas A Garritano Chicago, IL	7.1171%

			F. Paul Ohadi Trust Chicago, IL	6.7838%

			C M P P.O. Box 411144 Chicago, IL 60641-1144	6.4013%

Date	Fund	Class	Name & Address	Percent Owned

December 7, 2010	DBNJMMMF	N/A	Hebert W Glaser Old Tappan, NY	7.7757%

			Ira Kasoff Princeton, NJ 08540-8623	6.3288%

September 12, 2011	DNYAMTMF	N/A	Pershing LLC, P.O. Box 2052 Jersey City, NJ 07303-2052	15.3372%

			Larry A. Wohl New York, NY	6.3011%

September 12, 2011	DNYTEBF	N/A	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.5584%

March 3, 2011	DPMMMF	N/A	Janney Montgomery Scott LLC 1801 Market St, Philadelphia PA 19103-1628	61.6185%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.0040%

			Stifel, Nicolaus & Co., Inc., 500 North Broadway St. Louis MO, 63102-2131	7.8464%

September 12, 2011	DCAMTMBF	Class A	Merrill Lynch 4800 Deer Lake Dr. E. – 3rd Fl. Jacksonville, FL 32246-6484	20.7903%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.9163%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.6143%

			Citigroup Global Markets Inc. 333 West 34th St. New York, NY 10001-2402	5.7769%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07086	5.2284%

		Class B	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	24.4778%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Flr. Jersey City, NJ 07311	19.8861%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	18.8568%

			Nancy Opsal Carmichael, CA	18.3460

			Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	16.9100%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	45.3098%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	18.8608%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	7.7000%

			Charles Schwab & Company, Inc. 101 Montgomery St. San Francisco, CA 94104-4151	5.5860%

		Class I	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	61.4560%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	20.6481%

			SEI Private Tr Co. c/o Mellon Bank 1 Freedom Valley Dr. Oaks PA 19456-9989	15.9402%

		Class Z	Charles Schwab & Company, Inc. 101 Montgomery St. San Francisco, CA 94104-4151	7.7848%

August 3, 2011	DGNMAF	Class A	UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	10.6226%

Date	Fund	Class	Name & Address	Percent Owned

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.1004%

			Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	9.3645%

			National Financial Services 82 Devonshire Street Boston, MA 02109	9.1256%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	7.2753%

		Class B	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	20.4229%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.2082%

			American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55400-9446	14.2104

			LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	13.3103

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.6600%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	15.4511%

			Wedbush Morgan Securities 1000 Wilshire Blvd. Los Angeles, CA	13.1487%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.9683%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.3866%

Date	Fund	Class	Name & Address	Percent Owned

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	11.1762%

			Morgan Stanley & Company Harborside Financial Center Plaza 3rd Floor Jersey City, NJ 07311	8.3112%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.0463%

January 11, 2011	DIEF	Class A	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440-9446	20.0342%

			Morgan Stanley & Co P.O. Box365 Prescott, WI 54021-0365	8.6100%

		Class B	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, Fl 32246-6484	25.3397%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	15.6600%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, Va 23060-9243	13.9580%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.9161%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.0097%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07311-1995	5.7309%

			Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, Fl 32246-6484	25.3397%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	15.6600%

Date	Fund	Class	Name & Address	Percent Owned

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	13.9580%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.9161%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.0097%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07311-1995	5.7309%

		Class C	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	42.5263%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	11.7836%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07311-1995	6.9652%

		Class I	Dreyfus Premier Diversified International Fund The Dreyfus Corporation 200 Park Avenue 7th Floor New York, NY 10166-0090	98.9698%

January 11, 2011	DSCEF	Class A	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440-9446	28.3505%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.4729%

			Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	7.8687%

			Charles Schwab & Company, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	6.2579%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.0044%

Date	Fund	Class	Name & Address	Percent Owned

		Class B	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440-9446	14.7213%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.3236%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	12.4518%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.8348%

			Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	7.3341%

		Class C	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	19.8294%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	11.9134%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07311	9.0871

			Charles Schwab & Company, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	7.8741%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.8523%

			National Financial Services 82 Devonshire Street Boston, Ma 02109-3605	7.5756%

			Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	5.4812%

		Class I	Wachovia Bank FBO 1525 West Wt Harris Blvd Charlotte, Nc 28262-8522	59.1385%

Date	Fund	Class	Name & Address	Percent Owned

			Na Bank & Co P.O. Box 2180 Tulsa, OK 74101-2180	12.7698%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.8004%

			Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480-1533	6.1785%

April 11, 2010	DAMCF	Class A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.4031%

		Class B	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	15.1663%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	14.1712%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.7193%

		Class C	OFI Trust Company 24 Lohmaier Lane Lake Katrine, NY 12449-5245	17.5959%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.9850

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.5057%

			Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	10.5793

			UBS WM USA 499 Washington Blvd. Jersey City NJ, 07310-1995	7.2986%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.1227%

Date	Fund	Class	Name & Address	Percent Owned

		Class I	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	32.9769%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.1485%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	13.1593%

			ICMA-RC Services LLC 777 North Capitol Street NE Washington, DC 20002-4239	11.0816%

			Wilmington Trust Company Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	10.4654%

			Orchard Trust Corporation 8515 E Orchard Rd Greenwood Village, CO 80111-5002	6.2271%

December 10, 2010	DCAF	N/A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.5339%

December 10, 2010	DGAF	N/A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.7914%

December 10, 2010	DMAF	N/A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.0127%

September 12, 2011	DSMSLGF	Class A	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	98.1884%

		Class C	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	99.3621%

		Class I	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	100.0000%

Date	Fund	Class	Name & Address	Percent Owned

September 12, 2011	DSMSCGF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	51.6047%

			BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	15.5304%

			Richard A Pescevich Edenton, NC	6.1359%

		Class C	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	86.0541%

			Shellie K. Nazer La Habra, CA	5.6078%

		Class I	SEI Private Trust Company Attn. Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	97.8816%

March 11, 2011	DSMSCVF	Class A	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	86.4694%

		Class C	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	72.6409%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	14.8427%

			The Bank of New York Mellon 718 15th Street Santa Monica, CA 90402-2938	7.4421%

		Class I	SEI Private Trust Company Attn. Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.1057%

March 11, 2011	DUSEF	Class A	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	83.2407%

Date	Fund	Class	Name & Address	Percent Owned

		Class C	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	79.0601%

			American Enterprise Investment Svc P.O. Box 9446 Minneapolis, MN 55440-9446	12.1563%

			The Bank of New York Mellon Customer FBO David E London 209 Poker Hill Rd Underhill, VT 05489-9612	7.1930%

		Class I	SEI Private Trust Company c/o Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	98.1441%

March 11, 2011	GSF	Class A	American Enterprise Investment Svc P.O. Box 9446 Minneapolis, MN 55440-9446	41.0782%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	17.2971%

			Citigroup Global Markets Inc 333 West 34th Street – 3rd Floor New York, NY 10001-2402	9.4103%

			Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	9.3812%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.3126%

		Class C	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	34.7051%

			Citigroup Global Markets Inc 333 West 34th Street – 3rd Floor New York, NY 10001-2402	18.3681%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	11.1248%

			American Enterprise Investment Svc P.O. Box 9446 Minneapolis, MN 55440-9446	10.1365%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	8.0798%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen VA 23060-9243	5.4117%

		Class I	SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	61.0562%

			Dreyfus Premier Diversified International Fund The Dreyfus Corporation 200 Park Avenue 7th Floor New York, NY 10166-0090	12.9741%

March 11, 2011	ISF	Class A	American Enterprise Investment SVC 707 2nd Avenue South Minneapolis, MN 55440-9446	39.0229%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2502	14.8168%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	10.5551%

		Class C	Merrill Lynch, Pierce Fenner & Smith 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	26.5695%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen VA 23060-9243	15.5639%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	15.0416%

			American Enterprise Investment SVC 707 2nd Avenue South Minneapolis, MN 55440-9446	14.9608%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	8.3463%

		Class I	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	91.0263%

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investment Minimums

The minimum initial investment in Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Moderate Allocation Fund, Dreyfus Municipal Bond Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Pennsylvania Municipal Money Market Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500.

The minimum initial investment for each fund, except Dreyfus BASIC Municipal Money Market Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund, is $1,000 for full-time or part-time employees of Dreyfus or any of its affiliates, directors of Dreyfus, board members of a fund advised by Dreyfus, or the spouse or minor child of any of the foregoing.

The minimum initial investment for each fund, except Dreyfus Active Midcap Fund, Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund is $50 for full-time or part-time employees of the Dreyfus or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

The minimum initial investment in Dreyfus BASIC Municipal Money Market Fund is $10,000 for an account established with the cash proceeds from an investor's exercise of employment-related stock options, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.

Shares of each fund, except Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, are offered without regard to the minimum initial or subsequent investment requirement to investors purchasing fund shares through wrap fee accounts or other fee based programs.

Dreyfus Active Midcap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus Small Cap Equity Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. The fund reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Federal Funds (Money Market Funds only)

Shares of each Money Market Fund are sold on a continuous basis at the net asset value next determined after an order and Federal Funds are received by the Transfer Agent or other entity authorized to receive orders on behalf of the fund. If your payment for shares of a Money Market Fund are received in, or converted into, Federal Funds by 12 noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in, or converted into Federal Funds after 12:00 noon, Eastern time by the Transfer Agent, your shares will begin to accrue dividends on the following business day. Qualified institutions may telephone orders for purchase of a Money Market Fund's shares. Shares purchased by telephone order placed with the Distributor or its designee by 12:00 noon, Eastern time, will receive the dividend declared on that day if Federal Funds are received by the Transfer Agent by 4:00 p.m. Eastern time.

Reopening an Account

Dreyfus BASIC Municipal Money Market Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. You may reopen an account in the fund with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Multi-Class Funds

The share classes of each Multi-Class Fund are offered as described in the relevant fund's prospectus and as follows:

Dreyfus Active Midcap Fund, Dreyfus International Equity Fund, Dreyfus Small Cap Equity Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund each offered Class T shares prior to February 4, 2009.

Holders of Class I shares of Dreyfus Active Midcap Fund who have held their shares since June 5, 2003 may continue to purchase Class I shares of the fund for their existing account whether or not they would otherwise be eligible to do so.

Class I shares of Dreyfus International Equity Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund are offered to certain funds in The Dreyfus Family of Funds. Class I shares of Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund and Global Stock Fund also are offered to series of BNY Mellon Funds Trust.

Class Z shares of Dreyfus California AMT-Free Municipal Bond Fund are offered to shareholders of the fund who received Class Z shares of the fund in exchange for their shares of General California Municipal Bond Fund, Dreyfus California Municipal Income or Dreyfus California Intermediate Municipal Bond Fund as a result of the reorganization of such funds (each a "Reorganized Fund").

Certain broker-dealers and other financial institutions maintaining accounts with Dreyfus AMT-Free Municipal Bond Fund on March 30, 2003, or maintaining accounts with Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund or Dreyfus High Yield Municipal Bond Fund on the date such fund's shares were classified as Class Z shares (or with a Reorganized Fund at the time of the reorganization of such fund) may open new accounts in Class Z of the respective fund on behalf of "wrap accounts" or similar programs and, with respect to Dreyfus California AMT-Free Municipal Bond Fund and Dreyfus GNMA Fund only, may open new accounts in Class Z of the fund on behalf of qualified retirement plans.

Class Z shares of Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund and Dreyfus GNMA Fund are offered to certain funds in The Dreyfus Family of Funds.

Class A

General information about the public offering price of Class A shares of the Multi-Class Funds can be found in Part III of this SAI under "Additional Information About How to Buy Shares—Class A."

For shareholders of Dreyfus Active Midcap Fund who beneficially owned shares of the fund on November 25, 2003, the public offering price for Class A shares of the fund is the net asset value per share of that class. In addition, shareholders of Dreyfus Aggressive Growth Fund or Dreyfus Premier Aggressive Growth Fund who received Class A shares of Dreyfus Active Midcap Fund as a result of the merger of each such fund into Dreyfus Active Midcap Fund on March 28, 2003 may not have to pay a sales load or may qualify for a reduced sales load to purchase additional Class A shares of Dreyfus Active Midcap Fund. Specifically, for such shareholders of Dreyfus Aggressive Growth Fund, the public offering price for Class A shares of Dreyfus Active Midcap Fund is the net asset value per share of Class A for as long as the shareholder's account is open. For such shareholders of Dreyfus Premier Aggressive Growth Fund who beneficially owned shares of such fund on December 31, 1995, the public offering price for Class A shares of Dreyfus Active Midcap Fund for as long as the shareholder's account is open is the net asset value per share of Class A plus a sales load as shown below:

Total Sales Load*—Class A
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $100,000	3.00	3.09	2.75
$100,000 to less than $250,000	2.75	2.83	2.50
$250,000 to less than $500,000	2.25	2.30	2.00
$500,000 to less than $1,000,000	2.00	2.04	1.75
$1,000,000 or more	-0-	-0-	-0-

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of Multi-Class Funds, including Dreyfus Active Midcap Fund, purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

Class A shares of Dreyfus Active Midcap Fund may be purchased at net asset value without a sales load by account holders under the "ACS/Mellon HSA Solution," an integrated health savings account. Health Savings Accounts are flexible accounts that provide employers and/or employees covered under qualified high deductible health plans the ability to make contributions to special savings accounts generally without federal or state consequences.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services
Dreyfus Conservative Allocation Fund Dreyfus Growth Allocation Fund Dreyfus Moderate Allocation Fund	Dreyfus TeleTransfer Privilege Wire Redemption Privilege

Dreyfus BASIC Municipal Money Market Fund
Dreyfus BASIC New Jersey Municipal Money Market Fund
Dreyfus Connecticut Municipal Money Market Fund
Dreyfus Intermediate Municipal Bond Fund
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Municipal Bond Fund
Dreyfus Municipal Money Market Fund
Dreyfus New Jersey Municipal Money Market Fund
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Tax Exempt Bond Fund
Dreyfus Pennsylvania Municipal Money Market Fund

Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege
Dreyfus High Yield Municipal Bond Fund	Checkwriting Privilege (Class Z shares only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus AMT-Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund Dreyfus GNMA Fund	Checkwriting Privilege (Class A and Z shares only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege

Dreyfus Active Midcap Fund
Dreyfus International Equity Fund
Dreyfus Select Managers Large Cap Growth Fund
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
International Stock Fund

Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege

Transaction Fees

Dreyfus BASIC Municipal Money Market Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. Because charges may apply to redemptions and exchanges of fund shares in accounts with balances of less than $50,000 at the time of the transaction, neither fund may be an appropriate investment for an investor who does not maintain a $50,000 balance and intends to engage frequently in such transactions. If your account balance is less than $50,000 on the business day immediately preceding the effective date of such transaction, you will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee applies if your account balance is less than $50,000. Additionally, if your account balance is less than $50,000, you will be charged a $2.00 fee for each redemption check drawn on the account.

Checkwriting Privilege

Dreyfus BASIC Municipal Money Market Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. Redemption checks may be made payable to the order of any person in the amount of $1,000 or more. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check and the $2.00 charge described above in "Transaction Fees" and in the fund's prospectus, if applicable.

Wire Redemption Privilege

Dreyfus BASIC Municipal Money Market Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. The redemption proceeds minimum is $5,000 per day.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Ordinarily, the fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives a redemption request in proper form prior to 12:00 noon, Eastern time, on such day, and the shares will not receive the dividend declared on that day; otherwise, each fund will initiate payment on the next business day, and the shares will receive the dividend on that day.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services

Dreyfus Active MidCap Fund
Dreyfus International Equity Fund*
Dreyfus Small Cap Equity Fund
Dreyfus Select Managers Large Cap Growth Fund
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
International Stock Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent*
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Conservative Allocation Fund Dreyfus Moderate Allocation Fund Dreyfus Growth Allocation Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Connecticut Municipal Money Market Fund
Dreyfus Intermediate Municipal Bond Fund
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Municipal Bond Fund
Dreyfus Municipal Money Market Fund
Dreyfus New Jersey Municipal Money Market Fund
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Tax Exempt Bond Fund
Dreyfus Pennsylvania Municipal Money Market Fund

Fund Exchanges Dreyfus Auto-Exchange Privilege Dreyfus Automatic Asset Builder® Dreyfus Government Direct Deposit Privilege Dreyfus Payroll Savings Plan Dreyfus Dividend Options Automatic Withdrawal Plan

Fund	Services
Dreyfus AMT-Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund Dreyfus GNMA Fund Dreyfus High Yield Municipal Bond Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent*

Dreyfus BASIC Municipal Money Market Fund Dreyfus BASIC New Jersey Municipal Money Market Fund	Fund Exchanges Dreyfus Dividend Options (Dreyfus Dividend Sweep only)

* Letter of Intent applicable to Class A Shares only.

Fund Exchanges

BASIC Funds. You may purchase up to four times per calendar year, in exchange for shares of a fund, shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence. You will be charged a $5.00 fee for each exchange made out of a fund, which will be deducted from your account and paid to the Transfer Agent; however, the fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

The following Plans apply to the funds. See "Additional Information About Distribution Plans, Service Plans and Shareholders Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)	Plan (12b-1 or servicing)*	Key Features**
Dreyfus Active Midcap Fund Dreyfus International Equity Fund Dreyfus Small Cap Equity Fund	Class B Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Dreyfus AMT-Free Municipal Bond Fund
Dreyfus California AMT-Free Municipal Bond Fund
Dreyfus GNMA Fund
Dreyfus High Yield Municipal Bond Fund
Dreyfus Select Managers Large Cap Growth Fund
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
International Stock Fund

Class C

Fund	Class(es)	Plan (12b-1 or servicing)*	Key Features**
Dreyfus AMT-Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund Dreyfus GNMA Fund	Class B	Distribution Plan (12b-1)

The fund pays the Distributor 0.50% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Fund	Class(es)	Plan (12b-1 or servicing)*	Key Features**
Dreyfus Active Midcap Fund Dreyfus AMT-Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund Dreyfus GNMA Fund Dreyfus International Equity Fund Dreyfus Small Cap Equity Fund	Class A Class B Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus High Yield Municipal Bond Fund
Dreyfus Select Managers Large Cap Growth Fund
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
International Stock Fund

Class A Class C
Dreyfus Conservative Allocation Fund Dreyfus Growth Allocation Fund Dreyfus Moderate Allocation Fund	N/A

Fund	Class(es)	Plan (12b-1 or servicing)*	Key Features**
Dreyfus AMT Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund	Class Z	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing certain services. These services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

Dreyfus BASIC Municipal Money Market Fund
Dreyfus BASIC New Jersey Municipal Money Market Fund
Dreyfus Connecticut Municipal Money Market Fund
Dreyfus Intermediate Municipal Bond Fund
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Municipal Bond Fund
Dreyfus Municipal Money Market Fund
Dreyfus New Jersey Municipal Money Market Fund
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Tax Exempt Bond Fund
Dreyfus Pennsylvania Municipal Money Market Fund

N/A
Dreyfus High Yield Municipal Bond Fund	Class Z	Service Plan (12b-1)

The fund reimburses the Distributor an amount not to exceed 0.25% for expenses incurred in distributing these shares, servicing shareholder accounts and advertising and marketing. The Distributor may pay one or more Service Agents in respect of these services and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Fund	Class(es)	Plan (12b-1 or servicing)*	Key Features**
Dreyfus GNMA Fund	Class Z	Service Plan (12b-1)

The fund reimburses the Distributor an amount not to exceed 0.20% for distributing these shares, servicing shareholder accounts and advertising and marketing. The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record and determine the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, Class Z shares bear (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or ..005%.

* The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.

** Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

CERTAIN INFORMATION ABOUT UNDERLYING FUNDS

(Funds of Funds only)

The Funds of Funds each invests all or substantially all of its investable assets in Underlying Funds, which are briefly described below. Risks of certain investments referred to below are described in Part III of this SAI under "Investments, Investment Techniques and Risks—All Funds Other Than Money Market Funds," and information about Sub-Advisers also is provided in Part III of this SAI. Additional information about each Underlying Fund is available in the Underlying Fund's prospectus and SAI. To obtain a copy of an Underlying Fund's prospectus and/or SAI, please call your financial adviser, or write to the Underlying Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (1-516-794-5452 outside the U.S.).

Unless otherwise stated, Dreyfus is each Underlying Fund's investment adviser, and certain Underlying Funds also have one or more Sub-Advisers as stated below. Except for Dreyfus Alpha Growth Fund, Dreyfus Emerging Markets Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Global Absolute Return Fund,

Dreyfus International Bond Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus S&P STARS Opportunities Fund and Dreyfus Total Return Advantage Fund, each Underlying Fund is a diversified fund. Additionally, except for Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus International Bond Fund, Dreyfus International Equity Fund, Dreyfus/Newton International Equity Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund and Dreyfus U.S. Equity Fund, each Underlying Fund's investment objective is a Fundamental Policy as defined below under "Investment Restrictions."

Equity Investments

U.S. Large Cap

Dreyfus Appreciation Fund. The fund seeks long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal.

To pursue its goals, the fund normally invests at least 80% of its net assets in common stocks. The fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

The fund employs a "buy-and-hold" investment strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.

Fayez Sarofim serves as the fund's Sub-Adviser.

Dreyfus Alpha Growth Fund. The fund seeks capital appreciation.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund's portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large- and mid-cap growth stocks in the U.S. stock market. The portfolio managers use a proprietary valuation model that identifies and ranks stocks based on:

• a long-term relative valuation model that utilizes forward looking estimates of risk and return;

• an earnings sustainability (ES) model that gauges how well earnings forecasts are likely to reflect changes in future cash flows. Measures of ES help the stock selection strategy by tilting the portfolio away from stocks with poor ES and tilting towards stocks with strong ES; and

• a set of behavioral factors, including earnings revisions and share buybacks, that provide the portfolio managers with information about potential misvaluations of stocks.

Generally, the portfolio managers will strictly adhere to the underlying models in selecting portfolio securities. The fund typically will hold between 50 and 100 securities selected using these models.

Dreyfus Research Growth Fund. The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.

To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund may invest up to 25% of its assets in foreign securities.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. As the fund's portfolio managers, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the fund's allocations among market sectors. The fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index, the fund's benchmark.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Dreyfus Strategic Value Fund. The fund seeks capital appreciation.

To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. The fund may invest up to 30% of its assets in foreign securities. The fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

Dreyfus/The Boston Company Large Cap Core Fund. The fund seeks long-term growth of capital.

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies that appear to be undervalued relative to underlying business fundamentals. The fund currently considers large cap companies to be those with total market capitalizations, at the time of purchase, that are greater than the market capitalizations of companies in the bottom 5% of the capitalization range represented in the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index).

The fund may invest without limit in securities of U.S. companies and of foreign companies that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets, but not more than 10% of its assets in other foreign securities.

The portfolio managers employ a core investment style that incorporates both growth and value criteria in managing the fund's portfolio. The portfolio managers seek to identify those companies with stocks trading at prices below what the portfolio managers believe are their intrinsic values based on current earnings and prospects for growth. The portfolio managers use a combination of quantitative and fundamental research to identify portfolio candidates.

Dreyfus U.S. Equity Fund. The fund seeks long-term total return.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located in the United States. The fund may invest in the securities of companies of any market capitalization. The fund's Sub-Adviser, Walter Scott, seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. The fund's portfolio managers select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. Market capitalization and sector allocations are results of, not part of, the investment process.

Walter Scott serves as the fund's Sub-Adviser.

Dreyfus BASIC S&P 500 Stock Index Fund. The fund seeks to match the total return of the Standard & Poor's 500® Composite Stock Price Index (S&P 500®).

To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the S&P 500. To replicate index performance, the fund's portfolio managers use a passive management approach and purchase all or a representative sample of securities comprising the benchmark index. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark. The fund attempts to have a correlation between its performance and that of the index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each company's stock is weighted by the number of available float shares (i.e., those shares available to investors) divided by the total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

U.S. Mid-/Small-Cap

Dreyfus Select Managers Small Cap Value. The fund seeks capital appreciation.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000®  Value Index at the time of purchase. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund's holdings can have market capitalizations outside the range of the Russell 2000® Value Index at any given time. The fund may invest up to 15% of its assets in foreign securities.

The fund uses a "multi-manager" approach by selecting one or more Sub-Advisers to manage the fund's assets. The fund may hire, terminate or replace Sub-Advisers and modify materials terms and conditions of subadvisory arrangements without shareholder approval. The fund's assets are currently allocated among five Sub-Advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

TSW, Walthausen, Lombardia, Neuberger Berman and Riverbridge serve as the fund's Sub-Advisers. EACM serves as the fund's portfolio allocation manager, responsible for evaluating and recommending Sub-Advisers for the fund.

Dreyfus Opportunistic Midcap Value Fund. The fund seeks to surpass the performance of the Russell Midcap Value Index.

To pursue its goal, the fund invests in mid-cap stocks with market capitalizations between $1 billion and $25 billion at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund's holdings can have market capitalizations in excess of $25 billion at any given time. The fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. The fund focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: relative value, business health, and business momentum.

In constructing the fund's portfolio, the fund's portfolio manager uses an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio manager. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with its economic balance sheet. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. To do this, the portfolio manager uses mid-cycle estimates, growth prospects, the identification of a revaluation trigger and competitive advantages as some of the factors in the valuation assessment. Additionally, a company's stated and hidden liabilities and assets are included in the portfolio manager's economic balance sheet calculation for the company.

Dreyfus S&P STARS Opportunities Fund. The fund seeks long-term capital appreciation.

To pursue its goal, the fund uses the Standard & Poor's STock Appreciation Ranking System (or STARS) to identify common stocks in the highest category (5-STARS) for purchase and in the lowest category (1-STARS) for short-selling. The portfolio managers generally select for the fund securities of companies that, at the time of purchase, have market capitalizations within the range of the companies included in the S&P MidCap 400 Index. In selecting investments for the fund, the portfolio managers analyze the stocks ranked by S&P analysts according to the STARS and select those they believe have the best potential for capital appreciation. The portfolio managers focus on companies that show the potential to achieve growth at a reasonable price.

Effective November 1, 2011, the fund will be renamed Dreyfus MidCap Core Fund, and changes to the fund's investment strategy will be implemented as described below.

To pursue its goal, the fund normally will invest at least 80% of its net assets, plus any borrowings for investment purposes, in midcap stocks. The fund will invest in companies included in the S&P® MidCap 400 Index or the Russell Midcap® Index at the time of purchase. The fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in IPOs. The fund's portfolio managers will apply a systematic, quantitative investment approach designed to identify and exploit pricing inefficiencies among mid-cap stocks in the U.S. stock market. The portfolio managers will use a proprietary valuation model that identifies and ranks stocks based on:

• a long-term relative valuation model that utilizes forward looking estimates of risk and return;

• an Earnings Sustainability (ES) model that gauges how well earnings forecasts are likely to reflect changes in future cash flows; measures of ES help stock selection strategy by tilting the fund's portfolio away from stocks with poor ES and tilting it towards stocks with strong ES; and

• a set of behavioral factors, including earnings revisions and price action, that provide the portfolio managers with information about potential misvaluations of stocks.

The portfolio managers will seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the S&P MidCap 400 Index. The fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

The fund will be permitted, but not required, to use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The fund will be permitted to engage in short-selling.

Dreyfus/The Boston Company Small/Mid Cap Growth Fund. The fund seeks long-term growth of capital.

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and mid-cap U.S. companies. The fund currently considers small-cap and mid-cap companies to be those with total market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company included in Russell 2500® Growth Index. The fund's portfolio managers employ a growth-oriented investment style in managing the fund's portfolio, which means the portfolio managers seek to identify those small-cap and mid-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers focus on high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth; and

• Investing in a company when the portfolio managers' research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.

Dreyfus Smallcap Stock Index Fund. The fund seeks to match the performance of the Standard & Poor's® SmallCap 600 Index.

To pursue its goal, the fund invests in a representative sample of stocks included in the S&P SmallCap 600 Index and in futures whose performance is tied to the index. The fund expects to invest in approximately 500 or more of the stocks in the index. However, at times, the fund may be fully invested in all the stocks that comprise the index. Under these circumstances, the fund maintains approximately the same weighting for each stock as the index does.

Dreyfus Midcap Index Fund. The fund seeks to match the performance of the Standard & Poor's® MidCap 400 Index.

To pursue its goal, the fund generally is fully invested in stocks included in the S&P® MidCap 400 Index and in futures whose performance is tied to the index. The fund generally invests in all 400 stocks in the index in proportion to their weighting in the index.

International

Dreyfus/Newton International Equity Fund. The fund seeks long-term growth of capital.

To pursue its goal, the fund normally invests at least 80% of its assets in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund's net assets will be invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. The fund may invest up to 25% of its assets in stock of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% in emerging market countries.

The core of the investment philosophy of Newton, an affiliate of Dreyfus and the fund's Sub-Adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton's global analysts research investment opportunities by global sector rather than by region. The process begins by identifying a core list of investment themes that Newton believes will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. Newton then identifies specific companies using investment themes to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in and underlying asset or currency, to increase returns, to manage currency risk, or as part of hedging strategy.

Newton serves as the fund's Sub-Adviser.

Dreyfus International Equity Fund. The fund seeks long-term growth of capital.

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE®) Index and Canada. The portfolio managers employ a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. The portfolio managers use country and the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index. The fund's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend. The fund may invest up to 20% of its assets in securities of issuers located in emerging market countries.

The fund's investment adviser is TBCAM. The fund's administrator is Dreyfus.

Dreyfus International Value Fund. The fund seeks long-term capital growth.

To pursue its goal, the fund primarily invests in foreign companies that Dreyfus considers to be value companies. In selecting stocks, the fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors: value, business health and business momentum.

International Stock Fund. The fund seeks long-term total return.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund normally invests primarily in foreign companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong and Western Europe. The fund ordinarily invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The fund may invest in the securities of companies of any market capitalization. The fund's Sub-Adviser, Walter Scott, seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. The fund's portfolio managers then select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. Geographic and sector allocations are results of, not part of, the investment process.

Dreyfus International Stock Index Fund. The fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (free) Index (MSCI EAFE®).

To pursue its goal, the fund generally is fully invested in the stocks included in the MSCI EAFE Index and in futures whose performance is tied to certain countries included in the index. The fund generally invests in all stocks included in the index. The fund's investments are selected to match the benchmark composition along individual name, country, and industry weighting, and other benchmark characteristics. Under these circumstances, the fund maintains approximately the same weighting for each stock as the index does.

Emerging Markets

Dreyfus Emerging Markets Fund. The fund seeks long-term capital growth.

To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries. In selecting stocks, the portfolio manager identifies potential investments through extensive quantitative and fundamental research using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on value, business health and business momentum.

Global

Dreyfus Global Absolute Return Fund. The fund seeks total return.

To pursue its goal, the fund uses a variety of investment strategies, sometimes referred to as absolute return strategies, to produce returns with low correlation with, and less volatility than, major markets over a complete market cycle, typically a period of several years. The fund will seek to achieve investment exposure to global equity, bond and currency markets primarily through long and short positions in futures, options and forward contracts, which should enable the fund's portfolio managers to implement investment decisions quickly and cost-effectively. The fund also will invest in fixed-income securities, such as bonds, notes (including structured notes), and money market instruments, to provide exposure to bond markets and for liquidity and income. The fund's portfolio managers seek to deliver value added excess returns ("alpha") by applying a systematic, quantitative investment approach designed to identify and exploit relative misvaluations across and within global capital markets.

Mellon Capital serves as the fund's Sub-Adviser.

Dreyfus Global Real Estate Securities Fund. The fund seeks to maximize total return consisting of capital appreciation and current income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in publicly-traded equity securities of companies principally engaged in the real estate sector. The fund normally invests in a global portfolio of equity securities of real estate companies, including real estate investment trusts (REITs) and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Although the fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies. In selecting investments for the fund's portfolio, Urdang uses a proprietary approach to quantify investment opportunity from both a real estate and stock perspective. Generally, Urdang combines top-down real estate research and its relative value model securities valuation process. In conducting its bottom-up research, Urdang engages in an active analysis process that includes regular and direct contact with the companies in the fund's investable universe. These research efforts are supported with extensive sell side and independent research. Through the use of the proprietary relative value model, Urdang seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management- related uncertainties, such as the impact on value of leverage, growth rate, market capitalization and property type.

Urdang serves as the fund's Sub-Adviser.

Fixed-Income Investments

U.S. Fixed Income

Dreyfus Total Return Advantage Fund. The fund seeks to maximize total return through capital appreciation and income.

To pursue its goal, the fund normally invests primarily in fixed-income securities and instruments that provide investment exposure to fixed-income markets. The fund also invests in instruments that provide investment exposure to currency markets. The fund's portfolio managers employ an active core bond strategy to focus the fund's investments on the U.S. fixed-income market. The portfolio managers next employ separate global bond and currency strategies to provide the fund with exposure to foreign and U.S. fixed-income markets and currency markets, respectively. The fund's portfolio managers seek to deliver value added excess returns ("alpha") by applying a systematic, quantitative investment approach that incorporates three separate strategies - active core bond strategy, global bond strategy and active currency strategy – designed to identify and exploit relative misvaluations across fixed-income and currency markets, respectively.

Dreyfus Short-Intermediate Government Fund. The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies or instrumentalities. These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically, in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally, the portfolio manager then seeks to identify potentially profitable issues before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time.

The fund generally maintains an effective duration of approximately three years or less. The fund may, but is not required to, use derivatives, such as futures and options, swaps, options on swaps and other credit derivatives, as a substitute for investing directly in an underlying asset, to manage interest rate risk or the duration of the fund's portfolio, to increase returns, or as part of a hedging strategy.

Dreyfus GNMA Fund. The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in certificates issued by the GNMA (popularly called "Ginnie Maes"), which are debt securities guaranteed as to timely payment of principal and interest by the GNMA. The fund may invest the remaining 20% of its net assets in other mortgage-related securities issued by government-related organizations, residential and commercial mortgage-backed securities issued by governmental agencies or private entities, and collateralized mortgage obligations. The fund can invest in privately issued mortgage-backed securities with a "BBB" or higher credit quality, but currently intends to invest in only those securities with an "A" or higher credit quality. The fund is not subject to any maturity or duration restrictions.

Dreyfus Opportunistic Fixed Income Fund. The fund seeks to maximize total return through capital appreciation and income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund's portfolio managers typically allocate the fund's assets among the following sectors of the fixed-income market: (i) below investment grade (high yield) sector, (ii) the U.S. government, investment grade corporate, mortgage and asset-backed sectors, (iii) the foreign debt securities of developed markets sector, and (iv) the foreign debt securities of emerging markets sector. The fund's portfolio managers normally allocate 0% to 70% of the fund's net assets in each of these four categories of market sectors.

The fund's portfolio managers utilize a blend of quantitative and fundamental analysis to construct what they consider to be a "best ideas" fixed income portfolio, seeking to capitalize on the perceived inefficiencies across the full spectrum of the global fixed income market at any given time. Using fundamental analysis, the portfolio managers seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and other metrics. The portfolio managers also conduct extensive research into the credit history and current financial strength of the issuers of these securities.

Although the fund may invest in or have investment exposure to individual bonds of any maturity or duration and there are no restrictions on the dollar-weighted average maturity of the fund's portfolio, the average effective duration of the fund's portfolio typically will range between three and six years.

The fund's portfolio manager will sell a security if the existing holding trades overvalued from a valuation standpoint, another sector or security becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risks, or as part of a hedging strategy.

Dreyfus High Yield Fund. The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue this goal, the fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in fixed income securities that, at the time of purchase, are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by Dreyfus.

In choosing securities, the fund seeks to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements. The fund's investment process involves a "top down" approach to security selection, looking at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength, and the company's management. The fund also looks for companies that are underleveraged, have positive free cash flow, and are self-financing. There are no restrictions on the dollar-weighted average maturity or average effective duration of the fund's portfolio or on the maturities or durations of the individual fixed income securities the fund may purchase.

The fund's portfolio managers will sell a security if the existing holding trades overvalued from a valuation standpoint, another sector becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

The fund may, but is not required to, use certain derivatives, such as options, futures and options on futures (including those relating to securities, foreign currencies, indexes and interest rates), forward contracts, and swaps (including interest rate and credit default swaps), typically as part of a hedging strategy. The fund may enter into swap agreements, such as interest rate swaps and credit default swaps, which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit.

The fund also may invest in collateralized debt obligations, which include collateralized loan obligations and other similarly structured securities. To enhance current income, the fund may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The fund may also make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

Dreyfus Bond Market Index Fund. The fund seeks to match the total return of the Barclays Capital U.S. Aggregate Index.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Barclays Capital U.S. Aggregate Index. In seeking to match index performance, the manager uses a passive management approach and purchases all or a representative sample of the bonds comprising the benchmark index. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark. To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments. The fund attempts to have a correlation between its performance and that of the index of at least .95 before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund's investments are selected by a "sampling" process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the index. By using this sampling process, the fund typically will not invest in all of the securities in the index.

The Barclays Capital U.S. Aggregate Index is a broad-based, unmanaged index that covers the U.S. dollar-denominated, investment grade (Baa/BBB or higher), fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, U.S. government-related, corporate, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities sectors. Most of the bonds in the index are issued by the U.S. Treasury and other U.S. government and agency issuers. Barclays Capital is not affiliated with the fund, and it does not sell or endorse the fund, nor does it guarantee the performance of the fund or the index.

Dreyfus Inflation Adjusted Securities Fund. The fund seeks returns that exceed the rate of inflation.

To pursue its goal, the fund normally invests at least 80% of its assets in inflation-indexed securities. These are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. The inflation-indexed securities issued by the U.S. Treasury and some foreign government issuers, for example, accrue inflation into the principal value of the bond. Other issuers may pay out the Consumer Price Index accruals as part of a semi-annual coupon.

The fund primarily invests in high quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation which are rated investment grade or the unrated equivalent as determined by Dreyfus. Such other fixed-income securities may include: U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities.

The fund seeks to keep the average effective duration of its portfolio at two to ten years. The fund may invest in securities with effective or final maturities of any length. The fund may adjust its portfolio holdings or average effective duration based on actual or anticipated changes in interest rates or credit quality.

U.S. Treasury

Dreyfus U.S. Treasury Intermediate Term Fund. The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities. The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements. Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains an effective duration between 2.5 and 6 years, and a dollar-weighted average portfolio maturity between 3 and 10 years.

Dreyfus U.S. Treasury Long Term Fund. The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities. The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements. Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains an effective duration of 7.5 years or more, and a dollar-weighted average portfolio maturity between 10 years or more.

International Fixed Income

Dreyfus Emerging Markets Debt Local Currency Fund. The fund seeks to maximize total return.

To pursue its goal, the fund normally invests at least 80% of its assets in emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities. These instruments consist primarily of emerging market government bonds and currency forward exchange contracts. The fund's portfolio managers employ an investment process that uses in depth fundamental country and currency analysis disciplined by proprietary quantitative valuation models. A "top down" analysis of macroeconomic, financial and political variables guides country and currency allocation. The portfolio managers also consider other market technicals and the global risk environment. The portfolio managers seek to identify shifts in country fundamentals and consider the risk adjusted attractiveness of currency and duration returns for each emerging market country. The fund is not restricted as to credit quality when making investments in debt securities.

Dreyfus International Bond Fund. The fund seeks to maximize total return through capital appreciation and income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund also normally invests at least 65% of its assets in non-U.S. dollar denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets. The fund may invest up to 25% of its assets in emerging markets generally and up to 5% of its assets in any single emerging market country.

Generally, the fund seeks to maintain a portfolio with an average credit quality of investment grade. The fund, however, may invest up to 25% of its assets in securities (not including securities of emerging markets issuers) rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by Dreyfus, at the time of purchase. The fund will not invest in securities rated lower than B at the time of purchase. The fund may invest in securities of issuers in emerging markets of any credit quality, including those rated or determined to be below investment grade quality.

The fund's portfolio managers focus on identifying undervalued government bond markets, currencies, sectors and securities and look for fixed-income securities with the most potential for added value. The portfolio managers select securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies, and the credit quality of government debt.

There are no restrictions on the dollar-weighted average maturity or average effective duration of the fund's portfolio or on the maturities or durations of the individual fixed-income securities the fund may purchase.

The fund's portfolio managers will sell a security if the existing holding trades overvalued from a valuation standpoint, another sector becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy. The fund's portfolio managers have considerable latitude in determining whether to hedge the fund's currency exposure and the extent of any such hedging.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund and Dreyfus Moderate Allocation Fund each normally allocates its assets among Underlying Funds that invest in a wide range of equity and fixed-income securities.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Active MidCap Fund	✓	✓	✓			✓ (zero coupon securities only)
Dreyfus AMT-Free Municipal Bond Fund			✓	✓	✓ (up to 35% of net assets)
Dreyfus California AMT-Free Municipal Bond Fund			✓	✓	✓ (up to 20% of net assets)
Dreyfus Conservative Allocation Fund	✓	✓	✓	✓	✓	✓	✓

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus GNMA Fund			✓
Dreyfus Growth Allocation Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund			✓	✓	✓
Dreyfus Intermediate Municipal Bond Fund			✓	✓	✓ (up to 20% of net assets)
Dreyfus International Equity Fund	✓	✓	✓	✓		✓
Dreyfus Moderate Allocation Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund			✓	✓	✓ (up to 25% of net assets)
Dreyfus New York Tax Exempt Bond Fund			✓	✓	✓ (up to 20% of net assets)
Dreyfus Select Managers Large Cap Growth Fund	✓	✓	✓	✓
Dreyfus Select Managers Small Cap Growth Fund	✓	✓	✓	✓
Dreyfus Select Managers Small Cap Value Fund	✓	✓	✓	✓
Dreyfus Small Cap Equity Fund	✓	✓	✓	✓		✓

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus U.S. Equity Fund	✓	✓	✓	✓	✓	✓	✓
Global Stock Fund	✓	✓	✓	✓	✓	✓	✓
International Stock Fund	✓	✓	✓	✓	✓	✓	✓

1 Includes common and preferred stock, convertible securities and warrants. Dreyfus Active MidCap Fund is limited to investing up to 2% of its net assets in warrants, and each of Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund and Dreyfus Select Managers Small Cap Value Fund is limited to investing up to 5% of its net assets in warrants, except that as to each fund this limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities.

2 Dreyfus GNMA Fund may invest in U.S. Government securities as is consistent with its other investment policies, including as described under "Money Market Investments" below. For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, see "Money Market Instruments" below.

3 For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, Municipal Bonds only.

For Dreyfus AMT-Free Municipal Bond Fund, although the fund has no current intention of doing so, the fund may invest in Municipal Bonds rated as low as C by Moody's or D by S&P or Fitch (the lowest rating assigned by such Rating Agencies).

For Dreyfus California AMT-Free Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, it is currently each fund's intention that this portion of the fund's portfolio be invested primarily in Municipal Bonds rated no lower than Baa by Moody's or BBB by S&P or Fitch.

For Dreyfus Intermediate Municipal Bond Fund, it currently is the intention of the fund that this portion of the fund's portfolio be invested primarily in Municipal Bonds rated no lower than Baa by Moody's or BBB by S&P or Fitch.

Fund	Variable and Floating Rate Securities	Participation Interests and Assignments	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus Active MidCap Fund
Dreyfus AMT-Free Municipal Bond Fund	✓
Dreyfus California AMT-Free Municipal Bond Fund	✓
Dreyfus Conservative Allocation Fund	✓	✓	✓	✓	✓
Dreyfus GNMA Fund	✓		✓	✓
Dreyfus Growth Allocation Fund	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund	✓				✓
Dreyfus Intermediate Municipal Bond Fund	✓
Dreyfus International Equity Fund
Dreyfus Moderate Allocation Fund	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund	✓
Dreyfus New York Tax Exempt Bond Fund	✓
Dreyfus Select Managers Large Cap Growth Fund
Dreyfus Select Managers Small Cap Growth Fund

Fund	Variable and Floating Rate Securities	Participation Interests and Assignments	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund
Dreyfus U.S. Equity Fund	✓
Global Stock Fund	✓
International Stock Fund	✓

Fund	Municipal Securities[4]	Funding Agreements	REITs	Money Market Instruments[5]	Foreign Securities	Emerging Markets[6]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds[7]
Dreyfus Active MidCap Fund				✓	✓ (up to 25% of assets)		✓
Dreyfus AMT-Free Municipal Bond Fund	✓			✓
Dreyfus California AMT-Free Municipal Bond Fund	✓			✓
Dreyfus Conservative Allocation Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus GNMA Fund				✓
Dreyfus Growth Allocation Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund	✓			✓
Dreyfus Intermediate Municipal Bond Fund	✓			✓
Dreyfus International Equity Fund			✓	✓	✓	✓	✓	✓ (sovereign debt obligations only)
Dreyfus Moderate Allocation Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund	✓			✓
Dreyfus New York Tax Exempt Bond Fund	✓			✓
Dreyfus Select Managers Large Cap Growth Fund			✓	✓	✓	✓	✓
Dreyfus Select Managers Small Cap Growth Fund			✓	✓	✓	✓	✓

Fund	Municipal Securities[4]	Funding Agreements	REITs	Money Market Instruments[5]	Foreign Securities	Emerging Markets[6]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds[7]
Dreyfus Select Managers Small Cap Value Fund			✓	✓	✓	✓	✓
Dreyfus Small Cap Equity Fund			✓	✓	✓ (up to 15% of total assets)	✓	✓
Dreyfus U.S. Equity Fund				✓	✓[7]	✓	✓
Global Stock Fund				✓	✓	✓	✓
International Stock Fund				✓	✓	✓	✓

4 Dreyfus New York Tax Exempt Bond Fund may invest up to 20% of the value of its net assets in certain private activity bonds (a type of revenue bond), the income from which is subject to the federal AMT.

5 For Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus Small Cap Equity Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund, (1) includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper; (2) the fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments when the Adviser determines that adverse market conditions exist; and (3) the fund may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

 Dreyfus GNMA Fund may invest in certain money market instruments as part of its investment strategy.

For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch with respect to Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund, and not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch with respect to Dreyfus AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund, when the fund has adopted a temporary defensive position, including when acceptable Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal income tax. When Dreyfus California AMT-Free Municipal Bond Fund or Dreyfus New York Tax Exempt Bond Fund has adopted a temporary defensive position, including when acceptable California or New York Municipal Bonds, respectively, are unavailable for investment by the relevant fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from California or New York State and

New York City income taxes, respectively. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Under adverse market conditions, each fund may invest some or all of its assets in U.S. Treasury securities and money market securities.

6 For Global Stock Fund and International Stock Fund, the foreign securities in which each fund normally invests are equity securities of foreign companies located in developed markets; however, each fund may invest up to 20% of its net assets in securities of issuers located in emerging market countries.

7 Dreyfus U.S. Equity Fund may invest up to 15% of its assets in equity securities of foreign issuers, including those located in emerging market countries.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions[8]	Options Transactions[9]
Dreyfus Active MidCap Fund		✓	✓			✓
Dreyfus AMT-Free Municipal Bond Fund		✓			✓	✓
Dreyfus California AMT-Free Municipal Bond Fund		✓			✓	✓
Dreyfus Conservative Allocation Fund	✓	✓	✓		✓	✓
Dreyfus GNMA Fund		✓			✓	✓
Dreyfus Growth Allocation Fund	✓	✓	✓		✓	✓
Dreyfus High Yield Municipal Bond Fund		✓			✓	✓
Dreyfus Intermediate Municipal Bond Fund		✓			✓	✓
Dreyfus International Equity Fund		✓	✓		✓	✓
Dreyfus Moderate Allocation Fund	✓	✓	✓		✓	✓
Dreyfus Municipal Bond Fund		✓			✓	✓
Dreyfus New York Tax Exempt Bond Fund		✓			✓	✓
Dreyfus Select Managers Large Cap Growth Fund		✓	✓		✓	✓
Dreyfus Select Managers Small Cap Growth Fund		✓	✓		✓	✓
Dreyfus Select Managers Small Cap Value Fund		✓	✓		✓	✓
Dreyfus Small Cap Equity Fund		✓	✓		✓	✓

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions[8]	Options Transactions[9]
Dreyfus U.S. Equity Fund	✓	✓	✓		✓	✓
Global Stock Fund	✓	✓	✓		✓	✓
International Stock Fund	✓	✓	✓		✓	✓

8 Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund may enter into futures contracts in U.S. domestic markets only.

9 Dreyfus Active MidCap Fund, Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund each may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options and may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

For Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund, the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options.

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Notes and Hybrid Instruments	Participatory Notes	Custodial Receipts
Dreyfus Active MidCap Fund
Dreyfus AMT-Free Municipal Bond Fund	✓	✓	✓
Dreyfus California AMT-Free Municipal Bond Fund	✓	✓	✓
Dreyfus Conservative Allocation Fund	✓		✓	✓	✓
Dreyfus GNMA Fund	✓	✓	✓
Dreyfus Growth Allocation Fund	✓		✓	✓	✓
Dreyfus High Yield Municipal Bond Fund	✓	✓	✓	✓ (structured notes only)
Dreyfus Intermediate Municipal Bond Fund	✓
Dreyfus International Equity Fund	✓	✓	✓
Dreyfus Moderate Allocation Fund	✓		✓	✓	✓
Dreyfus Municipal Bond Fund	✓		✓
Dreyfus New York Tax Exempt Bond Fund	✓
Dreyfus Select Managers Large Cap Growth Fund	✓
Dreyfus Select Managers Small Cap Growth Fund	✓
Dreyfus Select Managers Small Cap Value Fund	✓

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Notes and Hybrid Instruments	Participatory Notes	Custodial Receipts
Dreyfus Small Cap Equity Fund	✓	✓	✓
Dreyfus U.S. Equity Fund	✓
Global Stock Fund	✓
International Stock Fund	✓

Fund	Foreign Currency Transactions	Short-Selling[10]	Lending Portfolio Securities	Borrowing Money[11]
Dreyfus Active MidCap Fund	✓	✓	✓	✓
Dreyfus AMT-Free Municipal Bond Fund		✓	✓	✓
Dreyfus California AMT-Free Municipal Bond Fund			✓	✓
Dreyfus Conservative Allocation Fund	✓	✓	✓	✓
Dreyfus GNMA Fund		✓	✓	✓
Dreyfus Growth Allocation Fund	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund		✓	✓	✓
Dreyfus Intermediate Municipal Bond Fund			✓	✓
Dreyfus International Equity Fund	✓	✓	✓	✓
Dreyfus Moderate Allocation Fund	✓	✓	✓	✓
Dreyfus Municipal Bond Fund			✓	✓
Dreyfus New York Tax Exempt Bond Fund			✓	✓
Dreyfus Select Managers Large Cap Growth Fund	✓	✓	✓	✓
Dreyfus Select Managers Small Cap Growth Fund	✓	✓	✓	✓
Dreyfus Select Managers Small Cap Value Fund	✓	✓	✓	✓
Dreyfus Small Cap Equity Fund	✓	✓	✓	✓
Dreyfus U.S. Equity Fund	✓		✓	✓
Global Stock Fund	✓		✓	✓
International Stock Fund	✓		✓	✓

10  Dreyfus Active MidCap Fund and Dreyfus AMT-Free Municipal Bond Fund (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

 Dreyfus High Yield Municipal Bond Fund and Dreyfus Select Managers Small Cap Value Fund (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets and (2) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

 Dreyfus GNMA Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets.

 Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets.

11  Dreyfus Active MidCap Fund, Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus International Equity Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

 Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, these funds may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

 Dreyfus GNMA Fund and Dreyfus Small Cap Equity Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

Fund	Borrowing Money for Leverage[11]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
Dreyfus Active MidCap Fund			✓		✓
Dreyfus AMT-Free Municipal Bond Fund			✓		✓
Dreyfus California AMT-Free Municipal Bond Fund			✓		✓
Dreyfus Conservative Allocation Fund	✓	✓	✓	✓	✓
Dreyfus GNMA Fund	✓	✓	✓	✓	✓
Dreyfus Growth Allocation Fund	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund			✓		✓
Dreyfus Intermediate Municipal Bond Fund			✓		✓
Dreyfus International Equity Fund			✓		✓
Dreyfus Moderate Allocation Fund	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund			✓		✓
Dreyfus New York Tax Exempt Bond Fund			✓		✓
Dreyfus Select Managers Large Cap Growth Fund		✓	✓		✓
Dreyfus Select Managers Small Cap Growth Fund		✓	✓		✓
Dreyfus Select Managers Small Cap Value Fund		✓	✓		✓
Dreyfus Small Cap Equity Fund	✓	✓	✓		✓
Dreyfus U.S. Equity Fund		✓	✓		✓
Global Stock Fund		✓	✓		✓
International Stock Fund		✓	✓		✓

Money Market Funds

Fund	U.S. Treasury Securities	U.S. Government Securities	Repurchase Agreements	Bank Obligations	Participation Interests	Floating and Variable Rate Obligations
Dreyfus BASIC Municipal Money Market Fund		✓	✓	✓
Dreyfus BASIC New Jersey Municipal Money Market Fund		✓	✓	✓
Dreyfus Connecticut Municipal Money Market Fund		✓	✓	✓
Dreyfus Massachusetts Municipal Money Market Fund		✓	✓	✓
Dreyfus Municipal Money Market Fund		✓	✓	✓
Dreyfus New Jersey Municipal Money Market Fund		✓	✓	✓
Dreyfus New York AMT-Free Municipal Money Market Fund		✓	✓	✓
Dreyfus Pennsylvania Municipal Money Market Fund		✓	✓	✓

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities	Foreign Banking Securities	Foreign Obligations; Securities of Supranational Entities
Dreyfus BASIC Municipal Money Market Fund		✓		✓
Dreyfus BASIC New Jersey Municipal Money Market Fund		✓		✓
Dreyfus Connecticut Municipal Money Market Fund		✓		✓
Dreyfus Massachusetts Municipal Money Market Fund		✓		✓
Dreyfus Municipal Money Market Fund		✓		✓
Dreyfus New Jersey Municipal Money Market Fund		✓		✓
Dreyfus New York AMT-Free Municipal Money Market Fund		✓	✓	✓[12]
Dreyfus Pennsylvania Municipal Money Market Fund		✓		✓

12 Dreyfus New York AMT-Free Municipal Money Market Fund currently will not purchase Municipal Obligations, including certain industrial development bonds issued after August 7, 1986, to finance "private activities," the interest on which may constitute a "tax preference item" for purposes of the AMT even though the interest will continue to be fully tax-exempt for federal income tax purposes.

Fund	Illiquid Securities	Borrowing Money[13]	Reverse Repurchase Agreement	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities
Dreyfus BASIC Municipal Money Market Fund	✓	✓		✓
Dreyfus BASIC New Jersey Municipal Money Market Fund	✓	✓		✓	✓	✓
Dreyfus Connecticut Municipal Money Market Fund	✓	✓		✓	✓
Dreyfus Massachusetts Municipal Money Market Fund	✓	✓		✓	✓
Dreyfus Municipal Money Market Fund	✓	✓		✓	✓
Dreyfus New Jersey Municipal Money Market Fund	✓	✓		✓	✓
Dreyfus New York AMT-Free Municipal Money Market Fund	✓	✓		✓	✓
Dreyfus Pennsylvania Municipal Money Market Fund	✓	✓		✓	✓

13 Dreyfus BASIC Municipal Money Market Fund may borrow, and Dreyfus BASIC New Jersey Municipal Money Market Fund and Dreyfus New York AMT-Free Municipal Money Market Fund each currently intends to borrow, money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

 Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund each currently intends to borrow money, only for temporary or emergency (not leveraging) purposes.

For each fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Money Fund Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch with respect to Dreyfus Municipal Money Market Fund and rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch with respect to Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When Dreyfus BASIC New Jersey Municipal Money Market Fund or Dreyfus New Jersey Municipal Money Market Fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Obligations are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from New Jersey income tax. When Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund or Dreyfus Pennsylvania Municipal Money Market Fund has adopted a temporary defensive position, including when acceptable Connecticut, Massachusetts, New York or Pennsylvania Municipal Obligations, respectively, are unavailable for investment by the relevant fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from Connecticut, Massachusetts, New York State and New York City or Pennsylvania income taxes, respectively. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Money Fund Taxable Investments.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

Except as may be otherwise disclosed in the prospectus, each fund's investment objective is a Fundamental Policy. For each of Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Bond Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Pennsylvania Municipal Money Market Fund, the fund's policy with respect to the investment of at least 80% of its net assets is a Fundamental Policy (see "Policies Related to Fund Names" below). Additionally, as a matter of Fundamental Policy, each fund, as indicated, may not (with respect to Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund, except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, each fund, as indicated, may not):

1. Borrowing

Dreyfus Active MidCap Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Moderate Allocation Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund, Dreyfus Pennsylvania Municipal Money Market Fund, Dreyfus Select Managers Large

Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Equity Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund, Dreyfus International Equity Fund, Dreyfus Municipal Bond Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Small Cap Equity Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

Dreyfus Intermediate Municipal Bond Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). While borrowings exceed 5% of the fund's total assets, the fund will not make any additional investments. For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on future contracts or indices shall not constitute borrowing.

Dreyfus BASIC Municipal Money Market Fund. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments.

2. Commodities

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus High Yield Municipal Bond Fund. Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. Invest in commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swaps and other derivatives.

3. Issuer Diversification

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund. Hold more than 10% of the voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus Municipal Money Market Fund. Invest more than 5% of its assets in the obligations of any single issuer, except up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitations.

Dreyfus Municipal Money Market Fund and Dreyfus New York AMT-Free Municipal Money Market Fund. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control.

Dreyfus Active MidCap Fund. Purchase the securities of any issuer (other than a bank) if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, or invest more than 15% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitations.

Dreyfus Active MidCap Fund. Purchase the securities of any issuer if such purchase would cause the fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of the fund's assets.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund and Dreyfus Moderate Allocation Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets and does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies.

4. Industry Concentration

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Dreyfus International Equity Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund and Dreyfus Small Cap Equity Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus AMT-Free Municipal Bond Fund and Dreyfus Municipal Bond Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Intermediate Municipal Bond Fund. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defense purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Municipal Money Market Fund. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus New Jersey Municipal Money Market Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus California AMT-Free Municipal Bond Fund. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus High Yield Municipal Bond Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of Municipal Bonds (other than Municipal Bonds backed only by assets and revenues of non-governmental issuers) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus GNMA Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, securities and instruments backed directly or indirectly by real estate and real estate mortgages and securities of companies engaged in the real estate business are not considered an industry.

Dreyfus Active MidCap Fund. Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when the fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, bankers' acceptances of domestic issuers, time deposits and certificates of deposit.

5. Loans

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus BASIC Municipal Money Market Fund. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the prospectus for the fund.

Dreyfus Active MidCap Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus GNMA Fund. Make loans to others, except through the purchase of debt obligations referred to in the prospectus or the entry into repurchase agreements. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

6. Margin

Dreyfus AMT-Free Municipal Bond Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Active MidCap Fund. Purchase securities on margin, but the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

Dreyfus GNMA Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Fundamental Policy.

7. Real Estate; Oil and Gas

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Equity Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Purchase or sell real estate, REIT securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Obligations secured by real estate or interests therein.

Dreyfus BASIC New Jersey Municipal Money Market Fund. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Dreyfus New York AMT-Free Municipal Money Market Fund. Purchase or sell real estate, REIT securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein.

Dreyfus GNMA Fund. Purchase or sell real estate, REIT securities, commodities, or oil and gas interests, provided that the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or acquire real estate as a result of ownership of such securities or instruments, and provided further that the fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

Dreyfus Active MidCap Fund. Purchase, hold or deal in commodities or commodity contracts or in real estate, but this shall not prohibit the fund from investing in securities of companies engaged in real estate activities or investments.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs.

Dreyfus Active MidCap Fund. Invest in interests in oil, gas or mineral exploration or development programs.

8. Senior Securities

Dreyfus Select Managers Large Cap Growth Fund and Dreyfus Select Managers Small Cap Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1 and 7 and Nonfundamental Policy No. 3 may be deemed to give rise to a senior security.

Dreyfus AMT-Free Municipal Bond Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1, 7 and Nonfundamental Policies Nos. 3 and 8 may be deemed to give rise to a senior security.

Dreyfus GNMA Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1, 6, 7 and Nonfundamental Policy No. 3 may be deemed to give rise to a senior security.

9. Short Sales

Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Sell securities short or purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Sell securities short or purchase securities on margin.

10. Underwriting

Dreyfus Active MidCap Fund. Act as an underwriter of securities of other issuers.

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

Dreyfus BASIC New Jersey Municipal Money Market Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus New York AMT-Free Municipal Money Market Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

Dreyfus High Yield Municipal Bond Fund. Act as an underwriter of securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus GNMA Fund. Underwrite the securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

11. Investing for Control

Dreyfus Active MidCap Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Invest in companies for the purpose of exercising control.

12. Investment in Other than Municipal Obligations

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined herein and in the fund's prospectus.

Dreyfus New York AMT-Free Municipal Money Market Fund. Purchase securities other than Municipal Bonds and Taxable Investments as those terms herein and in the fund's prospectus.

13. Purchase Securities of Other Investment Companies

Dreyfus Municipal Money Market Fund. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except for the purchase, to the extent permitted by Section 12 of the 1940 Act, of shares of registered unit investment trusts whose assets consist substantially of Municipal Obligations.

Dreyfus BASIC Municipal Money Market Fund. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

Dreyfus New York AMT-Free Municipal Money-Market Fund. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

14. Pledging Assets

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

In addition to the Fundamental Policies described above, the following Fundamental Policies also apply to the Dreyfus Active Midcap Fund:

• Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

• Purchase or retain the securities of any issuer if the officers or board members for the fund or of the Manager who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

• Engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except that the fund (a) may purchase put and call options to the extent that the premiums paid by it on all outstanding options at any one time do not exceed 5% of its total assets and may enter into closing sale transactions with respect to such options and (b) may write and sell covered call option contracts on securities owned by the fund not exceeding 20% of the value of its net assets at the time such option contracts are written. The fund also may purchase call options without regard to the 5% limitation set forth above to enter into closing purchase transactions. In connection with the writing of covered call options, the fund may pledge assets to an extent not greater than 20% of the value of its total assets at the time such options are written.

• Purchase warrants in excess of 2% of net assets. For purposes of this Fundamental Policy, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the fund in units or attached to securities shall not be included within this 2% restriction.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Investing for Control

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Invest in companies for the purpose of exercising control.

Dreyfus High Yield Municipal Bond Fund. Invest in the securities of a company for the purpose of exercising management or control.

2. Margin

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Non-fundamental Policy.

Dreyfus Select Managers Large Cap Growth Fund and Dreyfus Select Managers Small Cap Growth Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Non-fundamental Policy.

3. Pledging Assets

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus New York AMT-Free Municipal Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

Dreyfus New York Tax Exempt Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus California AMT-Free Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure borrowings for temporary or emergency purposes and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus GNMA Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Dreyfus Active MidCap Fund. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options and forward contracts, including those relating to indices, and options on indices.

4. Purchase Securities of Other Investment Companies

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus GNMA Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Bond Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

5. Illiquid Investments

Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus GNMA Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Equity Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the fund's prospectus, and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of the value of the fund's net assets would be so invested.

Dreyfus Municipal Money Market Fund and Dreyfus New York AMT-Free Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

Dreyfus BASIC Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of its net assets would be so invested.

Dreyfus BASIC New Jersey Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature as described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 10% of its net assets would be so invested.

Dreyfus AMT-Free Municipal Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% of its net assets would be so invested.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. Invest more than 15% of its net assets in securities which are illiquid.

6. Short Sales

Dreyfus Municipal Bond Fund. Sell securities short or purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

7. Investment in Other than Municipal Bonds or Obligations

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the fund's prospectus.

Dreyfus BASIC New Jersey Municipal Money Market Fund. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the fund's prospectus.

8. Puts/Calls

Dreyfus AMT-Free Municipal Bond Fund and Dreyfus BASIC New Jersey Municipal Money Market Fund. Purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and SAI.

9. Other

Dreyfus GNMA Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

With respect to Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Bond Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Pennsylvania Municipal Money Market Fund, for purposes of the Fundamental Policy pertaining to industry concentration, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

With respect to the Dreyfus Active Midcap Fund, while not a fundamental policy, the fund will not invest in oil, gas, and other mineral leases, or real estate limited partnerships.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to the funds policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three business days thereafter at least to the extent of such excess.

Dreyfus International Equity Fund, Dreyfus Select Managers Large Cap Growth Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Policies Related to Fund Names

Each of the following funds, under normal circumstances, invests at least 80% of its net assets, plus any borrowings for investment purposes, in the instruments (or other instruments with similar economic characteristics) described below. Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets.

Fund	Investment
Dreyfus Active Midcap Fund	Stocks of midsize companies
Dreyfus AMT-Free Municipal Bond Fund Dreyfus High Yield Municipal Bond Fund Dreyfus Intermediate Municipal Bond Fund Dreyfus Municipal Bond Fund	Municipal Bonds
Dreyfus BASIC Municipal Money Market Fund Dreyfus Municipal Money Market Fund	Municipal Obligations
Dreyfus BASIC New Jersey Municipal Money Market Fund	New Jersey Municipal Obligations
Dreyfus California AMT-Free Municipal Bond Fund	California Municipal Bonds
Dreyfus Connecticut Municipal Money Market Fund	Connecticut Municipal Obligations
Dreyfus GNMA Fund	Ginnie Mae certificates which are guaranteed as to the timely payment of interest and principal by the GNMA

Fund	Investment
Dreyfus International Equity Fund	Equity securities of companies located in foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE®) Index and Canada.
Dreyfus Massachusetts Municipal Money Market Fund	Massachusetts Municipal Obligations
Dreyfus New Jersey Municipal Money Market Fund	New Jersey Municipal Obligations
Dreyfus New York AMT-Free Municipal Money Market Fund Dreyfus New York Tax Exempt Bond Fund	New York Municipal Bonds
Dreyfus Pennsylvania Municipal Money Market Fund	Pennsylvania Municipal Obligations
Dreyfus Select Managers Large Cap Growth Fund	Stocks of large cap companies
Dreyfus Select Managers Small Cap Growth Fund Dreyfus Select Managers Small Cap Value Fund	Stocks of small cap companies
Dreyfus Small Cap Equity Fund	Equity securities of small-cap U.S. companies
Dreyfus U.S. Equity Fund	Equity securities of companies that are located in the U.S.
Global Stock Fund International Stock Fund	Stocks

DIVIDENDS AND DISTRIBUTIONS

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Bond Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Pennsylvania Municipal Money Market Fund

Each fund ordinarily declares dividends from its net investment income on each day the NYSE is open for regular business. The earnings of Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. The earnings of Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund for Saturdays, Sundays and holidays are declared as dividends on the following business day. Dividends usually are paid through the last calendar day of each month for Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund, or the last business day of each month for Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund. Dividends automatically are reinvested in additional shares of the fund from which they were paid at net asset value without a sales load (if applicable) or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund, Dreyfus Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund

Shares begin earning income dividends on the day following the date of purchase.

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund and Dreyfus High Yield Municipal Bond Fund

Shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent. See "Additional Information About How to Buy Shares – Information Pertaining to Purchase Orders – Federal Funds" in Part III of this SAI for more information about Federal Funds.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any), the dates of organization and each fund's subclassification as "diversified" or "non-diversified" under the 1940 Act. The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus Bond Funds, Inc.	Maryland	July 12, 1976
Dreyfus Municipal Bond Fund			Diversified
Dreyfus Connecticut Municipal Money Market Fund, Inc.	Maryland	May 16, 1990	Diversified
Dreyfus Intermediate Municipal Bond Fund, Inc.	Maryland	April 21, 1983	Diversified
Dreyfus Massachusetts Municipal Money Market Fund	Massachusetts	September 12, 1990	Diversified
Dreyfus Municipal Funds, Inc.	Maryland	August 8, 1991
Dreyfus AMT-Free Municipal Bond Fund			Diversified
Dreyfus BASIC Municipal Money Market Fund			Diversified
Dreyfus BASIC New Jersey Municipal Money Market Fund			Diversified
Dreyfus High Yield Municipal Bond Fund			Diversified
Dreyfus Municipal Money Market Fund, Inc.	Maryland	July 30, 1979	Diversified
Dreyfus New Jersey Municipal Money Market Fund, Inc.	Maryland	April 4, 1988	Diversified
Dreyfus New York AMT-Free Municipal Money Market Fund	Massachusetts	February 16, 1987	Diversified
Dreyfus New York Tax Exempt Bond Fund, Inc.	Maryland	April 26, 1983	Diversified
Dreyfus Pennsylvania Municipal Money Market Fund	Massachusetts	May 16, 1990	Diversified
Dreyfus Premier California AMT-Free Municipal Bond, Inc.	Maryland	May 3, 1983
Dreyfus California AMT-Free Municipal Bond Fund			Diversified
Dreyfus Premier GNMA Fund, Inc.	Maryland	January 24, 1985
Dreyfus GNMA Fund			Diversified

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus Stock Funds	Massachusetts	July 24, 1995
Dreyfus International Equity Fund			Diversified
Dreyfus Small Cap Equity Fund			Diversified
Strategic Funds, Inc.	Maryland	December 9, 1983
Dreyfus Active MidCap Fund			Diversified
Dreyfus Conservative Allocation Fund			Diversified
Dreyfus Growth Allocation Fund			Diversified
Dreyfus Moderate Allocation Fund			Diversified
Dreyfus Select Managers Large Cap Growth Fund			Diversified
Dreyfus Select Managers Small Cap Growth Fund			Diversified
Dreyfus Select Managers Small Cap Value Fund			Diversified
Dreyfus U.S. Equity Fund			Diversified
Global Stock Fund			Diversified
International Stock Fund			Diversified

* As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business of other activities were conducted.

EXPENSE LIMITATIONS

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus BASIC New Jersey Municipal Money Market Fund, Dreyfus Connecticut Municipal Money Market Fund, Dreyfus Massachusetts Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus Pennsylvania Municipal Money Market Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

Dreyfus Active MidCap Fund and Dreyfus California AMT-Free Municipal Bond Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of Class A shares of Dreyfus Active MidCap Fund or Class Z shares of Dreyfus California AMT-Free Municipal Bond Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the fund's average net assets attributable to such share class for the fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, reconciled and effected or paid, as the case may be, on a monthly basis.

Dreyfus GNMA Fund and Dreyfus Municipal Bond Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of the fund (Class Z shares only, for Dreyfus GNMA Fund), exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the fund's average net assets for the fiscal year (Class Z shares only, for Dreyfus GNMA Fund), the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis.

Dreyfus Intermediate Municipal Bond Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of a fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of such fund's average net assets for the fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, the excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

California

The following information is a summary of special factors affecting investments in California municipal bonds. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

Economy. California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The State, however, experienced a severe economic recession which began at the end of 2007, from which it is still slowly recovering. Economic indicators show that California's economy was hit harder by the recession than the economies of most other states. Still, signs indicate that economic growth in California began improving during the second half of 2009 and, like the nation, the economic recovery continued in 2011 but appeared to slow at mid-year. For example, personal income increased for the sixth consecutive quarter in the first quarter of 2011. After falling for six consecutive quarters, taxable sales turned around in the second half of 2009 and continued to improve through the first quarter of 2011. The State's unemployment rate reached a high of 12.5% in late 2010. The rate improved thereafter, falling to 11.7% in May 2011, but rose to 12% in July 2011. For comparison, the U.S. unemployment rate at that time was 9.1%.

During the recent recession, the State experienced the most significant economic downturn since the Great Depression of the 1930s. As a result of continuing weakness in the State economy, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a "structural" budget deficit, which was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize. Most recently, however, the State's economy has grown slowly, and the 2011 Budget Act projects continuing growth in the State's major revenue sources from the recession's low point.

The State's housing sector began a meager recovery during 2009 and the early months of 2010 in response to the federal home buyers tax credit. Existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by 10% year-over-year to approximately $300,000. However, the housing market indicators worsened during the middle of 2010 after the expiration of the federal home buyers tax credit. Housing market indicators again appeared to stabilize during the early months of 2011. Additional foreclosures may result from the resetting of interest rates on adjustable rate mortgages through 2012, the commencement of the requirement to begin repayment of principal with interest during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program. The worst of the housing slump, though, was likely reached in 2009. Home building permitting bottomed out early in 2009 and was up 22% year-over-year for 2010, but remained at a very low level—only about 40% of the pre-recession levels. During the first five months of 2011, construction activity made modest gains with new home permitting rising almost 5% from the same months of 2010, and nonresidential construction value up 12%.

Since the beginning of 2010, the nation and California have been gradually recovering from the worst recession since the Great Depression. gradually recovering. National economic output grew as did personal income in both the State and the nation, and job growth resumed. However, because of the magnitude of the economic displacement resulting from the recession, the State continues to face significant financial challenges. There can be no assurances that the State will not continue to face fiscal stress and cash pressures and that such circumstances will not become more difficult, or that other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

Population. The 2010 Census counted 37.3 million residents which represented 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2010, the five-county Los Angeles area accounted for 48% of the State's population, with over 18.7 million residents, and the nine-county San Francisco Bay Area represented nearly 20%, with a population of nearly 7.5 million.

Recent Developments

On August 2, 2011, the President signed the Budget Control Act of 2011 ("BCA"), which requires the federal government to reduce expenditures by over $2 trillion over the next ten years. The discretionary spending cuts from the first phase of the BCA total $25 billion in federal fiscal year 2012, $47 billion in federal fiscal year 2013 and $59 billion in federal fiscal year 2014. Together with reductions in mandatory spending and related debt service reductions, the BCA included total reductions of $917 billion over the ten-year period from 2012-2021. To achieve the remainder of the expenditure reductions, the BCA created a Joint Select Committee on Deficit Reduction that must develop a plan to achieve $1.2 to $1.5 trillion in additional expenditure reductions over this ten-year period. As the specifics of the federal reductions have yet to be identified, a detailed assessment of the effect on the State cannot be fully made.

For July 2011, the State Department of Finance ("DOF") reported that preliminary State General Fund agency cash was $541 million below the 2011 Budget Act forecast of $5.867 billion. This deficit includes $112 million in lower-than-projected corporation taxes and $166 million in lower-than-projected other revenues. The 2011 Budget Act cash flow forecast included a $229 million unallocated revenue increase assumed as part of the overall $4 billion revenue increase. However, the revenue forecast did not allocate this increased amount to individual categories of taxes (i.e., personal income, corporation, sale and use, etc.). For cash flow projection purposes, the $4 billion increase was spread out each month over the fiscal year in a manner roughly reflecting the projected personal income tax collections in each month. However, the DOF expects that the bulk of the additional revenue will be received in the months of December 2011 through June 2012. The budget reduction trigger determination, discussed herein, to be made in December 2011 will be based on new revenue forecasts for Fiscal Year 2011-12 that will be produced later this year. Individual monthly cash receipts early in the fiscal year may not be indicative of the outcome of subsequent revenue forecasts for the full fiscal year.

State Indebtedness and Financing

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including RANs and revenue anticipation warrants ("RAWs"). State agencies and authorities also can issue revenue obligations for which the State General Fund has no liability.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the State General Fund and all debt service on general obligation bonds is paid from the State General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the State General Fund after the application of monies in the State General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of August 1, 2011, the State had outstanding over $79.1 billion aggregate principal amount of long-term general obligation bonds, of which over $71.1 billion was payable primarily from the State General Fund and over $8.0 billion was payable from other revenue sources. As of August 1, 2011, there were unused voter authorizations for the future issuance of approximately $38.4 billion of long-term general obligation bonds. Of this unissued amount, over $1.30 billion is for bonds payable from other revenue sources.

A ballot measure will be submitted to the voters at the Statewide election on November 6, 2012 to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California's water supply systems, drought relief, and groundwater protection. This legislation specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of August 1, 2011, the State had outstanding over $4.84 billion in variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds ("ERBs") described below), representing about 6.1% of the State's total outstanding general obligation bonds as of that date.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $1.57 billion in aggregate principal amount at any time. As of August 1, 2011, $1.29 billion aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Revenue Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-revenue financings are supported by special funds rather than the State General Fund. The State had approximately $9.4 billion State General Fund-supported lease-revenue obligations outstanding as of August 1, 2011. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $12.1 billion authorized and unissued as of August 1, 2011.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the State General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the State General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $59 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the State General Fund outstanding as of June 30, 2011.

Future Issuance Plans. Since 2006, approximately $53.6 billion of new general obligation bonds, $12.1 billion of lease revenue bonds and $1.895 billion of Proposition 1A bonds have been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of State General Fund-supported debt outstanding, from $44.85 billion as of July 1, 2006 to $82.46 billion as of August 1, 2011, while still leaving current authorized and unissued bonds of about $49 billion. In 2009 and 2010, over $35.07 billion of general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold. Although bond issuance in the past two years has been at record levels, the size of future new money general obligation bond sales is expected to decrease as departments work to better utilize existing bond cash balances. The State did not issue any general obligation or lease-revenue bonds in spring of 2011. Based on current projections, approximately $2.3 billion of lease-revenue bonds will be issued in Fiscal Year 2011-12 and $3.2 billion of lease-revenue bonds will be issued in Fiscal Year 2012-13. Although the 2011 Budget Act assumes $1.15 billion of general obligation bonds will be issued in fall of 2011, the actual amount of new issuance will depend on further analysis of departmental spending needs.

With the weakness in State General Fund revenues resulting from the economic downturn and the continued issuance of authorized but unissued new bond sales, the ratio of debt service on general obligation, lease-revenue, and Proposition 1A bonds supported by the State General Fund, to annual State General Fund revenues and transfers can be expected to increase in future years. Based on the revenue estimates used for the 2011 Budget Act, in Fiscal Year 2011-12, the State General Fund debt ratio is estimated to equal approximately 7.7%. The State General Fund debt ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the state's current outstanding general obligation and lease-revenue BABs or the availability of any special funds that may be used to pay a portion of the debt service to help reduce State General Fund costs. For Fiscal Year 2011-12, the total offset for general obligation bond debt service is estimated to equal approximately $1.1 billion.

Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act in February 2009 ("ARRA"), which allowed municipal issuers such as the state to issue "Build America Bonds" ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. Between April 2009 and through December 2010, the State issued a significant amount of BABs, including $13.54 billion of general obligation bonds and $551 million of lease revenue bonds. The BAB subsidy payments from general obligation bonds are State General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. The aggregate amount of the subsidy payments to be received from Fiscal Year 2011-12 through the maturity of these bonds (mostly 20 to 30 years) is approximately $9.0 billion for the general obligation BABs and $309 million for the lease revenue BABs. Federal legislative proposals have been made from time to time which would provide for future issuance of BABs (although at lower subsidy rates), but none have been enacted into law.

The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of August 1, 2011 the State has received all BABs cash subsidy payments to which it has been entitled, without offset.

Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by voters at the Statewide primary election in March 2004. Proposition 57 authorized the issuance of up to $15 billion of ERBs to finance the negative State General Fund reserve balance as of June 30, 2004 and other State General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds. The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds.

Because of the sharp reduction in taxable sales as a result of the current economic recession, the 1/4¢ special sales tax revenues collected from the 1/4¢ tax dedicated to repayment of the ERBs decreased to a level that did not provide adequate coverage above the required debt service amounts. This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time. In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account ("BSA"). As of August 2011, funds from these sources have been used for early retirement of approximately $4.12 billion of bonds during Fiscal Years 2005-06 through 2011-12, including $472 million which was transferred from the BSA in Fiscal Year 2006-07 and $1.023 billion transferred from the BSA in Fiscal Year 2007-08. As of August 1, 2011 a total of $7.42 billion of ERBs has been retired, leaving a principal balance of $6.79 billion.

The Governor suspended each of the Fiscal Years 2008-09, 2009-10, 2010-11 and 2011-12 BSA transfers due to the condition of the State General Fund. Legislation enacted as part of the 2010 Budget Act put a Constitutional amendment on the June 2012 statewide primary election ballot that, if approved, would strengthen the "rainy day" fund created by Proposition 58. Although this proposed amendment would not change the $5 billion limit for ERB payments from the BSA, it is expected to make it more difficult to suspend future BSA payments and, therefore, would likely result in additional BSA related ERB redemptions.

Tobacco Settlement Revenue Bonds. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers (the "PMs") for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. Settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

In 2003, two separate sales of these assets financed with revenue bonds (the "2003 Bonds") produced about $4.75 billion in proceeds which were transferred to the State General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the State General Fund. The back-up State guarantee was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the "2005 Bonds"). The back-up State guarantee now applies to the $3.14 billion of 2005 Bonds.

The MSA provides for a potential reduction to the PMs' payments under specified conditions relating to the loss of market share to non-participating manufacturers ("NPMs"). This potential reduction is called an "NPM adjustment." The State disputes the PMs' right to an NPM adjustment for any year. The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved. Since 2006, the annual amount of revenues received by the State has incurred some level of withholding (ranging from approximately $32.8 million to $62.0 million) based on the PMs' assertion of their right to receive an NPM adjustment. For the first time since the bonds were issued, the reserve funds of each bond are anticipated to be used to make the required debt service interest payment due in December 2011. The draw on the 2005 supplemental reserve funds is anticipated to be $5.3 million, leaving approximately $241 million in the reserve fund for the 2005 Bonds. Further revenues in excess of debt service payments, if any, will be used to replenish the reserve funds of the 2005 Bonds. The State General Fund is not obligated to replenish the reserve funds. In addition, the State Attorney General is pursuing, in a multi-state arbitration, a determination compelling the PMs to pay the full amounts scheduled.

Cash Flow Borrowings and Management. The majority of State General Fund revenues are received in the latter part of the State's fiscal year, whereas State General Fund expenditures occur more evenly throughout the fiscal year. The State's cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. The State has issued RANs in all but one fiscal year since the mid-1980s to partially fund these timing differences. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the State General Fund on their maturity date, subject to the prior application of such money in the State General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified State General Fund reimbursements.

The State started Fiscal Year 2010-11 with State General Fund cash and unused borrowable resources of approximately $8.8 billion, but without an enacted budget, which prevented the State from making payment for many programs which did not have continuing appropriations or constitutionally mandated payment obligations, and payments to a variety of suppliers of goods and services. This allowed the State to conserve its cash resources, and, unlike Fiscal Year 2009-10, no RAWs had to be issued. Once the 2010 Budget Act was enacted, however, the State had to meet all its obligations that had remained unpaid in the absence of valid appropriations during the three months that the State had no approved budget, which totaled approximately $6.7 billion payable from the State General Fund. The requirement that the State make up these payments created cash challenges for October and November 2010. The State responded to these challenges by (1) enactment of a cash management bill accompanying the 2010 Budget Act that allows for short term deferrals of approximately $4.5 billion to help manage the cash flow during that period and (2) by issuing $6.7 billion of RANs on October 28, 2010 in a private placement with multiple financial institutions. The State issued $ 10 billion of RANs to public investors on or about November 23, 2010 which will allow repayment of the RANs from unapplied resources. The State's fiscal officers closely monitored developments throughout the fiscal year and were able to successfully manage the State's cash flow.

As a result of expenditure reductions enacted in March 2011 and improved revenue results, the State entered Fiscal Year 2011-12 in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allowed the State to carry out its normal cash flow borrowing early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the State issued interim RANs of $5.4 billion in late July to provide sufficient cash for the early part of the fiscal year in case developments in the U.S. Congress disrupted the market for the 2011 RANs. These interim RANs, which are scheduled to mature on November 22, 2011, will be paid from unapplied moneys in the State General Fund. Issuance of the 2011 RANs will provide additional cash resources to the State General Fund which are expected to allow early repayment of the interim RANs.

In addition to the 2011 RANs, intra-year cash payment deferrals for Fiscal Year 2010-11 will be used, providing up to $5.7 billion of cash flow relief in certain months. The State will also benefit from $1.7 billion of additional internal borrowable resources from the State Agency Investment Fund. The State's fiscal officers will continue to monitor the daily receipts and disbursements in Fiscal Year 2011-12 as part of its normal cash management, and will develop additional cash solutions if necessary for any unforeseen challenges.

Ratings. The current ratings of the State's general obligation bonds are "A1" from Moody's and "A-" from S&P and Fitch.

State Funds and Expenditures

The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, and effective immediately, the Budget Act (or other appropriation bills and "trailer bills" which are part of a budget package) must be approved by a majority vote of each House of the Legislature. (This was a reduction from a requirement for a two-thirds vote.) The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The State General Fund. The monies of the State are segregated into the State General Fund and over 1,000 other funds, including special, bond and trust funds. The State General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The State General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The State General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with State General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the State General Fund as necessary to meet cash needs of the State General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the State General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the State General Fund any amount necessary to eliminate any deficit in the State General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief. For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the State General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the State General Fund so as to show the total monies then available for State General Fund purposes.

The Budget Stabilization Account. Proposition 58, approved in March 2004, created the BSA. Beginning with Fiscal Year 2006-07, a specified portion of estimated annual State General Fund revenues (reaching a ceiling of 3% by Fiscal Year 2008-09) will be transferred into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced. These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated State General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target. Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs, until a total of $5 billion has been used for that purpose. A total of $1.495 billion of the $5 billion amount has now been allocated for retirement of ERBs.

The 2007, 2008 and 2009 Budget Acts authorized the State to transfer funds from the BSA back into the State General Fund. On January 10, 2008, the Fiscal Year 2007-08 balance of $1.495 billion was transferred from the BSA to the State General Fund. On May 31, 2011, the Governor issued an Executive Order to suspend the September 30, 2011 transfer from the State General Fund to the BSA estimated at $2.7 billion based on the 2011 Budget Act. This transfer suspension was necessary to alleviate the need for additional program cuts. The previous Governor had also suspended the State General Fund transfer to the BSA for Fiscal Years 2010-11 (approximately $2.8 billion), 2009-10 (approximately $2.8 billion), and 2008-09 (approximately $3.0 billion).There are currently no moneys in the BSA.

Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the State General Fund. If State General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the State General Fund. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the State General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. In general, when moneys transferred to the State General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund, interest must be paid on such excess. This provision does not apply to temporary borrowings from the BSA or other accounts within the State General Fund. Enactment of Proposition 22 (discussed herein) prohibits future inter-fund borrowing from certain transportation funds. As of June 30, 2011, there was estimated to be approximately $8.165 billion of loans from the SFEU and other internal sources to the State General Fund.

State Expenditures

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative. The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers. The DOF projects the Appropriations subject to limitation to be approximately $16.175 billion and $16.996 billion under the Appropriations Limit in Fiscal Years 2010-11 and 2011-12, respectively.

Pension Trusts. The principal retirement systems in which the State participates are California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS").

CalPERS administers the Public Employees' Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan. In addition to PERF, CalPERS also administers various other defined benefit plans. As of June 30, 2010, PERF had 1,629,667 active and inactive program members and 513,623 benefit recipients. The projected payroll for State employees covered by PERF for Fiscal Year 2009-10 was approximately $16.3 billion. The State's contribution to CalPERS, through the PERF, has increased from $2.403 billion in Fiscal Year 2005-06 to $3.230 billion in Fiscal Year 2010-11, with an estimated $3.600 billion for Fiscal Year 2011-12. In March 2011, the CalPERS Board reviewed the discount rate assumption as a result of recent changes to the CalPERS asset allocation, and adopted once again the use of a 7.75% discount rate (investment return) assumption.

CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. As of June 30, 2010, the Defined Benefit Program had approximately 1,600 contributing employers, approximately 608,520 active and inactive program members and 243,796 benefit recipients. State contribution to CalSTRS, through STRP, has increased from $500 million in Fiscal Year 2005-06 to $568 million in Fiscal Year 2010-11, with an estimated $653 million for Fiscal Year 2011-12.

CalPERS and CalSTRS have sustained substantial investment losses in recent years and face large unfunded future liabilities. The most recent actuarial valuation of CalPERS, based on data through June 30, 2010, showed an accrued unfunded liability allocable to State employees of $24.1 billion on an actuarial value of assets basis, and $45.2 billion on a market value of assets basis. CalSTRS reported the unfunded accrued liability of its Defined Benefit Program at June 30, 2010 at $56.02 billion on an actuarial value of assets basis, and $79.19 billion on a market value of assets basis. The State also has an unfunded liability relating to retirees' post-employment healthcare benefits which was estimated at $59.9 billion at June 30, 2010, and which continues to increase.

According to CalSTRS, the biggest source of funding of the Defined Benefit Program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added (7.75%, down from 8.0% assumed in previous years), and as described below, a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on the Defined Benefit Program assets (7.75% per year (net of investment and administrative expenses)) and the assumed interest to be paid on refunds of member accounts (6.0% per year) are based in part on an inflation assumption of 3.0% (down from 3.25% assumed in previous years). CalSTRS notes that the reduction in its 2010 investment and inflation assumptions caused the actuarial obligation to increase by $4.38 billion.

In 2010, CalSTRS concluded that its unfunded actuarial obligation will not be amortized over any future period and that the Defined Benefit Program is projected to have its assets depleted in about 30 years. This was primarily due to lower investment returns since 2000, so that future revenue from contributions and appropriations would not be expected to be sufficient, based upon current assets, current revenues and all future experience emerging as assumed. CalSTRS also determined that a supplemental contribution of 0.524% of creditable compensation will be required to be paid by the State beginning in Fiscal Year 2011-12 (commencing with the first quarterly payment due October 1, 2011) because as of June 30, 2010 there was an unfunded actuarial obligation. The 2011 Budget Act included an appropriation related to this statutorily required supplemental contribution.

Welfare System. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system. This Act included provisions to: (i) convert Aid to Families with Dependent

Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal non-citizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. federal authorization for the TANF program was scheduled to extend until at least September 3, 2011.

The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the AFDC and other similar welfare programs effective January 1, 1998. Consistent with federal law, CalWORKs contains time limits on receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. The CalWORKs caseload projections are 587,000 and 590,000 cases in Fiscal Years 2010-11 and 2011-12, respectively. Since CalWORKs' inception in January 1998, however, caseload is projected to have declined by approximately 36%.

As in prior years, California will fail to meet the work participation rate (at least 50% work participation among all families), and as a result, California's required Maintenance of Effort ("MOE") will be 80% of the federal fiscal year 1994 historic expenditures rather than the 75% MOE level California has been required to meet. The 2010 Budget Act reflected an increase of MOE spending by $180 million in Fiscal Year 2010-11, to $2.9 billion, to reflect this penalty. In March 2010, the federal government notified California that it did not meet the 2008 work participation rate requirements and assessed a penalty of $47.7 million. Currently, the State is seeking relief from such penalty based on current economic conditions and/or a corrective action plan. To the extent full or partial relief is not obtained, any penalty would not be assessed in Fiscal Year 2011-12 because the State will seek a corrective action plan. In April 2011, the federal government notified California that it did not meet the 2009 work participation rate requirements and assessed a penalty of $113.6 million. The State is currently disputing that penalty calculation. If the dispute is unsuccessful, the State will seek relief based on the economic climate. If that strategy does not fully waive the penalty, the State could enter into a corrective compliance plan. Because of the lengthy process involved, the federal fiscal year 2009 penalty would not be assessed in Fiscal Year 2011-12.

Nationwide, the ARRA appropriated a combined total of $5 billion for a new TANF Emergency Contingency Fund ("ECF") for federal fiscal years 2009 and 2010. A state can receive an ECF allocation for (i) caseload increases, (ii) increased expenditures for non-recurrent short term benefits, and/or (iii) increased expenditures for subsidized employment. Through the ECF, a state can be reimbursed for 80% of expenditures in a fiscal year that exceed the level of state expenditures in each of these areas. For the two-year period ending September 30, 2010, total State General Fund savings resulting from the ECF are estimated to be over $745 million. The 2011 Budget Act includes a total of $940 million in State General Fund savings.

Health Care. Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. federal law requires Medi-Cal to provide a set of basic services such as doctor visits, hospital inpatient and outpatient care, hospice and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if the State chooses to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. Approximately 4.3 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans. Average monthly caseload in Medi-Cal was 7.52 million in Fiscal Year 2010-11. Caseload is expected to increase in Fiscal Year 2011-12 by approximately 161,474 (2.15%) to 7.68 million people.

Medi-Cal expenditures are estimated to be $54.6 billion ($12.4 billion State General Fund) in Fiscal Year 2010-11 and $45.5 billion ($14.7 billion State General Fund) in Fiscal Year 2011-12. The net increase of $2.3 billion of Medi-Cal expenditures in Fiscal Year 2010-11 is due primarily to base cost increases of about $4.6 billion and savings of $2.3 billion resulting from various program reductions.

Unemployment Insurance. The Unemployment Insurance ("UI") program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker. Due to the high rate of State unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. In May 2011, the State reported that the UI Fund had a deficit of $6.2 billion at the end of 2009 and $9.8 billion at the end of 2010, and projected that, absent changes to the UI Fund financing structure, the UI Fund will have deficits of $11.1 billion at the end of 2011 and $12.7 billion at the end of 2012.

Commencing in January 2009, in accordance with federal law, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments. If the loan is repaid within the federal fiscal year in which it is taken, the State does not have to pay interest on the loan. If the State is unable to repay the loan within the same year it is taken, then the State must pay interest on the borrowed funds. However, the ARRA provides that interest will not begin to accrue until January 1, 2011, and repayment by the State would need to occur by September 30, 2011. Although Congress extended long-term unemployment benefits, efforts to extend the interest waiver beyond December 31, 2010 were unsuccessful. The 2011 Budget Act does not include funding to repay the loan prior to September 2011. Therefore the State General Fund will be required to make an interest only payment of approximately $319.5 million for the period from January 1 through September 30, 2011. The 2011 Budget Act authorizes a $319.5 million loan from the Unemployment Compensation Disability Fund to the State General Fund to pay for the UI interest expense. This loan will be repaid by the State General Fund over the next four fiscal years resulting in a cost of approximately $79.9 million annually beginning in Fiscal Year 2012-13.

Local Governments. The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 480 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the State General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The 2004 Budget Act, related legislation and the enactment of Constitutional Amendment #4 ("Amendment No. 4"), approved by voters in 2004 as Proposition 1A, dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continues without change in the 2010 Budget Act.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A to borrow an amount equal to about 8% of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government operated joint powers agency ("JPA"). The JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 30, 2013. The 2011 Budget Act includes $90.8 million for the interest payments that will be incurred in that fiscal year to be paid from the State General Fund. Proposition 22, however, supersedes Proposition 1A and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. Proposition 1A borrowing incurred as part of the Amended 2009 Budget Act is not affected by Proposition 22.

Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. The State's trial court system will receive approximately $2.8 billion in State resources in Fiscal Year 2010-11 and $2.5 billion in Fiscal Year 2011-12, and $499 million in resources from the counties in each fiscal year. The 2011 Budget Act reflects $367.4 million in State General Fund reductions, a $310.3 million transfer to the State General Fund from the Immediate and Critical Needs Account reflecting expenditure reductions related to a delay in court construction projects, and the reduction of $24.9 million in Fiscal Year 2010-11 for retirement and health care benefits for court employees. The 2011 Budget Act also includes the realignment of $496 million in court security funding to counties as part of the Governor's proposal to realign court security. These costs will be supported by sales tax revenues provided for county sheriffs. The Fiscal Year 2010-11 budget for the trial courts includes $350 million in redevelopment agency tax increment funds to offset State General Fund costs and the Fiscal Year 2011-12 budget includes an offset of $41 million from excess property taxes from county offices of education. In addition, legislation enacted in 2008 provides California's court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease revenue bonds. Additional legislative authorization is required prior to the issuance of such lease revenue bonds.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of State General Fund revenues. Any amount not funded by local property taxes is funded by the State General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of State General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the State General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 38.6% to account for a subsequent redirection of local property taxes that directly affected the share of State General Fund revenues to schools. Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers are expected for Fiscal Year 2010-11 or 2011-12.

The 2010 Budget Act suspended the Proposition 98 Guarantee by $4.1 billion in Fiscal Year 2010-11. The suspension reduced the Proposition 98 Guarantee from the estimated minimum funding level of $53.8 billion down to a funded level of $49.4 billion, reflecting an additional veto reduction of $256 million. The State General Fund share was $36.2 billion. Per the Proposition 98 constitutional formula, the $4.1 billion owed was added to the outstanding maintenance factor balance and will be repaid over multiple years. The 2010 Budget Act also included $300 million in settle-up payments that do not count towards the Fiscal Year 2010-11 Guarantee but reduce the settle-up owed at the end of Fiscal Year 2009-10 by a like amount. In total, the Fiscal Year 2010-11 funding was $49.4 billion, down slightly from $49.5 billion in Fiscal Year 2009-10, excluding settle-up payments. The 2011 Budget Act fully funds the Fiscal Year 2011-12 Proposition 98 Guarantee at $48.7 billion, of which $32.9 billion is from the State General Fund.

In 2004, legislation suspended the Proposition 98 guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion. That estimate, however, has been increased by an additional $1.6 billion due to subsequent revenue growth in the State General Fund. This suspended amount is added to the existing maintenance factor. This funding, along with approximately $1.1 billion in Fiscal Year 2005-06 was the subject of a lawsuit, which has recently been settled. The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in Fiscal Year 2007-08 with a $300 million payment, followed by annual payments of $450 million beginning in Fiscal Year 2008-09 until it is paid in full. Due to the State's severe revenue decline, the Amended 2009 Budget Act suspended this payment for Fiscal Year 2009-10. The 2010 Budget Act restarts the annual settlement payments by providing $30 million for Fiscal Year 2009-10 and $420 million for Fiscal Year 2010-11, a total of $450 million.

Appropriations for Fiscal Years 1995-96, 1996-97, 2002-03 and 2003-04 are estimated cumulatively to be $1.4 billion below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in Fiscal

Year 2006-07, to repay prior year Proposition 98 obligations. The current estimate of the remaining obligation is $1.5 billion. The 2005 Budget Act funded $16.8 million toward these settle-up obligations, which reduced the first Fiscal Year 2006-07 settle-up appropriation, from $150 million to $133.2 million. The 2006 Budget Act included this appropriation along with a $150 million prepayment of the Fiscal Year 2007-08 allocation. Legislation related to the 2008 Budget Act suspends the Fiscal Year 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008 Budget Act is $1.1 billion. The February 2009 budget package used the $1.1 billion to pay for school district revenue limit costs in Fiscal Year 2008-09. The Amended 2009 Budget Act has further clarified that Proposition 98 appropriations for Fiscal Year 2006-07 are $212 million below the amounts required by the Proposition 98 minimum guarantee. This amount should be appropriated by the Legislature beginning in Fiscal Year 2014-15. The final amount of settle-up owed for Fiscal Years 2009- 10 and 2010-11 is unknown until the Proposition 98 guarantee factors for that year are certified, usually a few years after the close of the fiscal year.

Constraints on the Budget Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets. More recently, a new series of Constitutional amendments have affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition IA, approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. These, and other recent Constitutional amendments, including two initiative measures approved in November 2010 that affect the budget process, are described below.

Proposition 58 (Balanced Budget Amendment). Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the State General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Proposition 58 requires that a special reserve (the BSA) be established in the State General Fund. The BSA will be funded by annual transfers of specified amounts from the State General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of RANs or RAWs currently used by the State or inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004). Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to Fiscal Year 2004-05 over a term of years. The 2010 Budget Act defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $900 million. The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that was be used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs.

Proposition 49 (After School Education Funding). An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools. This increase was first triggered in Fiscal Year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum-funding guarantee for K-14 education and can only be reduced in certain low revenue years.

Transportation Financing (Proposition IA of 2006). On November 7, 2006, voters approved Proposition IA to protect Proposition 42 transportation funds from any further suspensions. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such suspension occurs, the amount owed by the State General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. The Budget Acts for Fiscal Years 2006-07, 2007-08, 2008-09, 2009-10 and 2010-11 all fully funded the Proposition 42 transfer and partially repaid two earlier suspensions (in Fiscal Years 2003-04 and 2004-05). However, the 2011 Budget Act still includes $83 million to repay a portion of past suspensions.

Local Government Funds (Proposition 22 of 2010). Proposition 22 supersedes some parts of Proposition 1A, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and also prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 also supersedes Proposition IA in that it prohibits the State from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed. Passage of this measure eliminates an estimated $850 million in State General Fund relief in Fiscal Year 2010-11, an amount which would have grown to over $1 billion by Fiscal Year 2013-14. The inability of the State to borrow or redirect property tax or redevelopment funds will reduce the State's flexibility in reaching budget solutions in the future. The State has used these actions for several billion dollars of solutions in some recent years.

Increases in Taxes or Fees (Proposition 26 of 2010). This ballot measure revises provisions in the State's Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote. Passage of this measure is expected to have the same impact on transportation related taxes as Proposition 22.

Proposed Strengthening of Reserve Funds. California's chronic budget crises have been driven by growing State spending commitments funded by temporary spikes in revenues. When revenues return to their normal trend – or drop precipitously, as had been the case in the recent recession – the higher spending base cannot be sustained, and dramatic cuts to programs and/or tax increases have sometimes been required. To help avoid these types of budget cycles in the future, a constitutional amendment will be placed before voters at the June 2012 presidential primary election. If approved by the voters, this measure would place a limit on State spending if revenues in any fiscal year exceed a specified cap, by requiring such unanticipated revenues (after required payment of Proposition 98 obligations) to be spent only on designated purposes such as deposits to the budget reserve fund, repayment of existing debts or capital investment in infrastructure. The measure would also strengthen existing law providing for annual deposits to the budget reserve fund, would increase the maximum size of the reserve fund from $8 billion to an amount equal to 10% of State General Fund revenues, and would tighten the rules by which moneys can be transferred from the budget reserve fund.

Sources of Tax Revenue

The severe economic downturn resulted in State General Fund revenues in Fiscal Year 2009-10 falling by approximately 16% from their peak in Fiscal Year 2007-08. The State is currently emerging from the recession, and although the level of unemployment is still very high, economic growth is rebounding. As a result, estimated State General Fund revenues in Fiscal Year 2010-11 ($94.2 billion) were expected to rebound by approximately 8.4% above the depressed Fiscal Year 2009-10 levels. Future revenues will be affected by the expiration after Fiscal Year 2010-11 of temporary tax increases enacted in Fiscal Year 2009-10, which represented about $7 billion in receipts, as well as the expiration of certain one-time revenues which were obtained in Fiscal Years 2009-10 and 2010-11.

The 2009 Budget Act included several major changes in State General Fund revenues, include certain tax law changes intended to increase tax compliance and accelerate some revenues. As part of the 2009 Budget Act, the following tax and fee increases were adopted: (i) the State General Fund sales and use tax rate was temporarily increased by 1 cent, from 5% to 6%. This tax increase was in effect through June 30, 2011 and was expected to generate additional sales tax revenues of $4.299 billion in Fiscal Year 2009-10 and $4.223 billion in Fiscal Year 2010-11; (ii) VLF rates were temporarily increased from 0.65% to 1.15% with 0.35% going to the State General Fund. This increase remained in effect through June 30, 2011 and was expected to generate additional revenues of approximately $1.386 billion in Fiscal Year 2009-10 and $1.472 billion in Fiscal Year 2010-11; (iii) a temporary addition of 0.25% to each personal income tax rate for tax years 2009 and 2010, which was expected to generate approximately $2.707 billion of additional State General Fund revenues in Fiscal Year 2009-10 and $1.073 billion in Fiscal Year 2010-11; and (iv) a temporary reduction in the income tax exemption credit for dependents to the amount provided for the personal credit for tax years 2009 and 2010 from $309 to $99 (tax year 2008 values), which was expected to generate approximately $1.429 billion of additional State General Fund revenues in Fiscal Year 2009-10 and $700 million in Fiscal Year 2010-11.

Enactment of Proposition 26 on November 2, 2010 will make it more difficult in the future for the State to raise fees and change taxes.

Personal Income Tax. The California personal income tax, which accounted for 51.5% of State General Fund tax revenues in Fiscal Year 2009-10, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% (1.25% to 9.55% for tax years 2009 and 2010) that are adjusted annually based on the change in the Consumer Price Index. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"). The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers paid 36.9% of the total personal income tax in the 2009 tax year. A proposal to add a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate (9.55% for tax years 2009 and 2010), became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand mental health programs. The 2011 Budget Act projects that personal income taxes will account for 52.8% of State General Fund revenues and transfers in Fiscal Year 2010-11 and 57.0% in Fiscal Year 2011-12.

Taxes on capital gains, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for 14.8% of State General Fund revenues and transfers in Fiscal Year 2009-10. The 2011 Budget Act projects that capital gains will account for 4.4% of State General Fund revenues and transfers in Fiscal Year 2010-11 and 6.8% in Fiscal Year 2011-12.

Sales and Use Tax. The sales and use tax, which accounted for 30.7% of State General Fund tax revenues in Fiscal Year 2009-10, is imposed upon retailers and consumers for the privilege of selling and using tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. The 2011 Budget Act projects that sales and use taxes will account for 28.6% of State General Fund revenues and transfers in Fiscal Year 2010-11 and 21.5% in Fiscal Year 2011-12.

As of July 1, 2011, the breakdown of the base State and local sales tax rate of 7.25% is as follows: 3 15/16% is imposed as a State General Fund tax; 1 1/16% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

Existing law provides that 0.25% of the basic State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the State General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year. The DOF estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2011.

Corporation Tax. Corporation tax revenues, which accounted for 10.5% of State General Fund tax revenues in Fiscal Year 2009-10, are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 2.8% of revenues (the constitutionality of these fees is currently being challenged in one pending litigation). The 2011 Budget Act projects that corporation tax revenues will account for 10.5% of State General Fund revenues and transfers in Fiscal Year 2010-11 and 10.2% in Fiscal Year 2011-12.

As part of the 2009 Budget Act, the Legislature adopted certain additional tax benefits for corporations, affecting carryover of losses, sharing tax credits among affiliates, and changes to the unitary tax calculations for multinational corporations, all of which are to become effective in 2011 or later.

Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

The State Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $405 million spread over several years; the impact was $15 million in Fiscal Year 2008-09, $0 million in Fiscal Year 2009-10, $2 million in Fiscal Year 2010-11 and is estimated to be $239 million in Fiscal Year 2011-12 and $149 million in Fiscal Year 2012-13.

Other Taxes. Other State General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees. The California estate tax is based on the State death tax credit allowed against the federal estate tax, and is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phased out the federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminated it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax was scheduled to be reinstated along with the state's estate tax. The Federal Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, however, made changes to the estate tax for 2011 and 2012. One of those changes was an extension of the elimination of the State estate tax credit, which had been in effect since 2005.

Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees are projected to account for approximately 34% of all special fund revenues in Fiscal Year 2011-12. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. In Fiscal Year 2011-12, $11.3 billion is projected to come from the ownership or operation of motor vehicles. About $3.9 billion of this revenue is projected to be returned to local governments. The remainder will be available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999. The State's excise tax proceeds are earmarked for early childhood development, education, health, research and other programs.

American Recovery and Reinvestment Act. The ARRA provides approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The stimulus bill provides about $330 billion in aid to states, about $170 billion for federal projects and non-state aid, and about $287 billion of tax relief. The State estimates ARRA will have an $85.5 billion effect in California, including $55.2 billion in aid and an additional $30.2 billion in tax relief. As of March 31, 2011, the State has been awarded $768 million for labor and workforce development, $10.7 billion for education, $6.65 billion investment for transportation infrastructure, $3.0 billion for energy, $2.17 billion for science and technology, $1.7 billion for water and environment, $1.1 billion for housing, $673 million for public safety, $344 million investment for health and human services and $1.79 billion for other projects.

State Economy and Finances

Following a half decade of strong economic and revenue growth in the late 1990s and into 2000, during Fiscal Year 2001-02, as the State and national economies feel into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues largely due to reduced personal income taxes from stock options and capital gains activity. During Fiscal Years 2001-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The State's economy rebounded strong during Fiscal Years 2004-2007, with the result that State General Fund revenues were substantially higher in each year than had been projected at the start of the year. This allowed the budgets in those years to end with substantial positive balances. The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowings and one-time measures such as securitization of tobacco settlement revenues and sale of ERBs to produce balanced budgets.

During Fiscal Year 2007-08, the State faced a number of issues that affected the State General Fund, including (i) deterioration of revenues primarily as a result of weaker economic conditions; (ii) reduction in reserves by $500 million as a result of an adverse court ruling involving delayed payments to the State Teachers' Retirement Fund; and (iii) higher than expected Proposition 98 spending. Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions. It was projected that the State would end Fiscal Year 2007-08 with a total reserve of $858.5 million, compared with the original estimate of $4.1 billion in the 2007 Budget Act. Subsequent projections estimated a total reserve at June 30, 2008 of $3.113 billion. Legislation was adopted at a fiscal emergency special session to reduce expenditures in Fiscal Year 2007-08 and lower certain base expenditures for Fiscal Year 2008-09, which resulted in $4.3 billion of budget solutions for Fiscal Year 2007-08 and $2.7 billion of budget solutions in Fiscal Year 2008-09.

The 2008 Budget Act, combined with actions taken during the fiscal emergency legislative session, resolved the $17.3 billion budget deficit and was projected to provide a modest reserve of $1.7 billion, but projected a deficit of $1 billion for Fiscal Year 2009-10. Since the enactment of the 2008 Budget Act, however, economic conditions in the State worsened considerably. As a result of a dramatic decline in State General Fund revenues and the emergence of a $41.6 billion combined current and budget year State General Fund gap, the Governor called three special sessions of the Legislature on November 6, December 1, and December 19, 2008 to take actions on various budget items in order to reduce expenditures in Fiscal Year 2008-09 and address the State's cash shortage.

2009 Budget Act. The State's budget for Fiscal Year 2009-10 was enacted in an unusual sequence. Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, amendments to the 2008 Budget Act were enacted along with, more than four months early, a full budget act for Fiscal Year 2009-10 (the "Initial 2009 Budget Act"). The State enacted $36 billion in solutions to what was then estimated to be a $42 billion State General Fund budget gap for Fiscal Years 2008-09 and 2009-10. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009. These measures were all rejected by the voters.

As the recession deepened throughout the spring of 2009, revenues continued to erode and the budget again had fallen out of balance. On July 1, 2009 the Governor declared a fiscal emergency and called a special session of the Legislature to solve the growing $24.3 billion deficit. The Legislature passed on July 24, 2009, and the Governor signed on July 28, 2009 the Amended 2009 Budget Act. The prior year's resources available balance in the Amended 2009 Budget Act reflected a net increase of $72 million for Fiscal Year 2008-09 since the 2008 Budget Act. Under the Amended 2009 Budget Act, State General Fund revenues and transfers were projected to increase 6.4%, from a revised $84.1 billion in Fiscal Year 2008-09 to $89.5 billion in Fiscal Year 2009-10. The Amended 2009 Budget Act contained State General Fund appropriations of $84.6 billion in Fiscal Year 2009-10, compared to $91.5 billion in Fiscal Year 2008-09, a 7.5% decrease. As of the 2011-12 Governor's Budget, the actual reserve on June 30, 2010 was negative $6.113 billion, compared to a projected positive balance of $500 million when the Amended 2009 Budget Act was adopted.

The Amended 2009 Budget Act contained the following major State General Fund components:

1. Addressing the Deficit. The $60 billion in budget solutions adopted for Fiscal Years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) were wide-ranging and touched all three of the State's major revenue sources (personal income taxes, corporation taxes and sales and use taxes). Spending cuts were implemented in virtually every State program that received State General Fund support. The budget solutions included spending reductions of $31 billion and also included an estimated receipt of $8 billion of federal stimulus funds. Additional solutions included $12.5 billion of tax increases and $8.4 billion of other solutions.

2. Federal Stimulus. The Amended 2009 Budget Act assumed the receipt of at least $8 billion from the ARRA to offset State General Fund expenditures in Fiscal Years 2008-09 and 2009-10.

3. Proposition 98. The Proposition 98 Guarantee for Fiscal Year 2009-10 was projected to be $50.4 billion, of which $35 billion was the State General Fund portion. Currently, the Proposition 98 guarantee for Fiscal Year 2009-10 is projected to be $49.9 billion, of which $34.7 billion is the State General Fund portion.

4. K-12 and Higher Education. The Amended 2009 Budget Act included $50.4 billion for K-12 education programs for Fiscal Year 2009-10 of which $35 billion was funded from the State General Fund. The Amended 2009 Budget Act reflects a total funding of $20.9 billion, including $12.6 billion State General Fund and Proposition 98 sources for all major segments of Higher Education.

5. Health and Human Services. The Amended 2009 Budget Act includes $24.8 billion in non-Proposition 98 State General Fund expenditures for Health and Human Service Programs for Fiscal Year 2009-10. Due to the State's severe fiscal shortfall, the Amended 2009 Budget Act included $5.8 billion in proposed State General Fund expenditure reductions in Health and Human Services programs in Fiscal Year 2009-10.

6. Transportation Funding. The Amended 2009 Budget Act included $1.441 billion of State General Fund expenditures to fully fund local transportation programs in Fiscal Year 2009-10. Additionally, the Amended 2009 Budget Act directed $1.015 billion of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the State General Fund such as debt service on transit bonds and other transportation programs. Of this amount, approximately $878 million was for uses substantially similar to those that were the subject of litigation related to the 2008 Budget Act (Shaw v. Chiang), which resulted in the judicial invalidation of the use of those funds as appropriated. Fuel excise tax revenues will be used to offset highway bond debt service thus providing increasing State General Fund relief beginning in Fiscal Year 2009-10 and growing in future years. Remaining Public Transportation Account funds and new diesel sales tax revenues were used to offset transit bond debt service allowable under the court ruling in Fiscal Years 2009-10 and 2010-11. After these two fiscal years, the statute provides for no further use of Public Transportation Account for debt service offset.

Additionally, $650 million of excise tax proceeds available from this legislation in Fiscal Year 2010-11 was proposed to be loaned to the State General Fund and repaid in three years. The 2010 Budget Act assumes fuel excise tax revenues will be used to offset highway bond debt service, providing $491 million of State General Fund relief in Fiscal Year 2010-11. Additionally, $225 million of Public Transportation Account funds and diesel sales tax revenues will be used to offset transit bond debt service allowable under the court ruling. All of these actions are apparently prohibited by enactment of Proposition 22, although fund transfers which took place prior to November 3, 2010 are not affected. Of the amounts of State General Fund solutions above, at least $850 million are not expected to be realized in Fiscal Year 2010-11.

Events after adoption of the Amended 2009 Budget Act, the State ended Fiscal Year 2009-10 with $87.0 billion in State General Fund revenues and transfers (compared to $89.5 billion projected in the Amended 2009 Budget Act) and expenditures of $87.5 billion (compared to $84.6 billion projected).

2010 Budget Act. The 2010 Budget Act projected revenues and transfers to the State General Fund of $94.2 billion, with expenditures of $86.6 billion, leaving a balance on June 30, 2011 (after taking into account the negative beginning fund balance from June 30, 2010 of $6.3 billion) of $1.3 billion. An estimated $19.3 billion budget gap was resolved with a combination of expenditure reductions (44%), federal funds (28%) and various other one-time receipts, loans and other solutions (28%). The 2010 Budget Act also included special fund expenditures of $30.9 billion and Bond Fund expenditures of $7.9 billion. Proposition 22 prohibited the operation of certain parts of the 2010 Budget Act, with a negative effect of an estimated $850 million on the then-current fiscal year and increased effects on future years. The State projected that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expire at the end of the Fiscal Year 2010-11.

The 2010 Budget Act had the following significant State General Fund components:

1. Health and Human Services. State General Fund expenditures were proposed to decrease by $853 million. Some of the largest reductions included decreases of (i) $187.1 to the Department of Health Care Services by enrolling seniors and people with disabilities in managed care plans and deferring some payments, (ii) $365.7 million to the Department of Social Services from advances in TANF grants, (iii) $300 million to the Department of Social Services in funding for in-home services due to assumed additional federal funds and (iv) a 3.6% across-the-board program reduction in assessed hours, and a reduced estimate of caseload volume

2. Corrections and Rehabilitation. A decrease of $820 million to the budget for the Medical Services Program implemented by the court-appointed Receiver for the State's prison system to reduce per-inmate medical costs to a level comparable to other states' correctional health-care programs, and a decrease of $200 million from projected reduction of inmate population.

3. Proposition 98. A decrease of $4.1 billion due to suspension of the Proposition 98 guarantee for education funding. Even with the suspension, the guaranteed funding level for K-14 education remains the same as in the prior year, and is higher with federal funding increases.

4. General Government. A reduction of $1.6 billion in State employee compensation through collective bargaining agreements and other administrative actions. A reduction of $449.6 million through a 5% workforce reduction and $130 million in associated operating expense and equipment savings. A one-time reduction of $365 million by suspending most State mandates not related to elections, law enforcement, and property taxes.

2011-2012 Governor's Budget. The 2011-12 Governor's Budget projected that Fiscal Year 2010-11 would end with an $8.2 billion deficit, compared to the assumption of a $1.5 billion budget reserve balance in the 2010 Budget Act. Among the reasons for this change were failure to obtain as much federal assistance as had been anticipated, and other budget solutions which failed to materialize. Looking toward the combined two-year period of Fiscal Years 2010-11 and 2011-12, the 2011-12 Governor's Budget projected a budget gap of about $25.4 billion which had to be addressed, and which would leave a budget reserve at June 30, 2012 of about $950 million.

The 2011-12 Governor's Budget solutions had several major components, including: (i) expenditure reductions totaling about $12.5 billion, some of which were planned to be accomplished by replacing State General Fund resources with other moneys and the elimination of redevelopment agencies; (ii) a five-year extension of temporary increases in personal income taxes, sales and use taxes and vehicle license fees and a reduction in dependent exclusions from personal income taxes, totaling $14 billion (these temporary surcharges had been enacted in 2009 and were scheduled to expire June 30, 2011); and (iii) a permanent realignment of certain State functions to local governments, which was to be financed for the first five years by dedication of certain of the above tax extensions.

Intensive negotiations between Legislative leaders and the Governor in the period immediately following release of the 2011-12 Governor's Budget resulted in partial adoption of the Governor's proposals. By mid-March, the Legislature had enacted, largely by majority vote, a series of bills adopting substantial and permanent expenditure reductions and other solutions totaling about $13 billion. Most of these bills were signed by the Governor at the time. Most significantly, there was no agreement to place the tax extensions proposed by the Governor on the June ballot. Therefore, as the entire budget gap was not closed, no final budget package was adopted in March.

On May 16, 2011, the Governor released the May Revision to his proposed 2011-12 Budget. At that time, the Governor estimated that the remaining budget gap to be closed had been reduced from $25.4 billion to $9.6 billion, plus a target for a $1.2 billion reserve at the end of Fiscal Year 2011-12, so that $10.8 billion in solutions still had to be enacted. The main reasons for the reduced budget gap were enactment of about $13 billion of solutions in March and more favorable revenue estimates, totaling approximately $6.6 billion. The Governor made certain modifications to his budget proposals from January, but continued to seek an early ballot measure to extend the expiring tax surcharges, although this proposal was reduced somewhat in light of the newly improved revenue projections. Following release of the 2011-12 May Revision, the Legislature and Governor continued to be unable to reach agreements which required a two-thirds vote, particularly any actions leading to extension of the tax surcharges. On June 15, 2011, the Legislature by majority vote adopted a budget bill, which was vetoed the next day by the Governor vetoed this bill the next day.

By the end of June, preliminary cash results for the State General Fund's main tax sources for May and part of June were ahead of the 2011-12 May Revision projections. The additional revenues for May and June were estimated at $1.2 billion. The Legislature and DOF agreed that if the trend of better-than-projected revenues continued, about $4 billion of additional revenue could be received for Fiscal Year 2011-12. The combined $5.2 billion of additional revenues above the 2011-12 May Revision projection was enough to close the remaining budget gap. However, a "trigger mechanism" (described below) was included in the 2011 Budget Act to reduce spending automatically if an updated forecast of full-year revenues in mid-December 2011 showed that there would be at least a $1 billion shortfall compared to the 2011 Budget Act estimate.

2011 Budget Act. The 2011 Budget Act, enacted on June 30, 2011, projects that the State will end Fiscal Year 2011-12 with a $543 million State General Fund reserve. State General Fund revenues and transfers for Fiscal Year 2011-12 are projected at $88.5 billion, a reduction of $6.3 billion compared with Fiscal Year 2010-11. State General Fund expenditures for Fiscal Year 2011-12 are projected at $85.9 billion, a reduction of $5.5 billion compared to the prior year. The 2011 Budget Act also includes special fund expenditures of $34.2 billion and bond fund expenditures of $9.4 billion.

The estimated State General Fund revenue reflects a combination of factors, including expiration of temporary taxes and surcharges (which totaled approximately $7.1 billion in Fiscal Year 2010-11) and transfer of about 1.0% of the State sales tax rate to local governments. Offsetting these reductions was improved revenue estimates for the remaining State tax sources. Expenditures reflected increases needed to offset the termination of federal stimulus funding under the ARRA, which supported about $4.2 billion of State General Fund programs in Fiscal Year 2010-11. The 2011 Budget Act closed a projected budget gap of $26.6 billion over the two Fiscal Years 2010-11 and 2011-12, for a total of $27.2 billion in solutions (including a combination of expenditure reductions, additional revenues, and other solutions) and improved revenue results for the State's tax base.

In addition to the major solutions described above, the 2011 Budget Act contains the following major State General Fund components:

1. Proposition 98. The Proposition 98 guarantee for Fiscal Year 2011-12 is $48.7 billion, of which $32.9 billion is funded from State General Fund. The Proposition 98 guarantee was not suspended for Fiscal Year 2011-12. Transferring 1.0625% of the State sales tax to local governments as part of the realignment legislation reduced the Proposition 98 guarantee by $2.1 billion in Fiscal Year 2011-12. Other budget legislation would protect K-14 schools from this reduction by seeking a future ballot measure to provide additional funding.

2. K-12 Education. A total of $35.8 billion for K-12 education programs for Fiscal Year 2011-12, of which $34.3 billion is funded from the State General Fund. The remaining funds include special and bond funds.

3. Higher Education. Total funding of $11.1 billion, including $10.2 billion from the State General Fund and Proposition 98 sources, for all major segments of Higher Education. The remaining funds include special and bond funds.

4. Health and Human Services. Total funding of $37.1 billion, including $23 billion from the State General Fund, for Health and Human Services programs. The remaining funds include special and bond funds.

5. Prison Funding. Total funding of $9.8 billion from the State General Fund for the California Department of Corrections and Rehabilitation.

6. Redevelopment Agencies. Legislation enacted as part of the 2011 Budget Act eliminates redevelopment agencies but optionally allows them to continue in existence if their sponsoring entity pays a fee to local schools and certain special districts. For those redevelopment agencies that are dissolved, the property tax increment they would have received, after payment of redevelopment debt obligations, will be paid to local agencies and school districts according to their base property tax allocations. The 2011 Budget Act reflects an allocation of $1.7 billion of these funds to offset K-14 Proposition 98 State General Fund expenditures in Fiscal Year 2011-12. It is uncertain at this time which local agencies will choose to participate in the alternative redevelopment program and which redevelopment agencies will dissolve. If most agencies dissolve, the maximum amount of property tax that would flow to schools and offset State General Fund costs in Fiscal Year 2011-12 would be approximately $1.1 billion, but this funding level would continue and eventually grow in future years and continue to offset State

General Fund Proposition 98 costs. If most agencies participate in the alternative program, the one-time offset of State General Fund costs is estimated to be $1.7 billion in Fiscal Year 2011- 12.

7. Realigning Services to Local Governments. The 2011 Budget Act includes a major realignment of public safety programs from the State to local governments. The implementation of the Community Corrections Grant Program will move lower-level offenders from State prisons to counties and reduce the number of parole violators in the State's prisons. Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services. The 2011 Budget Act funds the $5.6 billion realignment using two fund sources: (1) the dedication of 1.0625 cents of the existing State sales tax rate ($5.1 billion) and (2) the redirection of vehicle license fee revenues ($453.4 million). As a result of the realignment, the State expects State General Fund savings from the realigned programs to be about $2.6 billion in Fiscal Year 2011-12 (primarily from a reduction in the Proposition 98 guarantee).

The 2011 Budget Act recognizes the potential risk to the State's fiscal condition if the projected revenues do not materialize by including a "trigger mechanism" to provide certain automatic expenditure reductions if subsequent Fiscal Year 2011-12 revenue projections are more than $1 billion lower than projected under the 2011 Budget Act. The first step in this process will be a determination by the DOF by December 15, 2011 forecasting whether revenues will meet the 2011 Budget Act projections. If revenues are projected to fall short of expectations by an amount between $1 billion and $2 billion (first "tier"), a fixed amount of $601 million in cuts to higher education, health and human services, and public safety would be implemented beginning in January 2012. If revenues are projected to fall short by more than $2 billion (second "tier"), additional cuts would occur. A fixed amount totaling $320 million in cuts would come from eliminating the home-to-school transportation program and reducing community college apportionments. Up to an additional $1.5 billion in cuts would come from shortening the school year by up to seven days, but this cut would be done on a proportionate scale of approximately seventy-five cents in reduction for every dollar of revenue that does not materialize past the $2 billion threshold, up to a maximum of approximately $1.5 billion in reductions. As noted, once the $1 billion or $2 billion dollar shortfall tiers are reached, the entire trigger reduction for each tier is made (not proportionate), except for shortening of the school year.

Under the legislation, the maximum of $2.5 billion of trigger reductions would not be equal to the full amount of a possible maximum projected revenue shortfall. Absent other offsetting factors or other corrective actions, the remaining shortfall (including any identified shortfall of less than $1 billion) would be paid by the State General Fund reserve or carried over to Fiscal Year 2012-13.

Litigation

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Budget Related Litigation. In Robles-Wong, et al. v. State of California plaintiffs challenge the constitutionality of the State's "education finance system." Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators and the California School Boards Association, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. It is currently unknown what the fiscal impact of this matter might be upon the State General Fund. In a related matter, Campaign for Quality Education et al. v. State of California, plaintiffs also challenge the constitutionality of the State's education finance system. The court issued a ruling that there was no constitutional right to a particular level of school funding. The court allowed plaintiffs to amend their complaint with respect to alleged violation of plaintiffs' right to equal protection.

In California School Boards Association v. State of California, the plaintiff, alleges, among other things, that two budget trailer bills enacted in October 2010 as part of the 2010-11 Budget violate the California Constitution provision which requires that a statute embrace one subject expressed in its title. Specifically, plaintiff alleges that State Law entitled "State government" and State Law entitled "Education finance" are comprehensive bills containing dozens of sections, including appropriations, amendments, and new laws that are not expressed in their titles. One provision contains a $340 million reduction in an education appropriation, approximately $5 billion in payments deferred to next fiscal year, and hundreds of millions of dollars in reversions to the general fund. If the court declares the provision as unconstitutional, these fiscal provisions may be declared void.

The 2011 Budget Act and related legislation provided $1.7 billion in reduced State General Fund school expenditures to be facilitated by payments from communities with redevelopment agencies. Related legislation initially restricts redevelopment agency actions to create new debt and then dissolves them. Under the legislation, communities have until October to opt into the payments under the 2011 Budget Act, or the redevelopment agencies will become subject to dissolution. On July 18, 2011, California Redevelopment Association et al. v. Ana Matosantos, et al. was filed in the California Supreme Court. The plaintiffs requested the court to nullify this legislation and to stay the effectiveness of two related bills. Both the State and the plaintiff requested the California Supreme Court take the case and hear it on an expedited basis. On August 11, 2011, the California Supreme Court agreed to hear the case and agreed to an expedited process designed to provide a decision by January 15, 2012. The California Supreme Court also issued an order granting a stay of the relevant provisions of the two bills. The expedited schedule for a decision preserves the potential for the budget solution to be achieved in this fiscal year.

Petitioners in California Redevelopment Association, et al. v. Genest, et al., also challenge the constitutionality of the legislation requiring local redevelopment agencies to remit a total of $1.7 billion in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11 to county education funds. Petitioners are asking the trial court to enjoin implementation of the legislation. A second case, County of Los Angeles, et al. v. Genest, et al., challenging the constitutionality of this legislation and seeking to enjoin its implementation has been filed by seven counties. The trial court denied the petitions in both matters, and petitioners in the California Redevelopment Association matter appealed. The appellate court denied petitioners' request for a stay pending resolution of the appeal.

In several cases, petitioners challenge the Governor's executive orders directing the furlough without pay of State employees. The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010. The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010. On July 28, 2010, the Governor issued a new executive order requiring furloughs for three days per month beginning August 1, 2010, until a new budget was adopted and the State determined that it had sufficient cash flow to pay for essential services. On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor's December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the revisions to the 2008 Budget Act. (Professional Engineers in California Government ("PECG"), et al. v. Schwarzenegger, et al.) The ruling affirmed a judgment rendered by the trial court in these three cases, which had challenged the furloughs. (PECG v. Schwarzenegger; California Attorneys, Administrative Law Judges and Hearing Officers in State Employment v. Schwarzenegger, et al.; and Service Employees International Union, Local 1000 v. Schwarzenegger, et al.)

Various other actions are pending with respect to other challenges to these executive orders, including challenges to the application of the furlough to certain classes and types of employees, the accrual of furlough time, procedural violations concerning the promulgation of the order and unlawful interference with constitutionally mandated obligations to certain plan participants.

In a separate action, Schwarzenegger; et al. v. Chiang, et al., the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other Statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General. The trial court ruled in favor of the Governor, and various parties appealed. The appellate court affirmed the trial court ruling.

In TOMRA Pacific, Inc. et al. v. Chiang, et al., plaintiffs challenge three transfers totaling $415.7 million from a special State recycling fund to the State General Fund, asserting that the transfers have interfered with the operation of the recycling program for which the special fund was created, in violation of State law. In California Chamber of Commerce et al. v. Chiang et al., which has been consolidated with the TOMRA case, plaintiffs challenge these same transfers on the grounds that their inclusion violates the provision of the State Constitution that requires that a statute embrace one subject. On June 15, 2010, the trial court issued a ruling denying the plaintiffs' requests for a writ of mandate in both cases, and plaintiffs appealed.

Tax Refund Cases. Nordstrom, Inc. v. State of California and Franchise Tax Board challenges the validity of California's second Voluntary Compliance Initiative ("VCI2"), which expires at the end of October 2011. VCI2 offers taxpayers who have engaged in abusive tax avoidance transactions and certain overseas arrangements, the opportunity to file amended returns and pay the taxes due in exchange for a waiver of all penalties to which a taxpayer might otherwise be subject, including possible criminal prosecution. VCI2 requires participants to waive all rights to further review of the propriety of the transactions or arrangements they participated in. Affected taxpayers who do not participate in VCI2 remain subject to all penalty and interest assessments otherwise applicable. Among other things, plaintiff claims that the required waiver of further administrative and/or judicial review is a violation of its right to due process under the federal and State constitutions. An adverse ruling, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $270 million, on projected accelerated tax revenues for VCI2 for Fiscal Year 2011- 2012.

Six actions have been filed contending that the Legislature's modification of part of the State's tax code that implemented the double-weighting of the sales factor in California's apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et. al. v. Franchise Tax Board; Gillette Company and Subsidiaries v. Franchise Tax Board; Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board; Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board; RB Holdings (USA), Inc. v. Franchise Tax Board and Jones Apparel Group v. Franchise Tax Board, now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million. The trial court has ruled in favor of the State in each matter. An appeal is pending.

A pending case challenges the imposition of limited liability company fees by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board, was filed as a class action on behalf of all limited liability companies operating in California and is pending in the trial court. A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board. If either case proceeds as a class action, the claimed refunds would be significant.

Nortel Networks Inc. v. State Board of Equalization and Lucent Technologies, Inc. v. State Board of Equalization ("Lucent I"), tax refund cases, involve the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. A third case, Lucent Technologies, Inc. v. State Board of Equalization ("Lucent II"), involving the same issue but for different tax years than in the Lucent I matter, has been consolidated with the Lucent I case. In Nortel, the trial court ruled in favor of plaintiff and the State Board of Equalization appealed. The appellate court ruled in favor of plaintiff. The California Supreme Court denied the Board's petition for review. The trial court ruling, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $300 million annually, on tax revenues.

Environmental Matters. In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is Atlantic Richfield Company ("ARCO"), the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the Environmental Protection Agency (the "EPA") Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the EPA's decision on the interim and final remedies are pending. ARCO filed a complaint on November 9, 2007, against the State, the State Water Resources Control Board, and the Board (Atlantic Richfield Co. v. State of California). ARCO seeks to recover past and future costs, based on the settlement agreement, the State's ownership of the property, and the State's allegedly negligent past cleanup efforts. It is possible these matters could result in a potential loss to the State in the hundreds of millions of dollars.

In Pacific Lumber, et al. v. State of California, plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Council, North Coast Water Quality Control Board, and the State of California for the alleged breach of the Headwaters Agreement, which involved the sale of certain timberlands by plaintiffs to federal and State agencies. The plaintiffs allege that the State's environmental regulation of their remaining timberlands constitute a breach of the prior agreement. The State denies plaintiffs' claims. The current plaintiffs are successors in interest to the original plaintiffs who are debtors in a bankruptcy proceeding, and have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established. The possible fiscal impact on the State General Fund is unknown at this time.

In City of Colton v. American Professional Events, Inc. et al, two defendants involved in a liability action for contaminated ground water have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

Escheated Property Claims. In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v. Connell and Taylor v. Chiang. Both Suever and Taylor are styled as class actions but to date no class has been certified. The Suever and Taylor plaintiffs argue that the State's failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court certified this issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State's motion for summary judgment on this claim in Suever, and plaintiffs appealed. The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in federal court for anything other than the return of their property or the proceeds of its sale. The Ninth Circuit denied plaintiffs' request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court. The district court granted the State's motion for summary judgment on all remaining claims in Suever, and plaintiffs have appealed.

Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband. This matter has been certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs' appeal has been dismissed and the trial court denied plaintiff's motion for attorneys' fees. The parties agreed to a stipulated judgment and dismissed the case subject to further review if the Department of Corrections decides to use similar technology in the future. Plaintiffs may not seek further review of the trial court's rulings until 2013. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the Finance Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeds $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys' fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State will vigorously pursue its appeal of this unprecedented award.

Actions Seeking Medi-Cal Reimbursements and Fees. In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee ("QAF") charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of federal Medicaid law, the federal and State constitutions and State law. Funds assessed under the QAF are made available, in part, to enhance federal financial participation in the Medi-Cal program. Plaintiffs seek a refund of fees paid. On March 25, 2011, the trial court ruled the QAF is properly characterized as a "tax" rather than a "fee." Trial is currently proceeding on plaintiffs' claims for refund amounts. The QAF amounts collected from all providers to date total nearly $2 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF. An adverse ruling could negatively affect the State's receipt of federal funds.

In Brotman Medical Center v. Department of Health Care Services, plaintiff seeks declaratory and injunctive relief prohibiting the Department of Health Care Services from implementing a QAF charged to hospitals alleging, among other things, that the QAF constitutes an unconstitutional tax. An adverse ruling could negatively affect the State's receipt of federal funds.

Various other pending cases challenge State legislation requiring reductions in Medi-Cal reimbursements to Medi-Cal providers. In Independent Living Center of Southern California, et al. v. Shewry, et al., health care advocates, Medi-Cal providers and recipients challenge various reductions, payment holds and delays in cost-of-living adjustments in the State Supplementary Program for the Aged, Blind and Disabled. The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the reduction. The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services. The State and plaintiffs appealed and the Ninth Circuit affirmed the preliminary injunctions and also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July

1, 2008. The district court amended the injunction to apply retroactively. The U.S. Supreme Court granted the State's petition for certiorari in this matter and in other cases discussed below, and scheduled oral argument for October 3, 2011. On June 17, 2010, the district court stayed further proceedings pending resolution of the petition for certiorari. A final decision adverse to the State in this matter could result in additional costs to the State General Fund of $192 million in retroactive reimbursements, and possible additional costs for future Medi-Cal reimbursements.

In California Medical Association, et al. v. Shewry, et al., professional associations representing Medi-Cal providers seek to enjoin implementation of the Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates Medicaid requirements, State laws and regulations and the California Constitution. The trial court denied plaintiffs' motion for a preliminary injunction, plaintiffs filed an appeal, which was dismissed at their request. Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living case, above, after final disposition of that case. A final decision adverse to the State in this matter would result in costs to the State General Fund of $508.2 million.

In California Pharmacists Association, et al. v. David Maxwell-Jolly, et al., Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the Department of Health Care Services' use of reduced published average wholesale price data to establish reimbursement rates. The district court granted a request for preliminary judgment in part, and denied it in part, with respect to the Department of Health Care Services' reimbursement rate methodology. Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit. Proceedings in the Ninth Circuit and the district court are stayed in light of the petition for certiorari, which has been granted by the U.S. Supreme Court, in the Independent Living Center case discussed above. At this time it is unknown what fiscal impact this case would have on the State General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al., filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages and injunctive relief, based on alleged violations of the federal Medicaid requirements, State law and the federal and State Constitutions. The trial court granted the petition of the plaintiffs and ordered the Department of Health Care Services to conduct an annual review of reimbursement rates for physicians and dentists. A final decision in this matter adverse to the State could result in costs to the State General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. David Maxwell-Jolly, et al., emergency medical transportation companies challenge legislation, which sets Medi-Cal reimbursement rates paid for medical transportation services. Plaintiffs seek damages and injunctive relief. The case is stayed pending the petitions for certiorari in the Independent Living Center case discussed above. At this time it is unknown what fiscal impact this case would have on the State General Fund.

In California Association of Health Facilities v. David Maxwell-Jolly, consolidated with Developmental Services Network, et al., v. David Maxwell-Jolly, plaintiffs (professional associations representing Medi-Cal providers) challenge legislative action to maintain Medi-Cal reimbursement rates for intermediate care facilities and freestanding pediatric sub-acute facilities as the rates for Fiscal Year 2009-10, and each year thereafter, to not exceed the rates applicable in Fiscal Year 2008-09. Plaintiffs seek declaratory and injunctive relief. Plaintiffs allege that the rate freeze violates the State Constitution because the Legislature did not study the impact of the freeze on efficiency, economy, quality of care, and access to care. Plaintiffs also allege that the rate freeze violates the notice and public process provisions of the Plaintiffs also allege that the rate freeze violates the notice and public process provisions of federal law. These two cases are now consolidated. The district court granted preliminary injunction but the Ninth Circuit stayed the preliminary injunction pending the decision on the State's appeal. At this time, it is unknown what fiscal impact these matters will have upon the State General Fund.

In California Hospital Association v. Maxwell-Jolly, et al., plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating federal law. Plaintiff seeks to enjoin the implementation of the limits. This matter is currently stayed. At this time it is unknown what fiscal impact this matter may have on the State General Fund.

In four pending matters, plaintiff health care plans claim the Department of Health Care Services ("DHCS") breached their respective contracts in setting capitation rates for each plan for Fiscal Year 2003-04. Health-Net of California, Inc. v. Maxwell-Jolly, et al., Molina Healthcare of California, Inc. v. Maxwell-Jolly, et al., Blue Cross of California, et al. v. Maxwell-Jolly. et al., and Santa Clara County Health Authority v. Douglas, et al.. The plaintiffs claim that the rate-setting process failed to comply with their contracts by including a budget reduction factor and an actuarially-equivalent reduction required by Welfare and Institutions Code section 14105.19. The trial court ruled for plaintiffs in each matter, ordering DHCS to recalculate rates for 2003-04 for each of the four plans, and to recalculate rates for 2002-03 for Santa Clara Health Authority and for 2004-05 for Health Net of California. The State appealed all four matters. If these matters are resolved adversely to the State and the rates are recalculated, the State may be required to pay more under the contracts than would have been required under the originally calculated rates.

Actions to Increase Amount of State Aid for Dependent Children. In Katie A., et al. v. Bonta, et al., a class action against Department of Health Services ("DHS"), Department of Social Services and the City of Los Angeles, plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the State defendants to provide additional services to class members. Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master. On appeal, the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. Plaintiffs filed another motion for preliminary injunction in the district court. The district court vacated the motion without prejudice and appointed a special master to assist the parties in resolving differences. The parties have agreed to a settlement, subject to the approval of the court, to be implemented over a three-year period. The estimated additional costs associated with implementing the settlement, including payment of attorneys' fees, is approximately $32 million, most of which would be incurred in the second and third years.

Local Government Mandate Claims and Actions. In Department of Finance v. Commission on State Mandates ,the State is appealing a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable State-mandated program. Following court action on consolidated cases involving challenges to the State Controller's Office reduction of claims (San Diego  Unified School District, et al. v. Commission on State Mandates, et al. and Woodland Joint Unified School District v. Commission on State  Mandates, et al.), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. Historically, education-related State mandate claims are funded from moneys provided to meet the Proposition 98 Guarantee. The Commission's adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year.

Actions Relating to Certain Tribal Gaming Compacts. In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in three pending cases. A decision unfavorable to the State in the cases described below could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. the plaintiff (the "Rincon Band" or "Rincon"), sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State's compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band's market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon's compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon's compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, which Rincon did not appeal. The district court separately granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith, finding that the State's request for revenue sharing to be deposited in the State General Fund was a request for an unlawful tax. The Ninth Circuit affirmed and the U.S. Supreme Court denied the State's petition for a writ of certiorari. This part of the case has been remanded to the district court for further proceedings. The Amended Compacts, and at least ten other compacts and compact amendments, require the tribes' revenue sharing payments to the State to be deposited in the State General Fund. The Ninth Circuit did not express an opinion regarding whether compacts in which the State and tribe mutually agreed on revenue sharing were lawful. The district court granted Rincon's partial motion for summary judgment on its remaining claim regarding the authorized number of gaming device licenses, and the Ninth Circuit vacated the order and remanded to the district court for further proceedings.

San Pasqual Bank of Mission Indians v. State of California, et al. plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all tribes that signed compacts with the State (the "1999 Compact") than the number of such licenses determined by the State in 2002. The district court granted plaintiff's motion for summary judgment regarding the number of licenses, and the Ninth Circuit vacated the judgment and remanded to the district court for further proceedings. With more licenses available as a result of litigation, including Rincon and San Pasqual, the Five Tribes' obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated that the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes' monetary obligations that may be required to be addressed by amendment of the Amended Compacts.

In Pauma Band of Luiseno Mission Indians v. State of California, et al., plaintiff seeks to rescind the Amended Compact it entered into in 2004 and restore its former 1999 Compact, based upon alleged violations of State law and the Indian Gaming Regulatory Act ("IGRA"). Plaintiff's claims are based upon the decisions in other litigation matters, including Rincon, that more gaming device licenses were available under the 1999 Compacts and that the State's request for revenue sharing to be deposited into the State General Fund was a demand for an unlawful tax. Should plaintiff's Amended Compact be rescinded, plaintiff will be relieved from paying $5.75 million annually to the State in revenue contributions through January 2023.

Prison Healthcare Reform. The adult prison health care delivery system includes medical health care, mental health care and dental health care. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Brown is a class action regarding the adequacy of medical health care; Coleman v. Brown is a class action regarding mental health care; and Perez v. Cate is a class action regarding dental health care. A fourth case, Armstrong v. Brown is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the State's budget process. However, at this time, it is unknown what financial impact this litigation would have on the State General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care.

In Plata and Coleman, discussed above, a three-judge panel was convened to consider plaintiffs' motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel issued a prisoner release order and ordered the State to prepare a plan for the reduction of approximately 40,000 prisoners over two years. The State filed its prisoner-reduction plan with the three-judge panel and filed an appeal in the U.S. Supreme Court. The U.S. Supreme Court affirmed the prisoner release order. Pursuant to that decision, on June 7, 2011 the State filed a response to the three-judge panel's 2010 order, updating the court on California's progress toward meeting the goal of reducing the prison population. In addition, the report noted that current and pending prison construction projects will enhance the provision of medical and mental health services and that the expanded use of out-of-state facilities has eased crowding in California's prisons. Finally, the response noted that the realignment of non-serious, non-violent, non-sex offenders from state prisons to local jurisdictions will result in a reduction of tens of thousands of prisoners from the State's prison population.

Actions Regarding Proposed Sale of State-Owned Properties. Two taxpayers filed a lawsuit seeking to enjoin the sale of State-owned office properties, which was originally scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities required the approval of the Judicial Council, which had not been obtained, and that the entire sale constituted a gift of public funds in violation of the California Constitution and a waste of public funds in violation of State law. Epstein, et al. v. Schwarzenegger, et al. Plaintiffs' request for a preliminary injunction was denied. In a second action filed after the State decided not to proceed with the sale, the prospective purchaser seeks to compel the State to proceed with the sale of the State-owned properties, or alternatively, for damages for breach of contract. California First, LP v. California Department of General Services, et al. This matter has been transferred and coordinated with the Epstein matter.

New York

The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Economic Trends

U.S. Economy. Recent data indicate that extreme winter weather and spiking energy prices had a substantial impact on economic activity in the first calendar year quarter of 2011. The national economy grew 1.8% in the first quarter, with real household and private business spending weakening substantially relative to the fourth quarter of 2010. Although demand appears to have rebounded in March, growth in the second and third quarters is expected to continue to be affected by the ongoing turmoil in the Middle East and volatile energy prices. Real U.S. Gross Domestic Product is projected to grow 2.9% for calendar year 2011, approximately the same level of growth as in calendar year 2010. The national economy is expected to add approximately 2.5 million jobs in 2011, representing annual growth of 1.3%. This projection is consistent with the unemployment rate averaging 8.5% in the fourth quarter of calendar year 2010. Personal income is projected to grow 5.2% for 2011, with its largest component, wages and salaries, projected to grow by 4.3%.

From February through April 2011, the daily spot price of domestically produced oil (as represented by West Texas Intermediate Crude) rose 27%, while the price of imported oil rose even faster. Meanwhile, the average weekly price of unleaded gasoline was up 27% over the same period and was fast approaching its July 2008 high. Since then, energy prices have fallen below their most recent peaks, but with the ongoing turmoil in the Middle East, energy prices are likely to continue to be volatile. Annualized quarterly inflation, as represented by growth in the Consumer Price Index, accelerated from 2.6% in the fourth quarter of 2010 to 5.2% in the first quarter of 2011. Core inflation, which excludes the volatile food and energy components, also accelerated from 0.6% to 1.7% during this time period. The New York State Division of the Budget ("DOB") is projecting 2011 inflation of 2.7%.

Despite mounting inflationary pressure, the Federal Reserve was expected to complete its $600 billion long-run asset purchase program by the end of June as scheduled, and begin moving away from its zero-percent short-term interest rate target before the end of 2011. The 10-year Treasury yield is expected to average 3.7% in 2011. The outlook for corporate profits and equity markets remains favorable, as the corporate sector continues to reap the benefits of low interest rates and global economic growth.

The national recovery is expected to continue to gain strength following a weak first quarter, but significant risks remain. Inflation—and energy prices in particular—represent the most uncertain element of the national economic forecast. Continued unrest in several major oil-exporting nations increases the risk of an extended period of high oil and gasoline prices. Higher energy prices act effectively as a tax on household and business spending, and can be expected to result in lower spending in other areas. In addition, the fallout from the Japanese earthquake and tsunami could cause more extensive supply disruptions than currently anticipated. Both of these developments could diminish the pace of job growth relative to current projections and impede the recovery in household spending from a relatively weak first quarter. Lower household spending and weaker job growth could both add to the strain already being faced by state and local governments, with no relief from property prices on the horizon. In contrast, a sudden resolution of the turmoil in the Middle East, accompanied by faster global growth than projected, could result in stronger growth than is reflected in this forecast.

State Economy. In contrast to that of the nation, the pace of New York's economic recovery continues to exceed expectations. The downstate economy has been buttressed by the continued improvement of the financial sector, while the State's tourism and export industries are enjoying the benefits of a weak dollar. Total State employment growth of 0.7% is projected for 2011, with private sector employment growth expected to be 1.3%. Wage growth of 3.8% is projected for 2011.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, the volume of financial market activity and equity market volatility present a particularly large element of uncertainty for New York. In addition, with Wall Street still adjusting compensation practices in the wake of the passage of financial reform legislation, the timing of cash bonus payouts has become very unstable, making inference from past patterns more uncertain. A weaker labor market than projected could result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects would ripple though the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with a greater volume of merger and acquisition and other Wall Street activity, could result in higher wage and bonuses growth than projected.

The City of New York. The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during Fiscal Year 2009-2010. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. Starting in Fiscal Year 2010-11, the potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The expected loss of temporary federal stimulus funding in 2011 will particularly impact counties and school districts in New York State. The State's cashflow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Similarly, some State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Changes to sales tax distributions resulting from the 2010 federal population census may also have a material impact on certain local governments. Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Special Considerations. In recent fiscal years, actual receipts collections have fallen substantially below the levels forecasted in the State's financial plans. Complex political, social, environmental and economic forces influence the State's economy and finances, many of which are outside the ability of the State to control. These include, but are not limited to: (i) performance of the national and State economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected; (ii) the extent, if any, to which wage increases for State employees exceed the annual wage costs assumed; (iii) the realization of projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (v) the willingness and ability of the federal government to provide the aid contemplated in a financial plan; (vi) the effect on adoption of the State's budgets by the Legislature in substantially the forms submitted by the Governor; (vii) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and (viii) ability of the State and its public authorities to market securities successfully in the public credit markets.

Federal Funding. The State receives a substantial amount of federal aid for health care, education, transportation, and other governmental purposes. The Fiscal Year 2011-12 Enacted Budget Financial Plan (the " Enacted Budget Financial Plan") assumes relatively stable levels of federal aid over the forecast period. Changes in federal funding levels could have a materially adverse impact on the Enacted Budget Financial Plan. For example, the Enacted Budget Financial Plan may be adversely affected by actions taken by the federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules. The Federal Centers for Medicare and

Medicaid Services ("CMS") has engaged the State regarding claims for services provided to individuals in certain developmental centers. Although no official audit has commenced and the rates paid for these services are established in full accordance with the State-approved methodology, adverse action by CMS relative to these claims could jeopardize a significant amount of federal financial participation in the State Medicaid program.

Health Insurance Company Conversions. An additional risk is the cost of the State in permitting a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation, subject to a number of terms, conditions and approvals. Under State law, the State must use the proceeds from a health care company conversion for health care related expenses included in the Health Care Reform Act ("HCRA") Account. For planning purposes, the Enacted Budget Financial Plan assumes no proceeds from a health care conversion in Fiscal Year 2011-12, but does assume that an annual contribution of $250 million in future years would be deposited into HCRA. If the conversion does not occur on the timetable or at the levels assumed in that financial plan, the State would be required to take other actions to increase available resources or to reduce planned spending to fund projected HCRA expenditures.

Labor Settlements. Another additional risk is the cost of potential collective bargaining agreements and salary increases for judges (and possibly other elected officials) that may occur in Fiscal Year 2010-11 and beyond. The Enacted Budget Financial Plan included a reserve of $346 million to cover the costs of a pattern settlement with all unions that have not agreed to contracts beyond Fiscal Year 2010-11. The pattern is based on the terms agreed to by the State's largest unions for this period. There can be no assurance that actual settlements, some of which are subject to binding arbitration, will not exceed the amounts included in the Enacted Budget Financial Plan. An additional risk is the cost of salary increases for judges which could occur in Fiscal Year 2012-13 and beyond as a result of the actions of a statutorily authorized judicial compensation commission. The Enacted Budget Financial Plan does not include any costs for potential general wage increases after the current labor agreements expire or salary increases for judges.

The Enacted Budget Financial Plan contemplates $1.5 billion in savings from State agency operations, including approximately $450 million in gap-closing savings from, among other things, wage and benefit changes negotiated with State employee unions, operational efficiencies, and attrition. On August 15, 2011, members of the State's largest union, the Civil Service Employee Association ("CSEA"), ratified a five-year labor contract with the State. Under the contract, there will be no general salary increases until Fiscal Year 2014-15. In addition, employees will take a five-day unpaid deficit reduction leave during the current fiscal year and four days unpaid leave during the next fiscal year. The value of the deficit reduction leave days will be deducted from employee pay over the remaining pay periods equally during the fiscal year in which they are taken. The agreement also includes substantial changes to employee health care contributions and CSEA employees will receive broad layoff protection for the next two fiscal years. The membership of the State's second largest union, the Public Employees Federation ("PEF"), was scheduled to vote on a contract with comparable terms on September 27, 2011. Negotiations with the State's other unions are ongoing.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the State State General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds. The State State General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

The economic downturn has had a severe impact on State finances. Actual receipts have fallen consistently below projected levels, fixed costs for debt service and fringe benefits have risen steadily, and demand for State services has grown. Over the last two years, the State has been required to take extraordinary actions to maintain balanced operations and sufficient liquidity, including enacting mid-year reductions to programs, instituting several rounds of agency spending reductions and deferring payments to local aid recipients and taxpayers. To avoid using its rainy day reserves, which are relied on during a fiscal year to provide liquidity, the State has managed the timing of payments across fiscal years, including deferring payments not yet legally due from one fiscal year to the next fiscal year.

Prior Fiscal Year Results.

Fiscal Year 2008-09 Results. State State General Fund receipts, including transfers from other funds and the effect of the tax refund reserve transaction, totaled $53.8 billion in Fiscal Year 2008-09, an increase of $705 million from the prior fiscal year's results. While tax receipts decreased by $93 million, miscellaneous receipts increased by $621 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes. State State General Fund spending, including transfers to other funds, totaled $54.6 billion in Fiscal Year 2008-09, an increase of $1.2 billion over the prior fiscal year.

For Fiscal Year 2008-09, receipts fell substantially below projected levels. State State General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for the fiscal year. Disbursements for Fiscal Year 2008-09, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The State State General Fund ended Fiscal Year 2008-09 with a balance of $1.9 billion, which included the dedicated balance of $1.2 billion in the State's rainy day reserve fund, $21 million in the contingency reserve fund, $145 million in the Community Projects Fund, and $577 million in general reserves, part of which DOB used for payments initially planned for Fiscal Year 2008-09 that were delayed until the next year. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned State State General Fund relief from the temporary increase in the federal matching rate for Medicaid expenditures under the 2009 American Recovery and Reinvestment Act ("ARRA").

Fiscal Year 2009-10 Results. Receipts during Fiscal Year 2009-10 fell substantially below projections. State State General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State's initial projections for Fiscal Year 2009-10. State State General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections. However, actual disbursements were affected by $2.1 billion in payment deferrals taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

In the final quarter of Fiscal Year 2009-10, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in Fiscal Year 2009-10 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the State State General Fund for Fiscal Year 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. In early April 2010, the State paid the $500 million in tax refunds that had been deferred. On June 1, 2010, the State paid the $2.1 billion in school aid deferred from Fiscal Year 2009-10.

State State General Fund receipts, including transfers from other funds were $1.2 billion below Fiscal Year 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts. State State General Fund disbursements, including transfers to other funds, were $2.4 billion below Fiscal Year 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of ARRA funds in place of State State General Fund spending.

The State State General Fund closing balance consisted of $1.2 billion in the State's rainy day reserves, $21 million in the contingency reserve fund, $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

Fiscal Year 2010-11 Results (Unaudited). State State General Fund receipts, including transfers from other funds, totaled $54.4 billion in Fiscal Year 2010-11. Total receipts were $1.9 billion (3.6%) higher than in the prior fiscal year. Total tax receipts were $2.5 billion higher, mainly due to the growth in personal income tax collections, sales tax, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery. Business tax collections fell by less than 2% from the prior year due to lower collections from the corporate and utility tax, insurance taxes, and bank taxes. Non-tax revenue was $631 million below the prior year. State General Fund disbursements, including transfers to other funds, totaled $55.4 billion in Fiscal Year 2010-11. State General

Fund disbursements, including transfers to other funds, were $3.2 billion higher than Fiscal Year 2009-10 results. The annual increase reflects the deferral of $2.1 billion in school aid from March 2010 to the statutory deadline of June 2010. Adjusting for this deferral, spending would have been roughly $950 million below Fiscal Year 2009-10 results.

The State ended Fiscal Year 2010-11 in balance on a cash basis in the State General Fund, based on preliminary, unaudited results. The State General Fund ended Fiscal Year 2010-11 with a closing balance of $1.38 billion, consisting of $1.0 billion in the Tax Stabilization Reserve, $175 million in the State's rainy day reserves, $136 million in the Community Projects Fund, $21 million in the contingency reserve fund, and $13 million in an undesignated fund balance. The closing balance was $928 million lower than the prior fiscal year. This reflected the planned use of a fund balance to pay for expenses deferred from Fiscal Year 2009-10 into Fiscal Year 2010-11.

Fiscal Year 2011-12 Enacted Budget Financial Plan

Before enactment of the Fiscal Year 2011-12 budget, the State faced a projected budget gap of $10 billion, and projected budget gaps of $14.9 billion in Fiscal Year 2012-13, $17.4 billion in Fiscal Year 2013-14 and $20.9 billion in Fiscal Year 2014-15. These budget gaps represented the difference between (a) the projected State General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and (b) the expected level of resources to pay for them based on current law. The estimated base gaps reflected, in part, the short-term impact of the recession on State tax receipts and economically-sensitive expenditure programs, the long-term growth in spending commitments, the expiration of the temporary personal income tax ("PIT") surcharge at the end of calendar year 2011, and the phase-out of the federal stimulus funding for Medicaid, education, and other purposes.

The Governor submitted his budget proposal for Fiscal Year 2011-12 on February 1, 2011, and amendments on February 24 and March 1, 2011. The Executive Budget proposed measures to eliminate the projected State General Fund budget gap of $10 billion in Fiscal Year 2011-12, and to reduce the future projected budget gaps to $2.2 billion in Fiscal Year 2012-13, $2.5 billion in Fiscal Year 2013-14 and $4.4 billion in Fiscal Year 2014-15. The Executive Budget proposed savings of approximately $2.85 billion each for School Aid and Medicaid; $1.4 billion for State agency operations, including a 10% year-to-year reduction in State Operations spending in the State General Fund, and corresponding reductions in other funds, where appropriate; and $1.8 billion for a range of other programs and activities.

The Governor and legislative leaders announced general agreement on the outlines of a budget for Fiscal Year 2011-12 on March 27, 2011. The Legislature passed the appropriations and accompanying legislation needed to complete the budget on March 31, 2011. Consistent with past practice, the Legislature enacted the annual debt service appropriations without amendment before the start of the fiscal year (on March 16, 2011). On April 11, 2011, the Governor completed his review of all budget bills, finalizing the enactment of the Fiscal Year 2011-12 budget. The gap-closing plan authorized in the Enacted Budget Financial Plan did not differ significantly from the Executive Budget proposal. DOB estimates that the gap-closing plan eliminates the State General Fund budget gap of $10 billion in Fiscal Year 2011-12 and reduces the budget gaps to $2.4 billion in Fiscal Year 2012-13, $2.8 billion in Fiscal Year 2013-14 and $4.6 billion in Fiscal Year 2014-15.

The closing balance in the State General Fund for the month of July 2011 was approximately $1.3 billion higher than the closing balance for the month of July 2010. Growth in revenue collections and limited growth in spending have improved the State's operating position through July 2011 as compared to the prior year. DOB estimates the State will end Fiscal Year 2011-12 with a State General Fund balance of $1.7 billion. The closing balance in the State's rainy day reserves of $275 million includes a planned deposit of $100 million in Fiscal Year 2011-12.

Explanation of Fiscal Year 2011-12 Gap-Closing Plan. The gap-closing plan authorizes actions to lower State General Fund spending by approximately $8.5 billion in Fiscal Year 2011-12. The Enacted Budget Financial Plan includes estimated savings of $2.8 billion for School Aid and $2.7 billion for Medicaid; $1.5 billion for State agency operations; and $1.5 billion for a range of other programs and activities. The gap-closing plan anticipates $324 million in additional revenues associated with specific statutory changes. These changes include modernizing the State's tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund. The Legislature also authorized certain tax modernization initiatives for two years (scheduled to sunset on December 31, 2012).

Non-recurring actions are estimated by DOB to total approximately $860 million in Fiscal Year 2011-12. The actions are expected to be derived from contributions by the State's public authorities, use of fund balances, and maintaining a consistent level of pay-as-you-go financing for eligible capital expenses (rather than increasing the level in Fiscal Year 2011-12, as assumed in the base budget projections). The Enacted Budget Financial Plan also limits the annual growth rates for major programs, including Medicaid and School Aid.

Fiscal Year 2011-12 Receipts Forecast. Base growth in tax receipts of 7.5% is estimated for Fiscal Year 2011-12, after adjusting for law changes, and is projected to be 7.2% in Fiscal Year 2012-13. These projected increases in overall base growth in tax receipts are dependent on many factors, including: continued growth in a broad range of economic activities; improving profitability and compensation gains, particularly among financial services companies; recovery in the overall real estate market, particularly the residential market; and increases in consumer spending as a result of wage and employment gains. PIT receipts for Fiscal Year 2011-12 are projected to be $39.1 billion, an increase of $2.9 billion (7.9%) above the prior fiscal year. This increase reflects stronger growth in extension payments for tax year 2010 ($1.2 billion), stronger growth in estimated payments for tax year 2011 ($944 million) and higher Fiscal Year 2010-22 refunds caused by the deferral of $500 million of planned refunds from Fiscal Year 2009-10. User taxes and fees receipts for Fiscal Year 2011-12 are estimated to be $14.7 billion, an increase of $467 million (3.3%) from the prior fiscal year. Sales tax receipts are expected to increase by $377 million due, in part, to base growth of 5.4% ($543 million) and incremental law changes ($43 million).

Business tax receipts for Fiscal Year 2011-12 are estimated at $8.2 billion, an increase of $895 million (12.3%) from the prior fiscal year. The estimates reflect base growth across all taxes from an improving economy as well as an incremental increase of $323 million from the deferral of certain tax credits that was part of the Enacted Budget Financial Plan. Adjusted for this deferral, growth is 7.8%. The annual increase in the corporate franchise tax of $617 million is attributable to the incremental increase of $323 million from the tax credit deferral as well as continued growth in corporate profits. Corporate profits are expected to grow 7.0% in calendar year 2011. Higher audit receipts and lower refunds also contribute to growth in Fiscal Year 2011-12.

Other tax receipts for Fiscal Year 2011-12 are estimated to be $1.7 billion, a decrease of $167 million (9.2%) from the prior fiscal year. This reflects a decline of $203 million (16.7%) in estate tax receipts and $3 million (17.6%) in the pari-mutuel tax as a result of atypically large estate payments last year and the closure of NYC Off Track Betting in December 2010, respectively. This decline is partially offset by growth of $40 million (6.9%) in the real estate transfer tax as a result of strong commercial activity and improving vacancy rates in New York City.

Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, School Aid, public health, and other activities. Annual changes to federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, DOB typically plans for federal reimbursement to be received in the State fiscal year in which spending occurs. All Funds federal grants are projected to total $43.3 billion in Fiscal Year 2011-12, a decline of $6.0 billion from the prior fiscal year, reflecting the phase-out of extraordinary federal stimulus aid. The expiration of ARRA aid is the primary contributor to the All Funds federal grant decline of $3.6 billion in Fiscal Year 2012-13.

State General Fund receipts, including transfers from other funds, totaled $19.0 billion through July 2011, $520 million above the Enacted Budget Financial Plan forecast. DOB attributes the favorable variance to the timing of tax payments, which are expected to be offset by marginally weaker receipts collections over the remainder of the year.

Fiscal Year 2011-12 Disbursements Forecast. State General Fund disbursements in Fiscal Year 2011-12 are estimated to total $56.9 billion, an increase of $1.6 billion (2.8%) over preliminary Fiscal Year 2010-11 results. State Operating Funds disbursements for Fiscal Year 2011-12 are estimated to total $86.9 billion, an increase of $2.5 billion (2.9%) over preliminary Fiscal Year 2010-11 results.

The Enacted Budget Financial Plan provides $19.6 billion in School Aid for the Fiscal Year 2011-12 school year, which results in an annual State aid reduction of nearly $1.3 billion (6.1%). Total school spending is primarily financed through a combination of State and local funding and thus, the reduction in State Aid represents 2.4% of total State General Fund operating expenditures projected to be made by school districts statewide in the current school year. The Enacted Budget Financial Plan also includes a two-year appropriation and makes statutory changes to limit future School Aid increases to the rate of growth in New York state personal income. Under this growth cap, School Aid is projected to increase by an additional $805 million in Fiscal Year 2012-13, and $940 million in Fiscal Year 2013-14.

The Medicaid program is financed jointly by the State, the federal government, and local governments (including New York City). New York's Medicaid spending is projected to total approximately $52.6 billion in Fiscal Year 2011-12, including the local contribution. The Enacted Budget Financial Plan projections assume that spending growth is limited to 4% annually for DOH State Medicaid spending beginning annually next year. This reflects the target growth rate for Medicaid proposed in the Enacted Budget Financial Plan, which is the ten-year average change in the medical component of the Consumer Price Index.

In Fiscal Year 2011-12, the State will provide $4.2 billion in local assistance to support statewide mass transit systems. This funding, financed through the collection of dedicated taxes and fees, is provided to mass transit operators throughout the State to support operating costs. Due to the size and scope of its transit system, the Metropolitan Transportation Authority receives the majority of the Statewide mass transit operating aid.

The State also pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities. Depending on the credit structure, debt service is financed by transfers from the State General Fund, dedicated taxes and fees, and other resources, such as patient income revenues. Total debt service is projected at $5.9 billion in Fiscal Year 2011-12, of which $1.4 billion is paid from the State General Fund through transfers and $4.4 billion from other State funds.

State General Fund disbursements, including transfers to other funds, totaled $18.5 billion through July 2011, or $119 million below the Enacted Budget Financial Plan forecast. The favorable results appear to be due entirely to the timing of disbursements.

Cash Position

The State General Fund is authorized to borrow resources temporarily from other available funds in the State's Short Term Investment Pool ("STIP") for a period not to exceed four months or to the end of the fiscal year, whichever occurs first. The amount of resources that can be borrowed by the State General Fund is limited to the available balances in STIP, as determined by the State Comptroller. The State General Fund used this authorization to meet payment obligations in May, June, September, November and December 2010, as well as in April 2011. It is expected that the State General Fund will rely on this borrowing authority at times during the remainder of the fiscal year.

To date, the State has taken actions to maintain adequate operating margins, and expects to continue to do so as events warrant. The State continues to reserve money to make the debt service payments scheduled for each upcoming quarter that are financed with State General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds, continues to be set aside as required by law and bond covenants.

The State's cash-flow projections for receipts and disbursements take into account statutory payment dates, historical receipts and disbursement patterns, and other information. The DOB believes the projections are based on reasonable and prudent assumptions, and the State's current cash position is sufficient to meet current liquidity needs. It is expected that the State General Fund ended Fiscal Year 2010-11 with a cash balance of $1.36 billion, with the balance consisting of $1.03 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $94 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $36 million in undesignated fund balance.

Risks to budget balance in the current fiscal year remain, including the potential that actual tax receipts may fall below the revised estimates, year-end transactions (such as the transfer of excess balances from other funds or payments from non-State entities) may occur at lower levels than currently projected and disbursements in certain programs, especially economically-sensitive programs such as Medicaid, may exceed budgeted amounts. In addition, the State expected to price and close a general obligation bond sale by March 30, 2011. A portion of the sale proceeds was expected to be used to reimburse the State General Fund for capital expenditures through the end of Fiscal Year 2010-11.

The amount of resources that can be borrowed by the State General Fund is limited to the available balances in STIP, as determined by the State Comptroller. The available balances on hand in STIP have declined compared to recent years. DOB will continue to closely monitor and manage the State's liquidity position during the fiscal year, which may include temporarily reducing planned payments, and will continue to reserve money in advance of the upcoming quarter of debt service payments that are financed with State General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds, continues to be set aside as required by law and bond covenants. The total outstanding balance of loans from STIP at March 31, 2011 was $1.656 billion, an increase of $170 million from the outstanding loan balance of $1.486 billion at March 31, 2010.

State General Fund Out-Year Projections

At the start of the fiscal year, DOB projected out-year budget gaps of approximately $10 billion in Fiscal Year 2011-12, $14.9 billion in Fiscal Year 2012-13, $17.4 billion in Fiscal Year 2013-14, and 20.9 billion in Fiscal Year 2014-15. The DOB estimated that the Governor's budget proposal would eliminate the State General Fund budget gap of $10 billion in Fiscal Year 2011-12 and reduce the budget gaps to $2.2 billion in Fiscal Year 2012-13, $2.5 billion in Fiscal Year 2013-14 and $4.4 billion in Fiscal Year 2014-15. The estimated gaps, reflect in part the short-term impact of the recession on State tax receipts and economically-sensitive programs, the long-term impact of rapidly growing entitlement programs (especially, Medicaid and School Aid) and other spending commitments, and the phase-out of the federal government's increased support for Medicaid, education, and other costs through the federal stimulus funding.

Out-Year Receipts Projections. Total All Funds receipts are expected to reach $132.7 billion, a decrease of $1.8 billion (1.4%) from Fiscal Year 2010-11 estimates. All Funds tax receipts are projected to increase by $4.0 billion (6.5%). All Funds federal grants are expected to decrease by $5.7 billion (11.4%). Total State General Fund receipts are projected to be $57.0 billion, an increase of $2.9 billion (5.3%) from Fiscal Year 2010-11 estimates. State General Fund tax receipts are projected to increase by 7.1% from Fiscal Year 2010-11 estimates, and State General Fund miscellaneous receipts are projected to grow by 0.2%.

Total All Funds receipts in Fiscal Year 2012-13 are projected to be $ $130.5 billion, a decrease of $2.2 billion from Fiscal Year 2011-12 estimates. Total All Funds receipts in Fiscal Year 2013-14 are expected to increase by $5.2 billion over Fiscal Year 2012-13 projections. Total All Funds receipts in Fiscal Year 2014-15 are expected to increase by $6.8 billion over Fiscal Year 2013-14 projections. All Funds tax receipts are expected to increase by 1.9% in Fiscal Year 2012-13, 5.1% in Fiscal Year 2013-14 and 3.0% in Fiscal Year 2014-15. Total State General Fund tax receipts are projected to be approximately $57.2 billion, $59.6 billion and $60.7 billion in Fiscal Years 2012-13, 2013-14 and 2014-15, respectively. The growth pattern is consistent with an economic forecast for continued but slower economic growth.

Out-Year Disbursement Projections. State General Fund spending is projected to grow at an average annual rate of 4.6% from Fiscal Year 2011-12 through Fiscal Year 2014-15 (as adjusted). The spending projections incorporate the target growth rates in the areas of Medicaid and School Aid, as well as an estimate of the effect of national health care reform on State health care costs. State expenditures for Medicaid are estimated to range from approximately $20.9 billion in Fiscal Year 2011-12 to $23.7 billion in Fiscal Year 2014-15. State expenditures for School Aid are estimated to range from approximately $19.4 billion in Fiscal Year 2011-12 to $21.9 billion in Fiscal Year 2014-15. Spending growth reflects an expected return to a lower federal matching rate for Medicaid expenditures after June 30, 2011, which will increase the share of Medicaid costs that must be financed by State resources, and the expected loss of temporary federal aid for education. Spending growth is driven primarily by Medicaid, education, pension costs, employee and retiree health benefits, social services programs and debt service.

State Indebtedness

General. The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey. As of March 31, 2011, total State-related debt outstanding was stable at approximately $56 billion. Debt measures also continue to remain stable with debt outstanding as a percentage of personal income at about 5.9%.

Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt. The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Governmental Funds receipts. The limits apply to all State-supported debt issued after April 1, 2000. The State projects that $37.1 billion of State-supported debt outstanding will be subject to the cap as of March 31, 2012, which is equal to approximately 3.74% of personal income. Debt service subject to the cap will be approximately $3.5 billion, equal to 2.68% of All Governmental Funds receipts.

Based on current forecasts, debt outstanding and debt service costs over the period are expected to remain below the limits imposed by the Act. However, the available room under the debt outstanding cap is expected to decline from $5.0 billion in Fiscal Year 2011-12 to approximately $1.1 billion in Fiscal Years 2012-13 and 2013-14. The estimates do not include the potential impact of new capital spending that may be authorized in future budgets, or efforts to curtail existing bonded programs. The debt reform projections are sensitive to changes in State personal income levels. Measures to adjust capital spending and debt financing practices will continue to be needed for the State to stay in compliance with the statutory debt limit.

Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt. As of March 31, 2011, State-supported debt in the amount of $51.6 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8 billion each. As of March 31, 2011, both amounts are less than the statutorily cap of 15%.

As of March 31, 2011, the State's authorized issuers had entered into a notional amount of $2.73 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 4.4% of total debt outstanding. As of March 31, 2011, the State had $2.7 billion of variable rate obligations, of which $2.25 billion is hedged to fixed rate. The net variable rate exposure subject to the cap is $465 million (0.9%) of total debt outstanding. The State has made significant adjustments to its variable rate bond portfolio to mitigate risks and reduce costs. Since March 31, 2008, the State has reduced its unhedged variable rate bond exposure by $1.2 billion.

In addition to the variable rate obligations described above, the State has $1.2 billion convertible rate bonds currently outstanding. These bonds bear a fixed rate until future mandatory tender dates in 2012 and 2013, at which times the State can convert them to either a fixed rate or continue them in a variable rate mode. Legislation was enacted in 2005 to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year do not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

The State has significantly reduced its swap exposure from $6.0 billion as of March 31, 2008 to $2.3 billion as of March 31, 2011, a 62% reduction. Over that period, the State terminated $3.7 billion of swaps, including $565 million that was terminated automatically due to the bankruptcy of Lehman Brothers Holdings, Inc. The State currently has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

State-Supported Debt. The State's debt affordability measures compare favorably to the forecasts contained in the State's Capital Program and Financing Plan. Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated.

General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment and housing purposes. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transport, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2011, the total amount of general obligation debt outstanding was $3.5 billion.

Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects. As of March 31, 2011, approximately $21 billion of PIT Bonds were outstanding.

Ratings. The current ratings of the State's general obligation bonds are "Aa2" from Moody's and "AA" from S&P and Fitch.

Fiscal Year 2011-12 State Supported Borrowing Plan. The State's Fiscal Year 2011-12 borrowing plan projects debt issuances of $5.9 billion to finance new capital projects, an increase of $1.6 billion (3.6%) from the prior fiscal year. This includes roughly $740 million of issuances that were delayed from Fiscal Year 2010-11. The bond issuances will finance capital commitments for education ($1.7 billion), transportation ($1.8 billion), State facilities and equipment ($462 million), economic development ($821 million), health and mental hygiene ($738 million), and the environment ($400 million). Consistent with recent experience, education, transportation, and economic development projects are projected to represent approximately 73% of new issuances.

Spending on capital projects is projected to total $9.6 billion in the current fiscal year, which includes $1.7 billion in off-budget spending directly from bond proceeds held by public authorities. The State plans to finance 54% of capital projects spending with long-term debt and the remaining share with State and federal cash reserves. Overall, capital spending in the current fiscal year is projected to increase by $305 million (3.3%) from the prior fiscal year.

Litigation

General. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State's finances in the current fiscal year or thereafter. Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget. The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims. There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or the predecessors-in-interest in the 18th and 19th Centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they held a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff. During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki. Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., the Second Circuit Court of Appeals dismissed the Oneida land claim. Plaintiffs and the United States have petitioned the United States Supreme Court to review the decision of the Second Circuit.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants' motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga and Oneida, is pending in District Court.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or Six Nations Iroquois Confederacy, and that conveyances of portions of that land during the period 1788 to 1822 are null and void. The aboriginal territory described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On September 22, 2010, the District Court granted defendants' motion to dismiss the action for laches, based on the Oneida, Sherrill and Cayuga decisions. Plaintiff's appeal of that decision is pending before the Second Circuit Court of Appeals.

In Shinnecock Indian Nation v. State of New York, et al., plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The motion for reconsideration and appeal have both been stayed pending resolution of the Second Circuit's dismissal of the Oneida land claim.

Tobacco Master Settlement Agreement. In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the "Settling States") and the then four largest United States tobacco manufacturers (the "Original Participating Manufacturers" or "OPMs"), entered into a Master Settlement Agreement (the "MSA") to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the "Subsequent Participating Manufacturers" or "SPMs" and together, the "Participating Manufacturers" or "PMs"). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Two actions have been filed in New York by parties challenging the MSA and portions of laws enacted by the State under the MSA. In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers alleged (1) violation of the Commerce Clause of the United States Constitution, (2) the establishment of an output cartel in conflict with the Sherman Act, (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution, and (4) federal preemption. The Second Circuit affirmed the dismissal of this action and the United States Supreme Court denied certiorari to review that decision. Accordingly, this action is concluded.

In Grand River Ent. v. King, another cigarette importer raised the same claims as those brought in Freedom Holdings, as well as additional claims, in an action against the attorneys general of thirty states, including New York. On March 22, 2011, the District Court denied plaintiff's motion for summary judgment and granted defendants' motions for summary judgment dismissing the complaint. Plaintiff has moved before the District Court to amend the court's findings and declarations, and also appealed the District Court's decision to the Second Circuit Court of Appeals.

Arbitration Related to Tobacco Master Settlement Agreement. The Participating Manufacturers also have brought a nationwide arbitration proceeding against the Settling States (excluding Montana). The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA ("Non-Participating Manufacturers" or "NPMs") to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. New York's allocable share of the total base payment is approximately 12.8% of the total, or approximately $800 million annually.

The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs seek a downward adjustment of the payment due in that year (an "NPM Adjustment") which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2006, but none of those years is yet in arbitration.

The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. The parties are currently engaged in discovery.

West Valley Litigation. In State of New York, et al. v. The United States of America, et al., the parties have sought to resolve the relative responsibilities of the State and federal governments for the cost of remediating the Western New York Nuclear Service Center (the "Center" or "Site"), located in West Valley, New York. The Center was established by the State in the 1960s in response to a federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste ("HLRW") generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act in 1980, directing the federal government to solidify the HLRW and transport it to a federal repository, decontaminate and decommission the facilities and dispose of the low-level waste. The Act directed the State to pay 10% of those clean-up costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act; who bears the long-term responsibility for maintaining, repairing or replacing and monitoring and tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. The combined federal and State cost expenditures to date amount to approximately $2.6 billion. The State's expenditures at the Center are now approaching $320 million.

In order to resolve these disputes, the State filed suit in December 2006, seeking a declaration: (1) that the federal government is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) for the State's cleanup costs and for damages to the State's natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the federal government's responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the federal government is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation.

The consent decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The consent decree does not select or advocate the selection of any particular cleanup program for the Site- cleanup decisions are being made via the ongoing Environmental Impact Statement process. The consent decree also does not resolve two claims raised in the State's lawsuit—the State's natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the federal government has agreed to toll, will be pursued by the NYS Department of Environmental Conservation and the Attorney General's office. Regarding the latter claim, the State asserts that the federal government bears sole responsibility for the cost of disposing of the remaining HLRW waste at the Site at a federal repository once one becomes available. This claim was neither settled nor dismissed and remains in litigation.

Representative Payees. In Weaver et ano. v. State of New York, two claimants allege that the executive directors of the Office of Mental Health facilities in which the claimants were hospitalized, acting as representative payees under the Federal Social Security Act, improperly received benefits due them and improperly applied those benefits to the cost of their in-patient care and maintenance and, in the case of one of the claimants, also to the cost of her care and maintenance in a state-operated community residence. The first named claimant initially sought benefits on her own behalf as well as certification of a class of claimants. However, the class claims were dismissed on February 10, 2010 for failure to comply with legislation. On March 18, 2010, claimants filed a notice of appeal. On June 4, 2010, the State moved for summary judgment against the individual claims on various grounds. By decision and order dated September 27, 2010, the court granted the State's motion for summary judgment and dismissed the individual claims. The court held that the State statutes relied on by claimants do not apply to Social Security benefits and that executive directors of the Office of Mental Health facilities are acting properly in accordance with the Social Security Act and applicable federal regulations. Claimants served a notice of appeal on November 23, 2010. The appeal is pending.

Civil Service Litigation. In Simpson v. New York State Department of Civil Service, plaintiffs have brought a class action claiming that a civil service test administered between 1996 and 2006 resulted in a disparate impact upon the class. This case was settled on December 29, 2010, for $45 million in damages and fees, payable in four equal annual installments, starting on or about April 1, 2011 or upon passage of the State budget. The settlement was approved following a fairness hearing held on April 15, 2011.

Public Finance. In Bordeleau et al. v. State of New York, et al., a group of 50 individuals filed a complaint asking the trial court to enjoin certain expenditures of State funds and declare them to be illegal under the State Constitution. In particular, the plaintiffs claim that the State budget appropriates funds for grants to private corporations in violation of the Constitution, and also claim that certain enabling language in the State budget constitutes improper delegation of legislative power to the executive branch.

In addition to the State defendants, the complaint names as defendants certain public authorities and private corporations that are claimed to be recipients of the allegedly illegal appropriations. The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy. In a decision and order dated February 27, 2009 the trial granted the motion to dismiss the complaint, finding no Constitutional violation. The court concluded that the challenged appropriations were valid expenditures for public purposes and not "gifts" prohibited under the Constitution. The court also rejected the appellant's challenge to the reference in the budget to a memorandum of understanding, relying on that court's holding in Saxton v. Carey, that the degree of itemization required under the Constitution is to be determined by the Legislature, not the courts.

Plaintiffs appealed from the dismissal of their complaint. On June 24, 2010, the appellate court reversed the trial court's order to the extent it dismissed the plaintiffs' cause of action under the State Constitution and affirmed the order to the extent it dismissed the plaintiffs' cause of action under the State Constitution, and remitted the case to the trial court for further proceedings. The defendants moved for reargument or, in the alternative, leave to appeal the portion of the appellate court's order that reversed trial court's dismissal of the cause of action under the State Constitution. The appellate court denied reargument but granted leave to appeal on the question of whether that court erred by reversing the dismissal of the plaintiffs' cause of action under the State Constitution. The appeal is pending.

Metropolitan Transportation Authority. There are several cases in which the plaintiffs challenge the constitutionality of a 2009 law that imposed certain taxes and fees, including a regional payroll tax, in that portion of the State lying within the Metropolitan Commuter Transportation District. The revenues derived from this statute are intended to assist the Metropolitan Transportation Authority, which a State commission concluded was facing substantial financial pressure. The plaintiffs seek judgments declaring that the enactment the 2009 law violates various State constitutional provisions. Some of the plaintiffs also seek a judgment declaring that the enactment of the 2009 law violated provisions of State law requiring that the Metropolitan Transportation Authority be self-sustaining. These cases include Hampton Transportation Ventures, Inc. et al. v. Silver et al., William Floyd Union Free School District v. State, Town of Brookhaven v. Silver, et al., Town of Southampton and Town of Southold v. Silver, Town of Huntington v. Silver, Mangano v. Silver, Town of Smithtown v. Silver and Vanderhoef v. Silver. Suffolk County, the Orange County Chamber of Commerce, and a number of additional towns, and a village have also joined the Mangano case as plaintiffs.

The defendants have sought to change the venue of all of these cases to Albany County or New York County and venue has been changed in most of the cases. The plaintiffs in the Huntington and Hampton cases have appealed from the orders changing venue; the plaintiff in Hampton also moved for reargument and the motion was denied. In Vanderhoef, Huntington, Floyd, Brookhaven, Southampton/Southold and Hampton, the defendants have moved for judgment in their favor. In Mangano, the trial court denied defendants' motion for change of venue. An appeal of that order is expected.

School Aid. In Becker et al. v. Paterson et al., plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid due by statute on December 15, 2009, violated various provisions of the State Constitution. Since the commencement of the suit, the moneys at issue have been released. Pursuant to a court-direct schedule, plaintiffs moved for summary judgment on March 5, 2010. Defendants cross-moved for summary judgment on April 15, 2010.

In a second case involving the same parties, plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid from March 31, 2010 to June 1, 2010 also violated various State constitutional provisions. Since the commencement of the suit, the moneys at issue were released. Plaintiffs moved for summary judgment on July 21, 2010 and defendants responded and cross-moved for summary judgment on September 16, 2010. On January 14, 2011, the trial court issued a joint order and decision dismissing both actions as moot because of the payments made after the commencement of the actions. On February 25, 2011, plaintiffs appealed.

In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State's system of financing public education violates the Constitution on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action. The State appealed this decision, which was upheld by the appellate court on January 13, 2011. On May 6, 2011, defendants were granted leave to appeal to the Court of Appeals. On May 25, 2011, the Court of Appeals issued a notice that it may examine the merits of the appeal without briefing or oral argument, and invited the parties to submit letter responses.

Sales Tax. In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), plaintiffs seek judgments declaring that their federal rights are violated by the State's imposition of an excise tax on cigarettes sold by the plaintiffs to non-tribal members. In four of the five cases, the trial court denied plaintiffs' motions for preliminary injunctions, but granted a stay of enforcement pending plaintiffs' appeal. In the fifth case, the trial court granted the plaintiff's motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the trial court's order denying the plaintiffs' motions for preliminary injunctions, and vacated the trial court's order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the various trial courts for further proceedings consistent with the court's opinion.

In Day Wholesale Inc., et al. v. State, et al., plaintiffs also seek to enjoin the collection of taxes on cigarettes sold to or by reservation retailers. On August 31, 2010, the trial court issued an order vacating two earlier preliminary injunctions of that court barring the collection of such taxes until defendants had taken certain steps to comply with prior law. The court also denied plaintiffs' motion for a preliminary injunction. The plaintiffs appealed. On September 14, 2010 the appellate court denied plaintiffs' motion for a preliminary injunction. The appeal is now deemed abandoned because plaintiffs failed to perfect the appeal within nine months of the filing of the notice of appeal.

On February 10, 2011, the Seneca Nation of Indians commenced Seneca  Nation of Indians v. State of New York, et al., challenging the promulgation of regulations to implement the statutory voucher system intend to enable the State to collect taxes on certain sales of cigarettes on Indian reservations. Plaintiffs seek declaratory judgment that the regulations are void, a temporary and permanent injunction against enforcing both the regulations and the statutory provisions authorizing the voucher system. On May 10, 2011, the trial court issued a temporary restraining order enjoining the implementation, administration and enforcement of the statutory system, pending a hearing and determination of plaintiff's motion for a preliminary injunction. On June 8, 2011, the court issued an order granting defendants' motion for summary judgment and vacating the temporary restraining order. Plaintiff appealed. On June 21, 2011, the appellate court denied plaintiff's motion for a preliminary injunction pending appeal, and plaintiff moved for leave to appeal to the Court of Appeals from the denial of that motion. Plaintiff's motion for leave to appeal is pending. On June 23, 2011, the Court of Appeals declined to stay the implementation, administration and enforcement of the statutory system pending the full appeal to the Court of Appeals.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs' request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs' subsequent motion for a preliminary injunction.

Personal Injury Claims. In Watson v. State, claimants seek damages arising out of a motor vehicle accident in which four members of a family were injured. On February 2, 2010, the Court of Claims granted summary judgment on the issue of liability to claimants. Pursuant to negotiations among the parties, all claims were settled on February 8, 2011 for $19 million. All proceedings are concluded.

Eminent Domain. In Gyrodine v. State of New York, claimant seeks compensation under the Eminent Domain Procedures Law . By decision dated June 21, 2010, the Court of Claims awarded claimant $125 million as compensation for the appropriation. On September 13, 2010, the State appealed from the decision. That appeal is pending.

Insurance Department Assessments. In New York Insurance Association, Inc. v. State, several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department violate the federal Constitution to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department. On June 9, 2010, the State filed a motion for summary judgment. By decision dated March 10, 2011, plaintiffs' motion for permission to conduct discovery prior to responding to the State's motion for summary judgment was granted. Plaintiffs have since filed an amended complaint adding challenges to assessments issued after the commencement of this action and the State has withdrawn its motion for summary judgment without prejudice. The State has filed its answer to the amended complaint and is engaged in the discovery process.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI, fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. The initial investment must be accompanied by the Account Application. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee if a check used to purchase fund shares is returned unpayable. Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs. These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and plan sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Purchase of Institutional Money Funds

In addition to the purchase information described in "How to Buy Shares—Purchase of Institutional Money Funds" in Part II of this SAI, shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the fund, investors should call Dreyfus Investments Division at 1-800-346-3621 or in New York 1-718-895-1206.

III-1

In-Kind Purchases

Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities. The exchange of securities for fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, call 1-800-DREYFUS (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-DREYFUS.

Information Pertaining to Purchase Orders

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Federal Funds. If a fund requires the remittance of Federal Funds in connection with the purchase of fund shares and you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

Dreyfus TeleTransfer Privilege. Except as may be otherwise described in "How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "Additional Information About How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part III of this SAI. Dreyfus TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account. Except as may be otherwise described in "How to Buy Shares—Reopening An Account" in Part II of this SAI, you may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

III-2

Multi-Class Funds. When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds.

Class A

Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, and as described below with respect to: (a) Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who owned Class A shares of such fund on November 30, 1996; and (b) Class T shares exchanged for Class A shares, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the net asset value per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of a Dreyfus Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996 is the net asset value per share of that class plus a sales load as shown below:

III-3

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), Class T shares are no longer offered by any Multi-Class Fund. Holders of Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Class T shares of a fund, Class A shares of the fund having an aggregate net asset value equal to the aggregate value of the shareholder's Class T shares. For shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Class T shares of the fund on the Exchange Date, the public offering price for Class A shares of the fund is the net asset value per share of Class A of the fund plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.00

$50,000 to less than $100,000	4.00	4.17	3.50

$100,000 to less than $250,000	3.00	3.09	2.50

$250,000 to less than $500,000	2.00	2.04	1.75

$500,000 to less than $1,000,000	1.50	1.52	1.25

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the net asset value per share of that class plus a sales load as shown below:

III-4

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

The scale of sales loads applies to purchases of Class A shares made by any Purchaser.

Class A Shares Offered at Net Asset Value. Full-time employees of member firms of FINRA and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage-related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus or its affiliates, or the spouse or minor child of any of the foregoing. Further, a charitable organization investing $50,000 or more in fund shares and a charitable remainder trust (each as defined in Section 501(c)(3) of the Code) may purchase Class A shares at net asset value without payment of a sales charge, provided that such Class A shares are purchased directly through the Distributor. Any such charitable organization or charitable remainder trust that held Class A shares of a fund as of July 15, 2011, and continues to hold such Class A shares, may purchase additional Class A shares of the fund at net asset value without a sales load whether or not purchasing such shares directly through the Distributor. Additional information about purchasing Class A shares at net asset value is in the prospectus.

A shareholder purchasing fund shares through a Service Agent may no longer be eligible to purchase fund shares at net asset value without a sales load, if the nature of the shareholder's relationship, and/or the services the shareholder receives from, the Service Agent changes. Please consult your Service Agent for further details.

Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who

III-5

have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" in Part III of this SAI.

Right of Accumulation. Except as may be otherwise described in "How to Buy Shares—Right of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Class B

As of June 1, 2006, Class B shares of Multi-Class Funds are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised or administered by Dreyfus or shares held in an Exchange Account as a result of a previous exchange of Class B shares. No new or subsequent investments, including through automatic investment plans are allowed in Class B shares of any fund, except through dividend reinvestment or permitted exchanges. If you hold Class B shares and make a subsequent investment in fund shares, unless you specify the class of shares you wish to purchase, such subsequent investment will be made in Class D shares, if the fund offers Class D shares, and you will be subject to the applicable sales load; if the fund does not offer Class D shares, such subsequent investment will be made in Class A shares and you will be subject to the applicable sales load. For Class B shares outstanding on June 1, 2006 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion to Class A or Class D, as the case may be, features and Distribution Plan and Shareholder Services Plan fees, continue in effect.

The public offering price for Class B shares is the net asset value per share of that class. No initial sales charge is imposed at the time of dividend reinvestment or exchange. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the prospectus and in "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class B" in Part III of this SAI.

Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares or Class D shares, as set forth in the relevant fund's prospectus, based on the relative net asset values for shares of each such class. Class B shares of a fund that have been acquired through the fund's reinvestment of dividends and distributions will be converted on a pro-rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares or Class D shares, as the case may be, bears to the total Class B shares held by the shareholder not acquired through the reinvestment of the fund's dividends and distributions. Class B shares of a fund acquired by shareholders in exchange for Class B shares originally issued by an Acquired Fund before December 1, 2003 are subject to different CDSC and conversion schedules. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class B" in Part III of this SAI.

The minimum initial investment through an exchange for Class B shares of a Multi-Class Fund is $1,000. Subsequent exchanges for Class B shares of a Multi-Class Fund must be at least $500.

Class C

The public offering price for Class C shares is the net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" in Part III of this SAI.

III-6

Class I

The public offering price for Class I shares is the net asset value per share of that class.

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding series of the Acquired Fund as a result of the reorganization of such series may continue to purchase Class I shares of any fund in the Dreyfus Family of Funds whether or not they would otherwise be eligible to do so. Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

All Other Share Classes

The public offering price is the net asset value per share of the class.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, the fund may (1) for a money market fund, delay the redemption of such shares for up to eight business days after the purchase of such shares or (2) for a fund other than a money market fund, delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or

III-7

the Dreyfus Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one class of a Multi-Class Fund, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

The Wire Redemption Privilege, Dreyfus TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system) letter or online instructions from any person representing himself or herself to be you, or a representative or your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the net asset value of non-money market funds may fluctuate.

Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses. Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants or any other third party. If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period. The fund will use the "first-in, first-out" method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29. Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees. Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than at the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the fund, at its request, shareholder identity and transaction information.

The funds' prospectuses contain information on transactions for which the redemption fee is waived. The funds reserve the right to exempt additional transactions from the redemption fee.

III-8

Contingent Deferred Sales Charge—Multi-Class Funds

Class B. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount that is lower than the dollar amount of all payments by you for the purchase of Class B shares of the fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares of the fund, except for: (a) certain Class B shares issued in exchange for shares originally issued by a series of the Acquired Fund; (b) Class B shares of a Multi-Class Fund that is a bond fund purchased by shareholders who beneficially owned Class B shares of such fund on November 30, 1996; and (c) except as may be otherwise described in "How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class B" in Part II of this SAI.

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)

First	4.00

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00*

_________________
* These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

The following table sets forth the rates of the CDSC payable to the Acquired Fund's former distributor and the conversion to Class A schedule for Class B shares of the fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

III-9

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)

First	5.00

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh	0.00

Eighth	0.00**

_________________
** These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares of a Dreyfus Multi-Class Fund that is a bond fund purchased by shareholders who beneficially owned Class B shares of such fund on November 30, 1996:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)

First	3.00

Second	3.00

Third	2.00

Fourth	2.00

Fifth	1.00

Sixth	0.00***

_________________
*** These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class B shares of the fund acquired pursuant to the reinvestment of fund dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amounts of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996 and eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. During

III-10

the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed (i) the current net asset value of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans or other programs, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI. If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, repurchase orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Authorized Entity to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

III-11

Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Checks which are dated within six months of presentment of payment if they are otherwise in good order. If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by BNY Mellon.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, ordinarily, the Manager will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

Redemption through Compatible Automated Facilities

Certain funds make available to institutions the ability to redeem shares through compatible automated interface or trading system facilities. Investors desiring to redeem shares in this manner should call Dreyfus Investments Division at 1-800-346-3621 or in New York 1-718-895-1206 to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.

III-12

Dreyfus TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Fund Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds (minimum $500/maximum $20,000 per day) be transferred between your fund account and your bank account. See "How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI to determine whether your fund requires a higher minimum transfer amount and "How to Redeem Shares—Transaction Fees" in Part II of this SAI to determine whether fees are applicable. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege. See "Additional Information About How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part III of this SAI.

Reinvestment Privilege

Upon written request, you may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

Share Certificates; Signatures

Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates. Any certificates representing fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets the fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that

III-13

disposal of the fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the fund's shareholders.

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Dreyfus Automatic Asset Builder, the Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Exchanges

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-DREYFUS. The funds reserve the right to reject any exchange request in whole or in part. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Fund Exchanges. You or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds. Fund exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus. You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

III-14

You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in an Exchange Account. Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

In addition to exchanging your Class B shares of a Multi-Class Fund for Class B shares of another Multi-Class Fund, you may exchange your Class B shares for Class B shares of the General Fund. The shares so purchased will be held in an Exchange Account. Exchanges of shares from an Exchange Account only can be made into Class B shares of funds in the Dreyfus Family of Funds. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated, taking into account the time such shares were held in the General Fund's Exchange Account. In addition, the time Class B shares are held in the General Fund's Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund's Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund which may be exchanged for Class A shares (or other designated class of shares) of a fund at net asset value. Prior to June 1, 2006, shareholders were permitted to exchange their Class B shares for shares of Worldwide Dollar Fund, and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on June 1, 2006 may continue to hold those shares and, upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in Worldwide Dollar Fund's Exchange Account; for fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund's Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of a Multi-Class Fund and the General Fund. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan.

To request an exchange, you, or a Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of Class I shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same class (if applicable) of the fund into which the exchange is being made.

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a

III-15

simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value, but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds (including, for Class B shares of certain funds, Class B shares of the General Fund held in an Exchange Account) or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. With respect to Class I shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts. Shares in certificate form are not eligible for this privilege.

Dreyfus Automatic Asset Builder®

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege

Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account.

Dreyfus Payroll Savings Plan

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Dividend Options

Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class (if applicable) of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

III-16

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-DREYFUS. The Automatic Withdrawal Plan may be terminated at any time by you, the fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class B shares (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Monthly or Quarterly Distribution Plans

These plans permit you to receive monthly or quarterly payments from a fund consisting of proceeds from the redemption of shares purchased for your account through the automatic reinvestment of dividends declared on your account during the preceding month or calendar quarter. You may open a monthly or quarterly distribution plan by submitting a request to the Transfer Agent. A plan may be ended at any time by you, a fund or the Transfer Agent. Shares for which certificates have been issued must be presented before redemption under the Monthly or Quarterly Distribution Plans.

Letter of Intent—Class A Shares

By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-DREYFUS (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-DREYFUS.

III-17

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount, the escrowed amount will be released and additional shares representing such amount will be credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Corporate Pension/Profit-Sharing and Retirement Plans

A fund may make available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, certain funds make available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

If you wish to purchase fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan, an IRA, including a SEP-IRA, or an Education Savings Account, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans, IRAs or Education Savings Accounts may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

See "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in

III-18

the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are not "interested persons" with respect to the fund and have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest all or substantially all of their investable assets in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply primarily to the Underlying Funds, as applicable. To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

The stock prices of small- or mid-capitalization companies may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Common Stock. Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

III-19

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks offer enhanced yield features, such as PERCS (Preferred Equity Redemption Cumulative Stock). PERCS are preferred stock that generally feature a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Other classes of enhanced convertible securities include ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). These securities are company-issued convertible preferred stock. Unlike PERCS, they do not have a capital appreciation limit. They are designed to provide the investor with high current income with some prospect of future capital appreciation, issued with three- or four-year maturities, and typically have some built-in call protection. Investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they will convert mandatorily into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

III-20

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's securities at a set price for a specified period of time. Warrants are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates. Warrants or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

III-21

U.S. Government Securities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by the U.S. Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Manager will consider such event in determining whether the fund should continue to hold the securities. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity

III-22

and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its net asset value. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

The market values of many of these securities tend to be more sensitive to economic conditions than are higher-rated securities and will fluctuate over time. These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower-rated securities to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial

III-23

institutions typically constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. Pay-in-kind bonds are bonds that generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investments. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted

III-24

periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

Variable rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well.

The interest rate on an inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Investing in inverse floaters involves leveraging which may magnify gains or losses.

Participation Interests and Assignments. Short-term corporate obligations denominated in U.S. and foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between a fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants."

A fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. A fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender. The fund may have difficulty disposing of Assignments because to do so it will have to assign such securities to a third party.

III-25

Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its net asset value.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgages, REITs, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Mortgage-related securities are subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

• Residential Mortgage-Related Securities—Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities

III-26

have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The U.S. Treasury has historically had the authority to purchase obligations of FNMA and FHLMC. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend FNMA and FHLMC emergency funds and to purchase the companies' stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since 2009, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve's purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases

III-27

through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury or FHFA initiatives discussed above will ensure that FNMA and FHLMC will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, FNMA and FHLMC also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities. Future legislative and regulatory action could alter the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FNMA and FHLMC, including any such mortgage-backed securities held by a fund.

• Commercial Mortgage-Related Securities—Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties.

• Subordinated Securities—Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

• Collateralized Mortgage Obligations ("CMOs") and Multi-Class Pass-Through-Securities—CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

• Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the

III-28

coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

• Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indices. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

• As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

• Stripped Mortgage-Backed Securities—Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

• Adjustable-Rate Mortgage Loans ("ARMs")—ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

• Private Entity Securities—Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the

III-29

holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

• Other Mortgage-Related Securities—Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state. Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of

III-30

the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Certain municipal lease/purchase obligations may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

For a fund that invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue.

Municipal securities include certain private activity bonds (a type of revenue bond), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Manager determines that their purchase is consistent with the fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

III-31

The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with municipal securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

III-32

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such housing bonds may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of municipal securities deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal securities. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying municipal securities and generally is at a level comparable to that of a municipal security of

III-33

similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying municipal securities. The value of the second class and similar securities should be expected to fluctuate more than the value of a municipal security of comparable quality and maturity, which would increase the volatility of a fund's net asset value. These custodial receipts are sold in private placements. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

• Indexed and Inverse Floating Rate Securities. Indexed rate securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indices. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

III-34

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind municipal securities generally pay interest through the issuance of additional bonds; and step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero coupon securities, the amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of municipal securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike municipal securities which pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment or maturity date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

Certain provisions of the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce the fund's available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a fund that pursues a strategy to invest significantly in municipal securities. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II

III-35

of this SAI). Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors.

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Bank Obligations. Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

III-36

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by a fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by a fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks. CDs held by a fund, other than those issued by banks with less than $1 billion in assets as described above, do not benefit materially, and time deposits do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve addition, and less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

Repurchase Agreements. A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of

III-37

domestic or foreign issuers. Other corporate obligations include high quality, U.S. dollar-denominated short-term bonds and notes, including variable amount master demand notes.

Foreign Securities

"Foreign securities" include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its net asset value and thus may affect the fund's net asset value on days when shareholders have no access to the fund.

Emerging Markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (2) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (3) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (4) the absence of developed

III-38

legal structures governing private or foreign investment and private property. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's net asset value will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.

Brazil. A fund that invests significantly in Brazilian securities or currency will be subject to certain political, economic, legal and currency risks which have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the fund. Brazil is dependent upon commodity prices and international trade and suffers from high inflation rates. Brazil continues to suffer from chronic structural public sector deficits. Disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial disaffection have led to social and labor unrest, and violence. Unanticipated political or social developments may result in sudden and significant investment losses.

The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil's economy. The Brazilian government's actions to control inflation and affect other economic policies have often involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil.

Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and future government measures seeking to maintain the value of the real in relation to the U.S. dollar may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a fund's investments. Furthermore, the depreciation of the real relative to the U.S. dollar could create additional inflationary pressures in Brazil and lead to increases in interest rates, which may adversely affect the Brazilian economy as a whole. Conversely, appreciation of the real relative to the U.S. dollar may lead to the deterioration of Brazil's current account and balance of payments as well as limit the growth of exports.

The market for Brazilian securities is influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crises in other emerging market countries also may increase investors' risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a fund may invest.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil's balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such

III-39

restrictions may be affected by the extent of Brazil's foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil's debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject.

Certain Asian Emerging Market Countries. The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds. Asian countries considered to have emerging markets currently include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries many not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

India. A fund that invests in Indian securities and currency will be subject to certain risks and special considerations, including but not limited to: (1) social, economic and political uncertainty, including war; (2) the ability to sustain strong economic growth; (3) greater price fluctuations and market volatility; (4) less liquidity and smaller capitalization of securities markets; (5) currency exchange rate fluctuations; (6) interest rate fluctuations; (7) government involvement in and control over the economy; (8) government decisions to discontinue support of economic reform programs; (9) differences in accounting, auditing and financial reporting standards; and (10) the availability and effectiveness of the Indian legal system. A fund that invests predominantly in the securities of Indian issuers may be subject to increased liquidity risks, which could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic, political or religious turmoil in India or neighboring regions or deterioration in relations between the United States and India.

India's political, social and economic stability is related to its developing status. Certain developments (such as the possibility of nationalization, expropriations or taxation amounting to confiscation, political changes, governmental regulation, social instability, diplomatic disputes or other similar developments), which are beyond the control of a fund and the Adviser, could adversely affect the fund's performance.

Political, economic and social factors, changes in Indian law or regulations and the status of India's relations with other countries may adversely affect the value of a fund's assets. Although India has experienced significant growth and is projected to undergo significant growth in the future, there can be no assurance that such growth will continue. Future actions of the Indian central government or the respective Indian state governments could have a significant effect on the Indian economy, which could adversely affect private sector companies, market conditions and prices and the performance of a fund's investments in India. The occurrence of social unrest or external tensions could adversely affect India's political and economic stability and, consequently, adversely affect a fund's performance.

India is a country that comprises diverse religious and ethnic groups. It is the world's most populous democracy and has a well-developed political system. Ethnic issues and border disputes, however, have given rise to ongoing

III-40

tension in the relations between India and Pakistan, particularly over the region of Kashmir. In addition, cross-border terrorism could weaken regional stability in South Asia, thereby hurting investor sentiment. The Indian government has confronted separatist movements in several Indian states. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a fund's investments.

While fiscal and legislative reforms have led to economic liberalization and stabilization in India over the past fifteen years, the possibility that these reforms may be halted or reversed could significantly and adversely affect the value of investments in India. A fund's investments in India could also be adversely affected by changes in laws and regulations or the interpretations thereof, including those governing foreign direct investment, anti-inflationary measures, laws governing rates and methods of taxation, and restrictions on currency conversion, imports and sources of supplies.

Although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets. The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The securities industry in India is comparatively underdeveloped, which may result in difficulties relating to settlement and recording of transactions and in interpreting and applying relevant securities laws and regulations. The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. Foreign Institutional Investors ("FIIs") are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company, subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs in India (the "Guidelines") issued by the Government of India, Ministry of Finance, Investment Division. In general, transactions conducted through a recognized Indian stock exchange are subject to securities transactional taxes and short-term capital gain taxes at the rate of 15%. Transactions that are not conducted through a recognized Indian stock exchange and transactions involving the sale of publicly traded debt securities are subject to long-term capital gain taxes at the rate of 10% and short-term capital gain taxes at the rate of 30%. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and entities substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of any one Indian company (subject to that company's approval). FIIs have to apply for registration to the Securities and Exchange Board of India ("SEBI") and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for a fund to implement its investment strategy or repatriate its income, gains and initial capital from India.

A high proportion of the shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a fund has invested could dilute the earnings per share of the fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a fund's investment. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

The ability of a fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a fund to repatriate its income and capital. If for any reason a fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined

III-41

for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by

III-42

political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See also "Sovereign Debt Obligations—Sovereign Debt Obligations of Emerging Market Countries" above.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

III-43

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits a fund's investment in securities issued by other investment companies, including exchange-traded funds described below, subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations. A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above.

Exchange-Traded Funds (ETFs)

ETFs are designed typically to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index. These may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities. For an ETF with a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

III-44

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured notes and participatory notes. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by the fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.

III-45

Successful use of certain derivatives may be a highly specialized activity. This ability may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Certain types of derivatives involve greater risks than if a fund had invested in the reference obligation directly, since, in addition to general market risks, they may be subject to illiquidity risk, counterparty risk and credit risk. Successful use of derivatives by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position. Furthermore, if in such circumstances the fund has insufficient cash, it may have to sell securities or otherwise exit positions to meet variation margin requirements or other requirements for collateral or segregation. The fund may have to sell such securities at a time when it may be disadvantageous to do so.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

The funds will not be commodity pools. Notices have been filed with the CFTC and NFA with respect to the funds' eligibility as registered investment companies or series of registered investment companies for an exclusion from the definition of commodity pool operator and that the funds are not subject to registration or regulation as commodity pool operators under the CEA.

Futures Transactions. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

III-46

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

• Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

• Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

• Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

• Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

• Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or options hereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by a fund is covered when, among other things, the fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Call and put options in which a fund may invest include those: in respect of specific securities (or groups or "baskets" of specific securities) include equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities and Eurodollar instruments; securities indexes; and currencies, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes). Such options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market.

III-47

• Index Options. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

• Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Transactions. Swap agreements are over-the-counter contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of credit default swaps or securities representing a particular index. The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

• Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

III-48

• Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

• Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock specifies a future interest rate to be paid. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

• Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

• Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If a fund is a buyer in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which

III-49

typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. A fund will enter into credit derivative agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Structured Notes and Hybrid Instruments. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured notes may not have an active trading market.

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., some currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund.

Participatory Notes. Certain participatory notes issued by banks or broker-dealers are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the stocks underlying such participatory notes. Participatory notes involve transaction costs.

Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities.

III-50

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, and any combination of futures, options, swaps, currency and interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. Forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related securities provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other

III-51

instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A highly liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities. A fund may lose money on its commodity investments.

Short-Selling

In these transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. A fund may make short sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns. To complete a short sale transaction, a fund must borrow the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund, which would result in a loss or gain, respectively. A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

Until a fund closes its short position or replaces the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (2) otherwise cover its short position.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. A fund may call the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). A fund will receive collateral consisting of cash or, to the extent a permissible investment for the fund, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes,

III-52

when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its net asset value per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund

III-53

exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities. A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

Illiquid Securities

Illiquid securities, as to which a liquid trading market does not exist, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. Funds are limited to a maximum of 15% of net assets in illiquid securities (subject to a fund's own more restrictive limitations).

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include:

• declines in the value of real estate;

• risks related to general and local economic conditions;

• possible lack of availability of mortgage funds;

• overbuilding;

• extended vacancies of properties;

• increased competition;

• increases in property taxes and operating expenses;

III-54

• changes in zoning laws;

• losses due to costs resulting from the clean-up of environmental problems;

• liability to third parties for damages resulting from environmental problems;

• casualty or condemnation losses;

• limitations on rents;

• changes in neighborhood values and the appeal of properties to tenants;

• changes in interest rates;

• financial condition of tenants, buyers and sellers of real estate; and

• quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually does not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations.. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if

III-55

a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Manager's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

U.S. Treasury Securities

U.S. Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Repurchase Agreements

In a repurchase agreement, a fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third-party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent permitted by the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is

III-56

subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities. Fixed-income securities rated Baa/BBB or higher by Moody's, S&P or Fitch are known as investment grade bonds. Investment grade and below investment grade bonds involve degrees of credit risks, which relate to the likelihood that the bond issuer will pay interest and repay principal on a timely basis. Fixed-income securities rated Ba/BB or lower by Moody's, S&P and Fitch are regarded as below investment grade (i.e., "junk" bonds) and are considered speculative in terms of the issuer's creditworthiness. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal

III-57

Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.

To the extent a fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to a fund's portfolio securities could cause losses to the fund and affect its share price.

Participation Interests

A fund may purchase from financial institutions participation interests in securities in which the fund may invest. A participation interest gives the fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Manager must have determined that the instrument is of comparable quality to those instruments in which the fund may invest.

Asset-Backed Securities

Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

III-58

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable amount master demand notes).

Foreign Bank Securities; Foreign Government Obligations and Securities; Securities of Supranational Entities

Foreign bank securities in which a fund may invest include securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and commercial paper issued by foreign issuers. Certain funds may invest in securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities or other foreign government obligations. Such securities also include debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank of Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign bank securities and/or foreign government obligations or securities may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities and obligations, establishment of exchange controls or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and obligations.

Municipal Securities

"Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state. Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal securities bear fixed, floating or variable rates of interest.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

III-59

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue.

Municipal securities include certain private activity bonds (a type of revenue bond), the income from which is subject to AMT. Certain funds may invest in these municipal securities if the Manager determines that their purchase is consistent with the fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Obligations may invest more than 25% of the value of the fund's total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt money market funds that do not follow this practice.

Certain municipal lease/purchase obligations may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment (discussed below) within the applicable limits set forth herein.

State Specific Funds. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal money market funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products are described below.

• Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give a fund an undivided interest in a Municipal Obligation in the proportion that the fund's participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

• Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

III-60

• Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions, and, therefore, may not have an active trading market. If a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Stand-By Commitments. A fund may acquire "stand-by commitments" with respect to municipal securities held in its portfolio. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Obligations, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI). Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of their total assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. Currently, a fund will borrow money only for temporary or emergency (not leveraging) purposes. When borrowing for temporary or emergency purposes, if such borrowing exceeds 5% of the value of a fund's total assets, the fund will not make any additional investments.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, brokers or dealers. This type of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. The fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the fund is exposed to

III-61

greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC.

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when a fund enters into the commitment, but the fund does not make payment until it receives delivery from the counterparty. A fund will commit to purchase such securities only with the intention of actually acquiring the securities, but a fund may sell these securities before the settlement date if it is deemed advisable. A fund will segregate permissible liquid assets at least equal at all times to the amount of the purchase commitment.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the fund is fully or almost fully invested may result in greater potential fluctuation in the value of the fund's net assets and its net asset value per share.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. A fund may call the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon. Subject to a fund's own more restrictive limitations, if applicable, loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets (including the value of all assets received as collateral for the loan). A fund will receive collateral consisting of cash or cash equivalents or certain other high quality liquid debt securities that would be permissible investments for the fund, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk

III-62

by limiting the investment of cash collateral to repurchase agreements or and certain other investments that would be appropriate investments for the fund.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

• likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• nature of and provisions of the obligation; and

• protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

III-63

Obligations rated "BB,"  "B,"  "CCC,"  "CC" and  "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

III-64

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

• amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

III-65

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings — There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack

III-66

sufficient margins of protection.

Demand Obligation Ratings — In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

III-67

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

III-68

Default: "D" indicates a default. Default generally is defined as one of the following:

• failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

• the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

• the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default:   "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

III-69

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of future obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt

The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

III-70

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.

ADDITIONAL INFORMATION ABOUT THE BOARD

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel. The boards' audit committee (which consists of all board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receives periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The boards also receive reports from counsel to Dreyfus and counsel to the funds and the boards' own independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such not affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members, although the boards could in the future determine to add board members who are not Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the funds and the potential conflicts of interest that could arise from these relationships.

Additional Information About the Boards and Their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating and compensation committees, each comprised of Independent Board Members. The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the

III-71

Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committees is to establish appropriate compensation for serving on the boards. The boards also have standing pricing committees comprised of any one board member. The function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

The Manager is a wholly-owned subsidiary of BNY Mellon. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing investment management and investment services through a worldwide client-focused team. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

The Manager generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services). Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Administrator

Pursuant to administration agreements for certain funds as described in a fund's prospectus, Dreyfus maintains office facilities of behalf of the fund, furnishes the fund with clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund, prepares reports to the fund's shareholders, tax returns, reports to and filings with the SEC and state blue sky authorities, calculates or arranges for the calculation of the net asset value of the fund's shares, and generally assists in all aspects of the fund's operations, other than providing investment advice.

As to each fund, the agreement is subject to annual approval by (1) the board or (2) a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund, provided that in either event the continuance also is approved by a majority of the fund's Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. Each administration agreement is terminable without penalty, on 60 days' notice, by the board or by vote of the holders of a majority of the outstanding voting securities of the fund, or, on not less than 90 days' notice, by Dreyfus. The agreement will terminate automatically, as to the relevant fund, in the event of its assignment (as defined in the 1940 Act).

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser. Companies listed are in the asset management or other financial services business. For BNY Mellon ARX, Mellon Capital, Newton, Standish, TBCAM, Urdang and

III-72

Walter Scott, which are all wholly-owned subsidiaries of BNY Mellon, see "The Manager" above for ownership information.

CCM: Andrew S. Cupps

Fayez Sarofim: Fayez S. Sarofim

Geneva: Amy S. Croen, William A. Priebe, Linda J. Priebe and Priebe Living Trust dated 04/01/98 (William A. Priebe and Linda J. Priebe, Trustees)

GSAM: The Goldman Sachs Group, Inc., general partner

Hamon: Hamon Investment Holdings Ltd. and Simon Associates Ltd.; Hamon also is an affiliate of BNY Mellon

Iridian: David L. Cohen and Harold J. Levy

King: Roger E. King

Lombardia: George G. Castro, Alvin W. Marley and Lombardia Capital Partners, Inc.

Mar Vista: Silas A. Myers, Brian L. Massey, Roxbury Capital Management and WT Investments Inc.

Neuberger Berman: Neuberger Berman Group LLC and NBSH Acquisition, LLC

Nicholas: Catherine C. Nicholas and Arthur E. Nicholas

Riverbridge: Mark A. Thompson

TS&W: OM Group (UK) Limited, Old Mutual PLC, TS&W Investment GL LLC and Old Mutual (US) Holdings, Inc.

Walthausen: John B. Walthausen

Portfolio Allocation Manager

EACM, a wholly-owned subsidiary of BNY Mellon, has been engaged as the Portfolio Allocation Manager for certain funds as described in the prospectus. EACM is responsible for evaluating and recommending Sub-Advisers for these funds. It is expected that differences in investment returns among the portions of a fund managed by different Sub-Advisers will cause the actual percentage of the fund’s assets managed by each Sub-Adviser to vary over time.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. For the TBCAM Stock Funds, portfolio managers are employed by the Manager. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

BNY Mellon ARX. A portfolio manager's cash compensation is comprised primarily of a market-based base salary and variable incentives paid (biannually) from BNY Mellon ARX's profits. The primary objectives of BNY Mellon ARX's compensation structure are to motivate and reward continued growth and profitability and to attract and retain high-performing individuals. BNY Mellon ARX evaluates portfolio managers not only for their direct performance results, but also for their contribution to BNY Mellon ARX.

III-73

CCM. Through Andrew Cupps' ownership of the firm, he participates directly in the revenue of the firm, which is determined by the performance of the firm's accounts, including the relevant funds, and the assets under management by the firm. He also is compensated with a base salary.

EACM. Employees at EACM, including investment professionals (e.g., portfolio managers), generally receive two forms of compensation: a base salary and a discretionary annual bonus (based on the firm's profitability and their performance). The discretionary bonus is based upon an individual's overall performance, with as much emphasis (for the relevant personnel) on contribution to the risk monitoring and quality control areas as there is on generating superior performance. Personal performance and firm performance are roughly equally weighted. As part of EACM's retention plan for key management personnel, a portion of each annual bonus pool also is invested in an offshore fund of hedge funds managed by EACM and vests over a period of three years.

Fayez Sarofim. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Fayez Sarofim over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Fayez Sarofim's board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Fayez Sarofim. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Geneva. Total compensation for the portfolio management team, in which each member is a principal of the firm, includes a base salary plus a fixed percentage of Geneva's profits based on ownership. Geneva believes that its compensation plan allows for the portfolio management team to focus on delivering long-term performance for its clients. Geneva also offers eligible employees the opportunity to participate in a company sponsored 401(k) retirement plan.

GSAM. Compensation for portfolio managers of GSAM is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs & Co.; the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-year, three-year and five-year time horizons. The discretionary variable compensation for portfolio managers is also significantly influenced by effective participation in team research discussions and process, and management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors also may be considered including: general client/shareholder orientation, teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including: a 401(k) program that enables employees to direct a percentage of their pre-tax salary and bonus income into a tax-qualified retirement plan, and investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

III-74

Hamon. Portfolio manager compensation is comprised of a market-based salary and an annual incentive plan. Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's investment portfolio performance over a one-year period (weighted 75%) and a three-year period (weighted 25%) compared to peer groups and relevant indices. Other factors considered are individual qualitative performance, asset size and revenue growth of the product and funds managed by the portfolio manager.

Iridian. Iridian's compensation structure includes the following components: base salary, 401(k) retirement plan, and annual bonus if warranted by the overall financial success of the firm. Bonuses are based on performance.

King. Total compensation for the portfolio management team, of which each member is a principal of King, includes a fixed annual salary and may include a discretionary annual bonus.

Lombardia. Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses. For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors. The quantitative weight is 65% and the subjective weight is 35%. The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection. Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value. Lombardia's compensation committee then considers three factors: (i) new idea generation, (ii) teamwork and (iii) work ethic. New idea generation is intended to capture the quality and frequency of new idea generation. This factor credits or penalizes ideas that do not make it into the portfolios. Teamwork and work ethic will be measured both within individual teams and across the organization. The compensation of Alvin W. Marley, a 25% owner of the firm, also is based on overall firm profitability.

Mar Vista. Mar Vista is 100% owned by the investment team. All investment professionals receive guaranteed compensation consisting of salary and bonus. As owners, the investment team participates in Mar Vista's profit growth through annual profit distributions.

Mellon Capital. The primary objectives of the Mellon Capital compensation plans are to:

• Motivate and reward continued growth and profitability

• Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

• Motivate and reward superior business/investment performance

• Create an ownership mentality for all plan participants

The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). An investment professional's base salary is determined by the employee's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

These positions that participate in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for

III-75

an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers also are eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

Neuberger Berman. Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. Neuberger Berman also is focused on creating a compensation process that is fair, transparent, and competitive with the market. Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. The terms of long-term retention incentives at Neuberger Berman are as follows:

• Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the subsequent five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

• Contingent Compensation Plan. Neuberger Berman also has established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employee's compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

• Restrictive Covenants. Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high-net-worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party). The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

Newton. Portfolio manager compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan. The level of variable compensation (annual cash bonus and Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending upon corporate profits, team performance and individual performance. The annual cash bonus is discretionary. Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks

III-76

and peer comparisons and individual qualitative performance. Awards also are reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors. The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan. This plan provides for an annual cash award that vests after four years. The value of the award may change during the vesting period based upon changes in Newton's operating income. Portfolio managers also are eligible to join the BNY Mellon Group Personal Pension Plan. Employer contributions are invested in individual member accounts. The value of the fund is not guaranteed and fluctuates based on market factors.

Nicholas. Portfolio managers are partners of the firm. Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm. Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas. In addition to cash compensation, portfolio managers receive a benefit package.

Riverbridge. Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and individual contributions to the team. The chief investment officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include, but are not limited to, the performance of the relevant funds and other accounts managed relative to expectations for how those funds and accounts should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. Multi-year time periods are used to evaluate the individual performance of investment team members. Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers' performance against comparable peer managers and the appropriate strategy benchmark. The third level of compensation is ownership in the firm. Riverbridge also has adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum amount allowed by law. Generally, all employees are eligible to participate in the plan. Riverbridge matches annually the employee's contribution in an amount equal to 100% of the first 3% of each employee's contribution and 50% of the next 2%.

Standish. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall profitability. Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

TBCAM.

Investment Professionals

With the exception of the most senior portfolio managers of TBCAM, investment professionals' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term incentive awards. Annual cash and long-term incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide financial performance. Further

III-77

allocations are made to individual team members by the product portfolio manager based upon individual contribution, individual investment performance, and other qualitative factors.

Select Senior Portfolio Managers

Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate TBCAM's investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on the level of current business (assets under management, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of a portfolio manager's accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on discretionary factors (e.g., leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are generally paid in cash on an annual basis, however many investment professionals receive a portion of their annual incentive award in deferred vehicles.

TS&W. For each portfolio manager, TS&W's compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

• Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

• Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary and tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that product area.

• Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

• Deferred Compensation Plan. Portfolio managers meeting certain requirements also are eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

• Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

Urdang. The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

In addition to annual incentives, portfolio managers also are eligible to participate in Urdang's Long Term Incentive Cash Award Plan. This plan provides for an annual award, payable to participants (generally senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock. These awards have a three-year cliff vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee

III-78

remains an employee of the company. The deferred cash portion is generally invested by Urdang in affiliated mutual funds.

Walter Scott. Compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all BNY Mellon employees and those of its affiliated sub-advisers.

In the case of portfolio managers responsible for managing a fund and managed accounts, the method used to determine their compensation is generally the same for all funds and investment accounts. A portfolio manager's base salary is determined by the portfolio manager's experience and performance in the role, taking into account BNY Mellon's analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the fund(s) managed by the portfolio manager relative to expectations for how the fund(s) should have performed, given its/their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio(s) of the fund(s). For each fund, the performance factor depends on how the portfolio manager performs relative to the fund's benchmark and the fund's peer group, over one-year and three-year time periods. While the performance of other accounts managed by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of the fund(s) managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager's overall performance. Additional factors include the portfolio manager's contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Walthausen. All members of Walthausen have common stock ownership in the firm. This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients. As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period. Walthausen's compensation structure consists of base salary, bonus and profit sharing. Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded for performance. As the firm grows, Walthausen intends to allocate profits across ownership levels.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

III-79

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transaction, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Manager or the funds, or effect transaction on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Manager. Accordingly, the Manager has informed management of the funds that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The Distributor also compensated from its own assets certain Service Agents for selling Class B shares at the time of purchase; the funds no longer offer Class B shares except in connection with dividend reinvestment and permitted exchanges. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and 12b-1 Plan fees. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the net asset value of such shares purchased by their clients. The Distributor generally paid Service Agents on

III-80

new investments of Class B shares made through such Service Agents 4% of the net asset value of such shares purchased by their clients. With respect to Class B shares of a fund issued in exchange for shares originally issued by an Acquired Fund, the proceeds of any CDSC and fees pursuant to the Distribution Plan with respect to such Class B shares are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent. Pursuant to transfer agency agreements with each fund, or the corporation or trust of which it is a part, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

DETERMINATION OF NET ASSET VALUE

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than money market funds)

A fund's equity securities, including option contracts (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on NASDAQ markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported net asset values each day.

Substantially all of a fund's debt securities and instruments, including interest rate, credit default and total return swaps and options thereon, are valued by one or more independent pricing services (the "Service") approved by the board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of

III-81

comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by fund officers under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding U.S. Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars and foreign currency forward contracts are valued at the average of the most recent bid and asked quotations obtained from a Service approved by the board. If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's net asset value may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by a fund may trade on days that the fund is not open for business, thus affecting the value of the fund's assets on days when fund investors have no access to the fund.

Generally, over-the-counter option contracts will be valued by the Service at the average of the most recent bid and asked quotations obtained from the Service. Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by a fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its net asset value), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board. Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the prices used by other mutual funds to calculate their net asset values.

Valuation of Portfolio Securities (money market funds only)

In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' net asset value calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the board.

Calculation of Net Asset Value

Fund shares are sold on a continuous basis. Except as otherwise described in the prospectus, net asset value per share of each fund and each class of a Multi-Class Fund is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on each day the NYSE is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading

III-82

on the floor of the NYSE. The net asset value per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of a fund's shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share net asset value of each class of shares of the fund will differ. The net asset value of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Funds Other Than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the fund's prospectus. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

TAXATION

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or to discuss state and local tax matters affecting the funds. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds

III-83

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from certain enumerated passive income sources described in Code section 7704(d) and (iii) that would not satisfy the gross income test if it were a RIC. Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the U.S. Treasury Department has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the good income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of

III-84

the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years. Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

III-85

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC") (discussed below). Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income. In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend. Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

Sale, Exchange or Redemption of Shares

III-86

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares. Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Legislation passed by Congress in 2008 requires the funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

PFICs

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes. A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF. If the QEF incurs losses for a taxable year, these losses will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund. A fund may

III-87

not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICS would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

III-88

Payments with Respect to Securities Loans

A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional debt instruments.

Certain Higher-Risk and High Yield Securities

A fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest. These and other related issues would be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends will be exempt from federal income taxes. It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as described under "Taxation of Fund Distributions." Recipients of Social Security and/or certain railroad retirement benefits who receive income dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1040-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends. Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT. Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

III-89

Because the dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Under the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Fund Subsidiary (Dreyfus Dynamic Alternatives Fund only)

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a "safe harbor" contained in the Code under which the Subsidiary may

III-90

engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, in which case the Subsidiary would be subject to U.S. income and branch profits tax (and possibly state tax) on its income, if any, that is effectively connected with such U.S. trade or business. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. It is not expected that the Subsidiary will derive income subject to such withholding tax. The Subsidiary will be treated as a "controlled foreign corporation," and the fund will be treated as a "U.S. shareholder" of the Subsidiary. As a result, the fund will be required to include in gross income for U.S. federal income tax purposes, all of the Subsidiary's "subpart F income," whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be subpart F income. Distributions by the Subsidiary of income previously included in the fund's gross income as subpart F income will be tax-free to the fund. Subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the fund.

Tax-Exempt Shareholders

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to certain shareholders who fail to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate. All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

III-91

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions. An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund. Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled." If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

For taxable years of a fund beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The Hiring Incentives to Restore Employment Act

Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and

III-92

income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain foreign shareholders, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities. The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a fund, and/or certain of the fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the fund. To comply with the requirements of the HIRE Act, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners. While the withholding tax provisions of the HIRE Act were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated that future regulatory guidance will provide for a phased-in implementation of these provision, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015, and withholding on certain "passthru payments" to begin on a date to be provided in future guidance, but no earlier than January 1, 2015.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Several provisions of the Code relating to the taxation of RICs and their foreign shareholders will expire at the end of 2011, and it is possible that those provisions could be legislatively extended. Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) are set to expire at the end of 2012, but may, through legislative action, be extended or otherwise modified. Prospective investors should consult their own tax advisers regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

III-93

Shareholders should consult their own tax advisers regarding the state, local and foreign tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

PORTFOLIO TRANSACTIONS

This section, other than "Disclosure of Portfolio Holdings," does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. The funds, except for the money market funds and the TBCAM Stock Funds, are managed by dual employees of Dreyfus and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds and the TBCAM Stock Funds are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid

III-94

security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregated exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

III-95

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage

III-96

given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative net asset values. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Disclosure of Portfolio Holdings

It is the policy of the Manager to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor the Manager or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as S&P, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the

III-97

purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

A fund may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of portfolio holdings may be authorized only by the Chief Compliance Officer for the fund, and any exceptions to this policy are reported quarterly to the board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio. Dreyfus, through its participation in BNY Mellon's Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of a fund.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues. Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the

III-98

proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions. With respect to a fund having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of the fund's shares outstanding and entitled to vote may require the fund to hold a special meeting of shareholders for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

III-99

GLOSSARY

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
ADRs	American Depositary Receipts and American Depositary Shares
Affiliated Entity

An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual employees of the Dreyfus and such affiliate; for the TBCAM Stock Funds, references to an Affiliated Entity shall be deemed to refer to TBCAM as Manager of the TBCAM Stock Funds

AMT	Alternative Minimum Tax
Authorized Entity

A bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation
BNY Mellon ARX	BNY Mellon ARX Investimentos Ltda.
BSAM	Bear Stearns Asset Management, Inc.
CCM	Cupps Capital Management, LLC
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dreyfus	The Dreyfus Corporation
Dreyfus Cash Management Funds

Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management

EACM	EACM Advisors LLC
Eligible Shares	Shares of a Multi-Class Fund or shares of certain other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ETFs	Exchange traded funds

III-100

Term	Meaning
Exchange Account

A special account in the General Fund created solely for the purpose of purchasing shares by exchange from Class B shares of a Multi-Class Fund; prior to June 1, 2006, such accounts were created in the Worldwide Dollar Fund

Exchange Act	Securities Exchange Act of 1934, as amended
Fayez Sarofim	Fayez Sarofim & Company
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FDIC	Federal Deposit Insurance Corporation
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
Fund of Funds

Dreyfus Conservative Allocation Fund, Dreyfus Diversified Global Fund, Dreyfus Diversified International Fund, Dreyfus Diversified Large Cap Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Growth Allocation Fund and Dreyfus Satellite Alpha Fund, which each invests all or substantially all of its investable assets in Underlying Funds

General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds

General California Municipal Money Market Fund

General Government Securities Money Market Funds, Inc.

General Government Securities Money Market Fund

General Treasury Prime Money Market Fund

General Municipal Money Market Funds, Inc.

General Municipal Money Market Fund

General New York Municipal Money Market Fund

Geneva	Geneva Capital Management Ltd.
GNMA	Government National Mortgage Association
GSAM	Goldman Sachs Asset Management, L.P.
Hamon	Hamon U.S. Investment Advisors Ltd.
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	Dreyfus International Stock Index Fund, Dreyfus Midcap Index Fund, Inc., Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund
Institutional Money Funds

Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund, Dreyfus Institutional Reserves Money Fund, Dreyfus Institutional Reserves Treasury Prime Fund and Dreyfus Institutional Reserves Treasury Fund

IPO	Initial public offering
IRA	Individual retirement account
Iridian	Iridian Asset Management LLC
IRS	Internal Revenue Service
King	King Investment Advisors, Inc.
Lending Agent	The Bank of New York Mellon

III-101

Term	Meaning
LIBOR	London Interbank Offered Rate
Lombardia	Lombardia Capital Partners, LLC
Manager	The Dreyfus Corporation; when used for the TBCAM Stock Funds only, the Manager refers to TBCAM
Mar Vista	Mar Vista Investment Partners, LLC
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
NFA	National Futures Association
Neuberger Berman	Neuberger Berman Management LLC
Newton	Newton Capital Management Ltd.
Nicholas	Nicholas Investment Partners, L.P.
NYSE	New York Stock Exchange
Plans	Distribution Plans, Service Plans and Shareholder Services Plans as described in "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense

Rating Agencies	S&P, Moody's and Fitch
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans	Qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred

III-102

Term	Meaning

compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions or state and local governments, not including IRAs, IRA "Rollover Accounts" or IRAs set up under SEP-IRAs

Riverbridge	Riverbridge Partners, LLC
S&P	Standard & Poor's Ratings Services
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial institutions (which may include banks), securities dealers and other industry professionals
Standish	Standish Mellon Asset Management Company LLC
STARS	STock Appreciation Ranking System
State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

TBCAM Stock Funds	Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund
TIPS	Treasury Inflation-Protection Securities
Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
Subsidiary

Dynamic Alternatives Fund Ltd., a company (1) organized under the laws of the Cayman Islands, (2) whose registered office is located at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands and (3) which is wholly-owned and controlled by Dreyfus Dynamic Alternatives Fund

TBCAM	The Boston Company Asset Management
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
TS&W	Thompson, Siegel & Walmsley LLC
Underlying Funds	Dreyfus funds in which a Fund of Funds invest all or substantially all of their investable assets
Urdang	Urdang Securities Management, Inc.

III-103

Term	Meaning
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Walter Scott	Walter Scott & Partners Ltd.
Walthausen	Walthausen & Co., LLC
Worldwide Dollar Fund	Dreyfus Worldwide Dollar Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged

III-104